                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:   811-5199
                                                      -----------------

                       SteinRoe Variable Investment Trust
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts     02111
         ---------------------------------------------------------------
               (Address of principal executive offices)      (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                -------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   1-617-772-3698
                                                    ---------------------

Date of fiscal year end:          12/31/05
                            -------------------

Date of reporting period:         06/30/05
                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT - CLASS B SHARES
JUNE 30, 2005

[GRAPHIC]

STEINROE VARIABLE INVESTMENT TRUST

2005 SEMIANNUAL REPORT - CLASS B SHARES

SteinRoe Variable Investment Trust



                                               SHC-44/88220-0705 (08/05) 05/7110

PRESIDENT'S MESSAGE
SteinRoe Variable Investment Trust

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of our various fund families, including Liberty and SteinRoe, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Funds President, Nations Funds President and CEO and Galaxy Funds President and is the primary liaison to the Fund Boards of Trustees. Chris joined Bank of America in August 2004.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                                                      Not FDIC  May Lose Value
                                                               -----------------
                                                      Insured  No Bank Guarantee

PERFORMANCE AT A GLANCE
SteinRoe Variable Investment Trust

                                                                              AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)
                                                                               6-MONTH
                                                                 INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR    LIFE
-----------------------------------------------------------------------------------------------------------------------------
STEIN ROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, Variable Series -- Class B(1)      06/01/00        0.23       7.43      0.52     6.98     8.71
Liberty Federal Securities Fund, Variable Series -- Class B(1)    06/01/00        2.91       6.89      6.56     6.27     7.20
Liberty Money Market Fund, Variable Series                        01/01/89        1.12       1.73      2.13     3.63     4.34
Liberty Small Company Growth Fund, Variable Series -- Class B(1)  06/01/00       -3.55       2.02     -3.19     6.61     9.95
Columbia Large Cap Growth Fund, Variable Series -- Class B(1)     06/01/00       -2.89      -2.80    -12.98     6.03     9.16

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.


(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

SteinRoe Variable Investment Trust

STEINROE VARIABLE INVESTMENT TRUST
   PORTFOLIO MANAGERS' DISCUSSIONS
   Liberty Asset Allocation Fund, Variable Series                            120
   Liberty Federal Securities Fund, Variable Series                          148
   Liberty Money Market Fund, Variable Series                                162
   Liberty Small Company Growth Fund, Variable Series                        173
   Columbia Large Cap Growth Fund, Variable Series                           188

   FINANCIAL STATEMENTS
   Liberty Asset Allocation Fund, Variable Series                            123
   Liberty Federal Securities Fund, Variable Series                          151
   Liberty Money Market Fund, Variable Series                                165
   Liberty Small Company Growth Fund, Variable Series                        176
   Columbia Large Cap Growth Fund, Variable Series                           191


                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 05/2005


FUNDS ARE DISTRIBUTED BY COLUMBIA FUNDS DISTRIBUTOR, INC. UNTIL ON OR ABOUT AUGUST 22, 2005, WHEN BACAP DISTRIBUTORS, LLC AND COLUMBIA FUNDS DISTRIBUTOR, INC., MEMBERS NASD, SIPC, WILL MERGE TO FORM COLUMBIA MANAGEMENT DISTRIBUTORS, INC. COLUMBIA FUNDS AND NATIONS FUNDS WILL THEN BE DISTRIBUTED BY COLUMBIA MANAGEMENT DISTRIBUTORS, INC., WHICH WILL BE PART OF COLUMBIA MANAGEMENT AND AN AFFILIATE OF BANK OF AMERICA CORPORATION. COLUMBIA MANAGEMENT IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. COLUMBIA MANAGEMENT ENTITIES FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

STEINROE VARIABLE INVESTMENT TRUST

PORTFOLIO MANAGER'S DISCUSSION
Liberty Asset Allocation Fund, Variable Series / June 30, 2005

Liberty Asset Allocation Fund, Variable Series seeks high total investment return.

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund. He has been associated with Columbia Management Advisors, Inc. and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among various asset classes. Security selection and buy/sell decisions are made by investment professionals with expertise in the specific asset classes.

During the first half of 2005, the stock market treaded water and the Treasury bond market staged a modest rally. As a result of the fund's equity emphasis, the fund's return was lower than the average return of its peer group, the Lipper Variable Series Balanced Funds Category.(1) However, the fund outperformed the S&P 500 Index(2). The fund's foreign and small-cap holdings also dampened returns. However, positive contributions from the mid-cap sector, as well as from asset-backed securities and mortgage-backed securities on the fixed-income side, provided a boost to performance.

A HIATUS FOR STOCKS

The stock market was lackluster during the period, following a fourth quarter rally in 2004. Despite surging energy prices and the Federal Reserve's (the "Fed") continued cycle of short-term interest rate increases, long-term interest rates moved lower as the economy sent out mixed signals. In this environment, the Treasury market rallied in the second half of the reporting period. Investors rushed to the perceived safety of high-quality bonds and long-term Treasuries ended the six months higher while the stock market fell slightly behind. During the first half of 2005, the value of the US dollar also rebounded, which had a negative impact on the performance of foreign stocks when returns were converted back to US dollars.

ASSET-BACKED BONDS, MID-CAP EQUITIES OUTPERFORMED

The fund's investment-grade fixed-income holdings outperformed the Lehman Brothers Aggregate Bond Index(3) during the six-month period. This was primarily due to an emphasis on asset-backed securities, which outperformed all other non-Treasury sectors. Asset-backed bonds are typically secured by a collection of consumer or commercial loans. Holdings of mortgage-backed securities also aided returns, as these did well relative to other types of corporate credits. The fund's position in high-yield bonds had a marginally negative effect on performance. While we had trimmed the fund's high-yield holdings prior to year-end, we believe the fund's allocation to this area remained larger than average for its peers.

Strong performance from the mid-cap stock sector benefited the fund during the period. Among the fund's top mid-cap contributors were National-Oilwell Varco (0.2% of net assets), a manufacturer and distributor of drilling, pumps, and oil field supplies and retailer Chico's FAS (0.3% of net assets). Nordstrom, a large-cap retail stock, was also standout performer for the fund (0.2% of net assets).

INTERNATIONAL STOCKS DETRACTED FROM RETURNS

Among the fund's international holdings, consumer, telecommunications and financial stocks were among the largest detractors from performance. In the consumer sector, Fast Retailing, Koninklijke (Royal) Philips Electronics NV, and British Sky Broadcasting Group PLC registered double-digit declines for the portfolio (0.1%, 0.2% and 0.1% of net assets, respectively). In the telecommunications sector, NTT DoCoMo, Norway's Telenor and Spain's Telefonica (all three at 0.2% of net assets) disappointed. While South Korea's Kookmin Bank (0.2% of net assets) and Uniao de Bancos Brasileiros SA (0.3% of net assets) were top performers during the period, several other international financial companies, including Mitsubishi Tokyo Financial Group and Nomura Holdings (0.3% and 0.2% of net assets, respectively), were among the weakest performers within the international segment of the fund. Despite these disappoints, the fund's overall performance was not significantly impacted by its international holdings. And, we have continued to maintain the fund's overseas exposure, as we believe that better valuations area available abroad. The global economy has continued to expand, interest rates remained relatively low outside the United States and many foreign economies have continued to benefit from a relatively strong US economy.

A FAVORABLE ENVIRONMENT FOR STOCKS

We believe that an extended period of economic expansion and steady corporate profit growth have the potential to create a favorable environment for stocks going forward. And, if the Fed continues to raise short-term interest rates, longer-term rates seem destined to rise, which could likely result in lower bond prices. With low inflation and low capital gains and dividend tax rates, we believe solid earnings growth may likely lead to higher stock prices over time. Against this backdrop, we continue to favor equities and, in particular, the stocks of large, growth-oriented companies. We believe that these companies could thrive in an environment of moderate economic growth and in a market focused on quality and dividend growth.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk bonds" offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

(3) The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

PERFORMANCE INFORMATION
Liberty Asset Allocation Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                       (CUMULATIVE)
                          6-MONTH     1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Class B (06/01/00)             0.23     7.43     0.52      6.98
S&P 500 Index                 -0.81     6.32    -2.37      9.94
Lehman Brothers
  Aggregate
  Bond Index                   2.51     6.80     7.40      6.83

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)              12/31/04      06/30/05
-----------------------------------------------------------------
Class B                                      14.77         14.45

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95(1) - 06/30/05

                                                 LEHMAN BROTHERS
             CLASS B SHARES   S&P 500 INDEX   AGGREGATE BOND INDEX
  7/1/1995   $       10,000   $      10,000   $             10,000
 7/31/1995   $       10,288   $      10,332   $              9,978
 8/31/1995   $       10,310   $      10,358   $             10,099
 9/30/1995   $       10,511   $      10,795   $             10,197
10/31/1995   $       10,410   $      10,756   $             10,329
11/30/1995   $       10,763   $      11,228   $             10,484
12/31/1995   $       10,991   $      11,445   $             10,631
 1/31/1996   $       11,210   $      11,834   $             10,701
 2/29/1996   $       11,304   $      11,944   $             10,515
 3/31/1996   $       11,444   $      12,059   $             10,441
 4/30/1996   $       11,491   $      12,236   $             10,383
 5/31/1996   $       11,585   $      12,552   $             10,362
 6/30/1996   $       11,710   $      12,599   $             10,501
 7/31/1996   $       11,491   $      12,043   $             10,529
 8/31/1996   $       11,655   $      12,297   $             10,511
 9/30/1996   $       11,991   $      12,989   $             10,694
10/31/1996   $       12,327   $      13,347   $             10,932
11/30/1996   $       12,858   $      14,357   $             11,119
12/31/1996   $       12,710   $      14,072   $             11,015
 1/31/1997   $       13,108   $      14,952   $             11,049
 2/28/1997   $       12,967   $      15,068   $             11,077
 3/31/1997   $       12,649   $      14,449   $             10,954
 4/30/1997   $       13,028   $      15,312   $             11,118
 5/31/1997   $       13,559   $      16,244   $             11,224
 6/30/1997   $       13,877   $      16,972   $             11,358
 7/31/1997   $       14,672   $      18,323   $             11,664
 8/31/1997   $       14,169   $      17,297   $             11,565
 9/30/1997   $       14,787   $      18,245   $             11,735
10/31/1997   $       14,522   $      17,635   $             11,905
11/30/1997   $       14,672   $      18,452   $             11,960
12/31/1997   $       14,848   $      18,769   $             12,081
 1/31/1998   $       14,980   $      18,978   $             12,235
 2/28/1998   $       15,402   $      20,346   $             12,226
 3/31/1998   $       15,763   $      21,388   $             12,267
 4/30/1998   $       15,802   $      21,604   $             12,331
 5/31/1998   $       15,597   $      21,232   $             12,448
 6/30/1998   $       15,821   $      22,094   $             12,554
 7/31/1998   $       15,763   $      21,860   $             12,580
 8/31/1998   $       14,358   $      18,699   $             12,785
 9/30/1998   $       14,865   $      19,897   $             13,085
10/31/1998   $       15,518   $      21,515   $             13,015
11/30/1998   $       16,053   $      22,819   $             13,089
12/31/1998   $       16,707   $      24,133   $             13,129
 1/31/1999   $       17,126   $      25,142   $             13,222
 2/28/1999   $       16,735   $      24,360   $             12,990
 3/31/1999   $       17,047   $      25,335   $             13,062
 4/30/1999   $       17,279   $      26,315   $             13,104
 5/31/1999   $       17,025   $      25,694   $             12,988
 6/30/1999   $       17,605   $      27,120   $             12,947
 7/31/1999   $       17,299   $      26,274   $             12,891
 8/31/1999   $       17,204   $      26,145   $             12,885
 9/30/1999   $       17,235   $      25,429   $             13,034
10/31/1999   $       17,678   $      27,038   $             13,082
11/30/1999   $       17,941   $      27,587   $             13,081
12/31/1999   $       18,797   $      29,212   $             13,018
 1/31/2000   $       18,342   $      27,746   $             12,975
 2/29/2000   $       18,468   $      27,221   $             13,132
 3/31/2000   $       19,479   $      29,884   $             13,306
 4/30/2000   $       18,842   $      28,984   $             13,267
 5/31/2000   $       18,410   $      28,390   $             13,260
 6/30/2000   $       19,126   $      29,091   $             13,536
 7/31/2000   $       19,057   $      28,637   $             13,659
 8/31/2000   $       20,058   $      30,416   $             13,858
 9/30/2000   $       19,410   $      28,810   $             13,945
10/31/2000   $       19,204   $      28,689   $             14,037
11/30/2000   $       18,294   $      26,428   $             14,267
12/31/2000   $       18,578   $      26,558   $             14,532
 1/31/2001   $       18,975   $      27,500   $             14,771
 2/28/2001   $       17,825   $      24,992   $             14,899
 3/31/2001   $       17,050   $      23,408   $             14,974
 4/30/2001   $       17,855   $      25,227   $             14,911
 5/31/2001   $       17,746   $      25,396   $             15,000
 6/30/2001   $       17,490   $      24,778   $             15,057
 7/31/2001   $       17,441   $      24,536   $             15,395
 8/31/2001   $       16,747   $      23,000   $             15,572
 9/30/2001   $       15,918   $      21,141   $             15,754
10/31/2001   $       16,138   $      21,545   $             16,083
11/30/2001   $       16,833   $      23,198   $             15,861
12/31/2001   $       16,833   $      23,402   $             15,760
 1/31/2002   $       16,675   $      23,060   $             15,887
 2/28/2002   $       16,492   $      22,615   $             16,041
 3/31/2002   $       16,830   $      23,465   $             15,775
 4/30/2002   $       16,453   $      22,043   $             16,081
 5/31/2002   $       16,428   $      21,880   $             16,218
 6/30/2002   $       15,727   $      20,322   $             16,357
 7/31/2002   $       14,912   $      18,739   $             16,555
 8/31/2002   $       15,000   $      18,861   $             16,835
 9/30/2002   $       14,034   $      16,811   $             17,108
10/31/2002   $       14,687   $      18,290   $             17,029
11/30/2002   $       15,226   $      19,368   $             17,024
12/31/2002   $       14,824   $      18,231   $             17,376
 1/31/2003   $       14,548   $      17,753   $             17,392
 2/28/2003   $       14,347   $      17,487   $             17,632
 3/31/2003   $       14,420   $      17,656   $             17,618
 4/30/2003   $       15,212   $      19,111   $             17,764
 5/31/2003   $       15,977   $      20,118   $             18,095
 6/30/2003   $       16,185   $      20,376   $             18,058
 7/31/2003   $       16,224   $      20,735   $             17,452
 8/31/2003   $       16,522   $      21,139   $             17,567
 9/30/2003   $       16,482   $      20,915   $             18,032
10/31/2003   $       17,040   $      22,099   $             17,865
11/30/2003   $       17,247   $      22,293   $             17,907
12/31/2003   $       17,830   $      23,461   $             18,090
 1/31/2004   $       18,116   $      23,893   $             18,235
 2/29/2004   $       18,362   $      24,225   $             18,432
 3/31/2004   $       18,386   $      23,859   $             18,570
 4/30/2004   $       17,869   $      23,485   $             18,087
 5/31/2004   $       17,962   $      23,806   $             18,015
 6/30/2004   $       18,268   $      24,268   $             18,118
 7/31/2004   $       17,791   $      23,465   $             18,297
 8/31/2004   $       17,883   $      23,559   $             18,646
 9/30/2004   $       18,162   $      23,813   $             18,697
10/31/2004   $       18,440   $      24,178   $             18,854
11/30/2004   $       19,063   $      25,157   $             18,703
12/31/2004   $       19,580   $      26,012   $             18,875
 1/31/2005   $       19,316   $      25,377   $             18,994
 2/28/2005   $       19,648   $      25,910   $             18,882
 3/31/2005   $       19,328   $      25,452   $             18,786
 4/30/2005   $       19,055   $      24,968   $             19,039
 5/31/2005   $       19,503   $      25,762   $             19,245
 6/30/2005   $       19,631   $      25,792   $             19,353

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES
Liberty Asset Allocation Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                           ACTUAL         HYPOTHETICAL    ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class B                   1,000.00          1,000.00     1,002.28    1,020.33       4.47        4.51               0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Asset Allocation Fund, Variable Series / June 30, 2005 (Unaudited)

                                                              SHARES             VALUE
                                                          ---------------   ---------------
COMMON STOCKS--63.6%
CONSUMER DISCRETIONARY--9.2%
AUTO COMPONENTS--0.1%
Autoliv, Inc.                                                       1,340   $        58,692
BorgWarner, Inc.                                                      780            41,862
Johnson Controls, Inc.                                                700            39,431
Modine Manufacturing Co.                                              210             6,838
                                                                            ---------------
                                                                                    146,823
                                                                            ---------------
AUTOMOBILES--0.2%
Toyota Motor Corp.                                                 16,900           604,325
Winnebago Industries, Inc.                                            290             9,497
                                                                            ---------------
                                                                                    613,822
                                                                            ---------------
DISTRIBUTORS--0.0%
Building Material Holding Corp.                                       280            19,401
                                                                            ---------------
DIVERSIFIED CONSUMER SERVICES--0.0%
Career Education Corp. (a)                                          1,330            48,691
Education Management Corp. (a)                                      1,949            65,740
                                                                            ---------------
                                                                                    114,431
                                                                            ---------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Applebee's International, Inc.                                      3,260            86,357
Bob Evans Farms, Inc.                                                 260             6,063
Brinker International, Inc. (a)                                     2,360            94,518
Carnival Corp.                                                     18,420         1,004,811
Carnival PLC                                                        8,683           493,090
Dave & Buster's, Inc. (a)                                             560            10,326
Four Seasons Hotels, Inc.                                             410            27,101
Gaylord Entertainment Co. (a)                                       1,709            79,451
Harrah's Entertainment, Inc.                                        4,317           311,126
Hilton Hotels Corp.                                                 3,910            93,254
International Game Technology                                       2,430            68,405
Kerzner International Ltd. (a)                                        560            31,892
Landry's Restaurants, Inc.                                            460            13,841
Lone Star Steakhouse & Saloon,
  Inc.                                                                620            18,854
Marcus Corp.                                                          580            12,308
Marriott International, Inc.,
  Class A                                                          11,450           781,119
McDonald's Corp.                                                   33,736           936,174
Outback Steakhouse, Inc.                                              300            13,572
Pinnacle Entertainment, Inc. (a)                                    1,319            25,800
RARE Hospitality International,
  Inc. (a)                                                            519            15,814
Scientific Games Corp., Class A (a)                                 3,070            82,675
Shuffle Master, Inc. (a)                                            2,190            61,386
Starwood Hotels & Resorts
  Worldwide, Inc.                                                   5,910           346,149
The Cheesecake Factory, Inc. (a)                                    3,020           104,885
Vail Resorts, Inc. (a)                                                180             5,058
Wendy's International, Inc.                                           960            45,744
Yum! Brands, Inc.                                                   2,340           121,867
                                                                            ---------------
                                                                                  4,891,640
                                                                            ---------------
HOUSEHOLD DURABLES--0.4%
American Greetings Corp., Class A                                   1,020            27,030
Centex Corp.                                                          400            28,268
CSS Industries, Inc.                                                  290             9,814
D.R. Horton, Inc.                                                   1,356   $        50,999
Fortune Brands, Inc.                                                  810            71,928
Kimball International, Inc., Class B                                  620             8,184
Koninklijke (Royal) Phillips
  Electronics NV                                                   21,600           542,599
Tempur-Pedic International,
  Inc. (a)                                                          9,870           218,916
Yankee Candle Co., Inc.                                               940            30,174
                                                                            ---------------
                                                                                    987,912
                                                                            ---------------
INTERNET & CATALOG RETAIL--0.0%
Blue Nile, Inc. (a)                                                   276             9,022
Coldwater Creek, Inc. (a)                                           1,168            29,095
Netflix, Inc. (a)                                                   2,080            34,133
Overstock.com, Inc. (a)                                               267             9,505
                                                                            ---------------
                                                                                     81,755
                                                                            ---------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Marvel Enterprises, Inc. (a)                                        6,330           124,827
SCP Pool Corp.                                                      1,340            47,021
                                                                            ---------------
                                                                                    171,848
                                                                            ---------------
MEDIA--1.6%
4Kids Entertainment, Inc. (a)                                         550            10,934
British Sky Broadcasting
  Group PLC                                                        15,137           142,637
Clear Channel Communications,
  Inc.                                                              4,121           127,462
Comcast Corp., Class A (a)                                          8,047           247,043
Cumulus Media, Inc., Class A (a)                                    2,711            31,936
Dow Jones & Co., Inc.                                                 239             8,473
EMI Group PLC                                                     108,800           492,801
Getty Images, Inc. (a)                                                600            44,556
Grupo Televisa SA, ADR                                              6,342           393,775
Harris Interactive, Inc. (a)                                        4,346            21,165
Journal Communications, Inc.,
  Class A                                                             510             8,568
Knight-Ridder, Inc.                                                   276            16,930
Lamar Advertising Co., Class A (a)                                    970            41,487
Liberty Corp.                                                         260             9,571
Lin TV Corp., Class A (a)                                           1,795            24,932
Lions Gate Entertainment Corp. (a)                                  5,600            57,456
McGraw-Hill Companies, Inc.                                        13,924           616,137
Media General, Inc., Class A                                          160            10,362
New York Times Co., Class A                                           395            12,304
News Corp., Class A                                                19,070           308,553
R.H. Donnelley Corp. (a)                                              740            45,865
Radio One, Inc., Class D (a)                                        4,060            51,846
Reader's Digest Association, Inc.                                     390             6,435
Scholastic Corp. (a)                                                  340            13,107
Time Warner, Inc. (a)                                              34,203           571,532
TiVo, Inc. (a)                                                      1,720            11,490
Valassis Communications, Inc. (a)                                     588            21,785
Viacom, Inc., Class A                                               6,120           197,186
Vivendi Universal SA                                               15,924           498,164
XM Satellite Radio Holdings, Inc.,
  Class A (a)                                                       6,090           204,989
                                                                            ---------------
                                                                                  4,249,481
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
MULTILINE RETAIL--0.7%
Dollar General Corp.                                                1,800   $        36,648
Federated Department Stores, Inc.                                  11,057           810,257
Fred's, Inc.                                                          419             6,947
J.C. Penney Co., Inc.                                               8,137           427,844
May Department Stores Co.                                           1,000            40,160
Nordstrom, Inc.                                                     6,970           473,751
                                                                            ---------------
                                                                                  1,795,607
                                                                            ---------------
SPECIALTY RETAIL--3.1%
Abercrombie & Fitch Co., Class A                                    1,530           105,111
Bed Bath & Beyond, Inc. (a)                                        26,330         1,100,067
Best Buy Co., Inc.                                                  9,400           644,370
Bombay Co., Inc. (a)                                                3,444            19,631
Chico's FAS, Inc. (a)                                              25,880           887,166
Children's Place Retail Stores,
  Inc. (a)                                                          1,020            47,603
Design Within Reach, Inc. (a)                                       1,420            25,702
Esprit Holdings Ltd.                                               54,000           388,605
Fast Retailing Co., Ltd.                                            4,100           212,607
GameStop Corp., Class A (a)                                           670            21,916
Guitar Center, Inc. (a)                                               260            15,176
Hibbett Sporting Goods, Inc. (a)                                      947            35,835
Home Depot, Inc.                                                   42,247         1,643,408
Jarden Corp. (a)                                                    1,090            58,773
Limited Brands, Inc.                                               12,528           268,350
Lowe's Companies, Inc.                                             15,580           907,068
MarineMax, Inc. (a)                                                   248             7,750
Monro Muffler, Inc. (a)                                               610            18,001
Movie Gallery, Inc.                                                   420            11,101
OfficeMax, Inc.                                                     1,100            32,747
Pacific Sunwear of California,
  Inc. (a)                                                          2,200            50,578
PETCO Animal Supplies, Inc. (a)                                     1,040            30,493
PETsMART, Inc.                                                      2,374            72,051
Pier 1 Imports, Inc.                                                  460             6,527
Rent-A-Center, Inc. (a)                                                91             2,119
Sherwin-Williams Co.                                                8,049           379,027
Staples, Inc.                                                      44,010           938,293
TBC Corp. (a)                                                         170             4,612
TJX Companies, Inc.                                                 2,200            53,570
Tuesday Morning Corp.                                                 651            20,520
Urban Outfitters, Inc. (a)                                          3,070           174,038
Zale Corp. (a)                                                         27               856
                                                                            ---------------
                                                                                  8,183,671
                                                                            ---------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Adidas-Salomon AG                                                   1,929           321,464
Ashworth, Inc. (a)                                                  1,509            13,596
Coach, Inc. (a)                                                    31,498         1,057,388
Delta Apparel, Inc.                                                   340             4,396
Hampshire Group Ltd. (a)                                              640            12,551
Jos. A. Bank Clothiers, Inc. (a)                                    1,420            61,486
Kellwood Co.                                                          410            11,029
LVMH Moet Hennessy Louis
  Vuitton SA                                                        8,047           618,942
NIKE, Inc., Class B                                                 7,800           675,480
Reebok International Ltd.                                             600            25,098
Russell Corp.                                                         460   $         9,407
Stride Rite Corp.                                                     570             7,860
Tandy Brands Accessories, Inc.                                         49               534
Wolverine World Wide, Inc.                                          1,126            27,035
                                                                            ---------------
                                                                                  2,846,266
                                                                            ---------------

CONSUMER STAPLES--5.9%
BEVERAGES--1.5%
Coca-Cola Co.                                                      14,480           604,540
Diageo PLC                                                         38,720           568,901
Diageo PLC, ADR                                                     6,079           360,485
Pepsi Bottling Group, Inc.                                          1,700            48,637
PepsiCo, Inc.                                                      41,704         2,249,097
                                                                            ---------------
                                                                                  3,831,660
                                                                            ---------------
FOOD & STAPLES RETAILING--0.8%
BJ's Wholesale Club, Inc. (a)                                         250             8,122
CVS Corp.                                                          22,200           645,354
Kroger Co. (a)                                                      2,200            41,866
Performance Food Group Co. (a)                                        230             6,948
Rite Aid Corp. (a)                                                  9,610            40,170
SUPERVALU, Inc.                                                     1,200            39,132
United Natural Foods, Inc. (a)                                        402            12,209
Wal-Mart Stores, Inc.                                              28,290         1,363,578
Weis Markets, Inc.                                                    540            20,947
Whole Foods Market, Inc.                                              480            56,784
                                                                            ---------------
                                                                                  2,235,110
                                                                            ---------------
FOOD PRODUCTS--0.9%
Bunge Ltd.                                                            490            31,066
Central Garden & Pet Co. (a)                                          130             6,386
Corn Products International, Inc.                                   6,530           155,153
Dean Foods Co. (a)                                                  1,500            52,860
Delta & Pine Land Co.                                               1,030            25,812
Flowers Foods, Inc.                                                   425            15,028
H.J. Heinz Co.                                                      1,300            46,046
J & J Snack Foods Corp.                                               103             5,392
Kraft Foods, Inc., Class A                                         15,028           478,041
Lancaster Colony Corp.                                                101             4,335
Lance, Inc.                                                           450             7,744
Nestle SA, Registered Shares                                        2,366           603,834
Royal Numico NV (a)                                                 7,927           315,812
The Hershey Co.                                                     7,753           481,461
TreeHouse Foods, Inc. (a)                                             300             8,553
Tyson Foods, Inc., Class A                                          1,600            28,480
                                                                            ---------------
                                                                                  2,266,003
                                                                            ---------------
HOUSEHOLD PRODUCTS--1.1%
Clorox Co.                                                          9,246           515,187
Colgate-Palmolive Co.                                               6,400           319,424
Kimberly-Clark Corp.                                                8,229           515,053
Procter & Gamble Co.                                               27,667         1,459,434
                                                                            ---------------
                                                                                  2,809,098
                                                                            ---------------
PERSONAL PRODUCTS--0.9%
Alberto-Culver Co.                                                    920            39,864
Avon Products, Inc.                                                12,380           468,583
Estee Lauder Companies, Inc.,
  Class A                                                             900            35,217

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Gillette Co.                                                       33,151   $     1,678,435
Nu Skin Enterprises, Inc., Class A                                    560            13,048
                                                                            ---------------
                                                                                  2,235,147
                                                                            ---------------
TOBACCO--0.7%
Altria Group, Inc.                                                 24,238         1,567,229
UST, Inc.                                                           7,259           331,446
                                                                            ---------------
                                                                                  1,898,675
                                                                            ---------------

ENERGY--4.8%
ENERGY EQUIPMENT & SERVICES--0.8%
Atwood Oceanics, Inc. (a)                                             460            28,318
Baker Hughes, Inc.                                                  1,780            91,065
BJ Services Co.                                                       600            31,488
Cal Dive International, Inc. (a)                                      289            15,135
Dawson Geophysical Co. (a)                                            614            13,054
Diamond Offshore Drilling, Inc.                                       970            51,827
FMC Technologies, Inc. (a)                                          3,180           101,664
Grey Wolf, Inc. (a)                                                 2,360            17,488
Gulf Island Fabrication, Inc.                                           6               119
Halliburton Co.                                                     6,046           289,120
Hydril (a)                                                            122             6,631
Lufkin Industries, Inc.                                               740            26,625
Nabors Industries Ltd. (a)                                            960            58,195
National-Oilwell Varco, Inc. (a)                                   12,930           614,692
Noble Corp.                                                           900            55,359
Schlumberger Ltd.                                                   3,827           290,622
Smith International, Inc.                                           5,870           373,919
Technip SA, ADR                                                       800            37,280
Transocean, Inc. (a)                                                1,000            53,970
Universal Compression Holdings,
  Inc. (a)                                                            320            11,597
Weatherford International Ltd. (a)                                    500            28,990
                                                                            ---------------
                                                                                  2,197,158
                                                                            ---------------
OIL, GAS & CONSUMABLE FUELS--4.0%
Amerada Hess Corp.                                                    600            63,906
Bill Barrett Corp. (a)                                                104             3,076
Bois d'Arc Energy, Inc. (a)                                         3,302            48,705
BP PLC                                                             46,345           481,875
BP PLC, ADR                                                        16,911         1,054,908
Chesapeake Energy Corp.                                             2,520            57,456
ChevronTexaco Corp.                                                 8,239           460,725
China Petroleum & Chemical Corp.                                  732,000           286,260
Cimarex Energy Co. (a)                                                502            19,541
ConocoPhillips                                                     28,466         1,636,510
Edge Petroleum Corp. (a)                                            2,200            34,364
Energy Partners Ltd. (a)                                            2,050            53,730
EOG Resources, Inc.                                                 2,550           144,840
Exxon Mobil Corp.                                                  39,399         2,264,261
Harvest Natural Resources, Inc. (a)                                   810             8,853
Houston Exploration Co. (a)                                           170             9,019
InterOil Corp. (a)                                                    849            23,076
Marathon Oil Corp.                                                  7,055           376,525
Massey Energy Co.                                                   1,460            55,071
Mission Resources Corp. (a)                                         5,700            45,999
Murphy Oil Corp.                                                      200            10,446
Peabody Energy Corp.                                                1,420   $        73,897
Pioneer Drilling Co. (a)                                            1,044            15,931
Range Resources Corp.                                                 570            15,333
Royal Dutch Petroleum Co.,
  N.Y. Registered Shares                                            4,373           283,808
Shell Transport & Trading Co.,
  PLC                                                              68,600           664,471
Southwestern Energy Co. (a)                                         1,320            62,014
Spinnaker Exploration Co. (a)                                         800            28,392
Statoil ASA                                                        24,662           500,595
Stone Energy Corp. (a)                                                320            15,648
Superior Energy Services, Inc. (a)                                  3,643            64,845
Teekay Shipping Corp.                                               1,570            68,923
Total SA                                                            3,891           910,261
Ultra Petroleum Corp. (a)                                           2,160            65,578
Western Gas Resources, Inc.                                         1,870            65,263
Williams Companies, Inc.                                            2,400            45,600
XTO Energy, Inc.                                                    5,188           176,340
                                                                            ---------------
                                                                                 10,196,045
                                                                            ---------------

FINANCIALS--11.5%
CAPITAL MARKETS--2.0%
A.G. Edwards, Inc.                                                  3,070           138,611
Affiliated Managers Group, Inc. (a)                                 1,622           110,831
Bank of New York Co., Inc.                                         22,180           638,340
Bear Stearns Companies, Inc.                                          500            51,970
Deutsche Bank AG,
  Registered Shares                                                 3,152           245,509
E*TRADE Financial Corp. (a)                                         6,290            87,997
Franklin Resources, Inc.                                            3,819           293,987
Goldman Sachs Group, Inc.                                           9,340           952,867
Janus Capital Group, Inc.                                          20,123           302,650
Jefferies Group, Inc.                                                 542            20,536
Lazard Ltd., Class A (a)                                            3,860            89,745
Legg Mason, Inc.                                                    1,240           129,096
Lehman Brothers Holdings, Inc.                                        300            29,784
Merrill Lynch & Co., Inc.                                          13,547           745,220
Morgan Stanley                                                      4,976           261,091
Nomura Holdings, Inc.                                              35,000           415,650
Piper Jaffray Companies, Inc. (a)                                     260             7,912
T. Rowe Price Group, Inc.                                             970            60,722
UBS AG, Registered Shares                                           8,080           627,956
                                                                            ---------------
                                                                                  5,210,474
                                                                            ---------------
COMMERCIAL BANKS--3.7%
BancFirst Corp.                                                        81             7,046
Banco Santander Central
  Hispano SA                                                       31,011           357,707
BancorpSouth, Inc.                                                    560            13,216
BancTrust Financial Group, Inc.                                       290             5,664
Bank of Granite Corp.                                                 410             7,847
Boston Private Financial Holdings,
  Inc.                                                              1,700            42,840
Bryn Mawr Bank Corp.                                                  508             9,708
Capitol Bancorp Ltd.                                                  440            14,788
Chemical Financial Corp.                                              430            14,237

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Chittenden Corp.                                                      590   $        16,048
Citizens Banking Corp.                                                250             7,555
City Holding Co.                                                      160             5,843
City National Corp.                                                 1,020            73,144
Columbia Banking System, Inc.                                         330             8,125
Community Trust Bancorp, Inc.                                         280             9,162
Corus Bankshares, Inc.                                                380            21,086
Cullen Frost Bankers, Inc.                                            900            42,885
Dexia                                                              24,800           543,938
East-West Bancorp, Inc.                                             2,710            91,029
Fidelity Bankshares, Inc.                                             709            18,803
First Citizens BancShares, Inc.,
  Class A                                                              60             8,673
First Financial Bankshares, Inc.                                      280             9,475
First Financial Corp.                                                 300             8,619
Greater Bay Bancorp                                                   420            11,075
Hancock Holding Co.                                                   215             7,396
ITLA Capital Corp. (a)                                                200            10,780
Kookmin Bank, ADR                                                  13,689           623,945
Marshall & Ilsley Corp.                                             4,772           212,115
MASSBANK Corp.                                                         40             1,386
Mercantile Bank Corp.                                                 871            38,298
Merchants Bancshares, Inc.                                            330             8,659
Mid-State Bancshares                                                  590            16,384
Mitsubishi Tokyo Financial Group,
  Inc.                                                                 79           666,986
National City Corp.                                                 7,747           264,328
North Fork Bancorporation, Inc.                                     9,310           261,518
Northrim BanCorp, Inc.                                                300             7,044
OTP Bank Rt., Registered Shares                                    10,371           691,756
PNC Financial Services Group,
  Inc.                                                              4,739           258,086
Prosperity Bancshares, Inc.                                         2,000            57,220
Sterling Bancshares, Inc.                                             990            15,404
TD Banknorth, Inc. (a)                                                833            24,823
TriCo Bancshares                                                      760            16,978
TrustCo Bank Corp. NY                                                 770            10,056
U.S. Bancorp                                                       36,900         1,077,480
UMB Financial Corp.                                                   270            15,398
Uniao de Bancos Brasileiros SA,
  GDR                                                              20,738           800,902
UnionBanCal Corp.                                                     600            40,152
Wachovia Corp.                                                     20,414         1,012,535
Wells Fargo & Co.                                                  29,651         1,825,909
Whitney Holding Corp.                                                 450            14,684
Zions Bancorporation                                                6,050           444,857
                                                                            ---------------
                                                                                  9,773,592
                                                                            ---------------
CONSUMER FINANCE--0.3%
Cash America International, Inc.                                      770            15,492
MBNA Corp.                                                         27,133           709,799
Nelnet, Inc. Class A (a)                                              800            26,616
World Acceptance Corp. (a)                                          1,353            40,658
                                                                            ---------------
                                                                                    792,565
                                                                            ---------------
DIVERSIFIED FINANCIAL SERVICES--1.7%
Advance America Cash Advance
  Centers, Inc.                                                       740            11,840
CIT Group, Inc.                                                     1,000   $        42,970
Citigroup, Inc.                                                    61,254         2,831,772
Greenhill & Co., Inc.                                               1,600            64,816
JAFCO Co., Ltd.                                                     4,700           248,565
JPMorgan Chase & Co.                                               30,232         1,067,794
Metris Companies, Inc. (a)                                          1,260            18,220
MFC Bancorp Ltd. (a)                                                1,020            19,003
National Financial Partners Corp.                                     450            17,613
                                                                            ---------------
                                                                                  4,322,593
                                                                            ---------------
INSURANCE--2.9%
Ace Ltd.                                                              900            40,365
Alleanza Assicurazioni S.p.A.                                      36,650           396,875
Allstate Corp.                                                      5,348           319,543
Ambac Financial Group, Inc.                                         7,138           497,947
American International Group, Inc.                                 31,025         1,802,553
AmerUs Group Co.                                                      220            10,571
Argonaut Group, Inc. (a)                                              122             2,817
AXA                                                                11,700           290,672
Baldwin & Lyons, Inc., Class B                                        350             8,435
Chubb Corp.                                                         3,764           322,236
Cincinnati Financial Corp.                                            456            18,039
CNA Surety Corp. (a)                                                  650             9,653
Commerce Group, Inc.                                                  120             7,453
Delphi Financial Group, Inc.,
  Class A                                                             370            16,336
Endurance Specialty Holdings Ltd.                                   1,200            45,384
Genworth Financial, Inc., Class A                                   1,000            30,230
Harleysville Group, Inc.                                              510            10,654
Hartford Financial Services
  Group, Inc.                                                       7,388           552,475
Horace Mann Educators Corp.                                           500             9,410
Infinity Property & Casualty Corp.                                    765            26,683
Lincoln National Corp.                                             14,861           697,278
Loews Corp.                                                           700            54,250
Nationwide Financial Services, Inc.,
  Class A                                                             800            30,352
Navigators Group, Inc. (a)                                            456            15,764
Old Republic International Corp.                                    1,600            40,464
Philadelphia Consolidated
  Holding Co. (a)                                                     159            13,477
Phoenix Companies, Inc.                                             1,050            12,495
ProCentury Corp.                                                      700             7,021
Prudential Financial, Inc.                                          7,440           488,510
Prudential PLC                                                     59,300           524,328
Quanta Capital Holdings Ltd. (a)                                    1,090             6,791
RLI Corp.                                                             274            12,220
Selective Insurance Group, Inc.                                       180             8,919
Swiss Re, Registered Shares                                         4,564           279,343
Triad Guaranty, Inc. (a)                                              594            29,932
UICI                                                                  460            13,694
United America Indemnity Ltd.,
  Class A (a)                                                         570             9,798
Willis Group Holdings Ltd.                                          7,293           238,627
XL Capital Ltd., Class A                                            7,357           547,508
                                                                            ---------------
                                                                                  7,449,102
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
REAL ESTATE--0.7%
Alexandria Real Estate Equities,
  Inc., REIT                                                          160   $        11,752
Archstone-Smith Trust, REIT                                        10,428           402,729
AvalonBay Communities, Inc.,
  REIT                                                              4,324           349,379
BioMed Realty Trust, Inc., REIT                                       350             8,347
Boston Properties, Inc., REIT                                         400            28,000
Brandywine Realty Trust, REIT                                         410            12,566
Cousins Properties, Inc., REIT                                        340            10,057
EastGroup Properties, Inc., REIT                                      380            16,002
Equity Office Properties Trust,
  REIT                                                              1,300            43,030
Equity One, Inc., REIT                                                490            11,123
Getty Realty Corp., REIT                                              400            11,080
Host Marriott Corp., REIT                                           3,400            59,500
Kimco Realty Corp., REIT                                            6,160           362,886
Mid-America Apartment
  Communities, Inc., REIT                                             420            19,076
Nationwide Health Properties, Inc.,
  REIT                                                                660            15,583
NTT Urban Development Corp.                                            84           343,262
ProLogis Trust, REIT                                                  636            25,593
PS Business Parks, Inc., REIT                                         440            19,558
St. Joe Co.                                                           580            47,293
Tanger Factory Outlet Centers,
  Inc., REIT                                                          460            12,388
Universal Health Realty Income
  Trust, REIT                                                         220             8,384
Urstadt Biddle Properties, Inc.,
  Class A, REIT                                                       480             8,314
                                                                            ---------------
                                                                                  1,825,902
                                                                            ---------------
THRIFTS & MORTGAGE FINANCE--0.2%
Countrywide Financial Corp.                                         7,642           295,058
Golden West Financial Corp.                                         1,300            83,694
PMI Group, Inc.                                                     1,400            54,572
Sovereign Bancorp, Inc.                                             3,000            67,020
Webster Financial Corp.                                             1,100            51,359
                                                                            ---------------
                                                                                    551,703
                                                                            ---------------

HEALTH CARE--9.4%
BIOTECHNOLOGY--0.6%
Affymetrix, Inc. (a)                                                  811            43,737
Amgen, Inc. (a)                                                    13,570           820,442
AtheroGenics, Inc. (a)                                              1,760            28,125
Cytogen Corp. (a)                                                   2,019            10,559
Enzo Biochem, Inc. (a)                                              1,457            26,124
Exact Sciences Corp. (a)                                            1,412             3,219
Exelixis, Inc. (a)                                                    961             7,140
Genzyme Corp. (a)                                                   1,450            87,131
Human Genome Sciences, Inc. (a)                                       978            11,325
Illumina, Inc. (a)                                                  1,353            16,331
Isolagen, Inc. (a)                                                    101               414
Martek Biosciences Corp. (a)                                          380            14,421
NeoPharm, Inc. (a)                                                  2,701            26,983
Neurocrine Biosciences, Inc. (a)                                    1,230            51,734
OSI Pharmaceuticals, Inc. (a)                                         480   $        19,618
PRA International (a)                                                 530            14,193
Protein Design Labs, Inc. (a)                                      18,070           365,195
QLT, Inc. (a)                                                       3,413            35,564
                                                                            ---------------
                                                                                  1,582,255
                                                                            ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
Alcon, Inc.                                                         2,880           314,928
American Medical Systems
  Holdings, Inc. (a)                                                1,286            26,556
Aspect Medical Systems, Inc. (a)                                      301             8,952
Bausch & Lomb, Inc.                                                 1,916           159,028
Baxter International, Inc.                                         12,090           448,539
Beckman Coulter, Inc.                                                 820            52,127
Bio-Rad Laboratories, Inc.,
  Class A (a)                                                         142             8,408
Biomet, Inc.                                                        1,530            52,999
DENTSPLY International, Inc.                                          860            46,440
Gen-Probe, Inc. (a)                                                 1,960            71,011
Greatbatch, Inc. (a)                                                  450            10,755
Haemonetics Corp. (a)                                                 280            11,379
Hologic, Inc. (a)                                                     472            18,762
Immucor, Inc. (a)                                                   1,293            37,432
INAMED Corp. (a)                                                      330            22,100
Intuitive Surgical, Inc. (a)                                          202             9,421
Invacare Corp.                                                        270            11,977
Kinetic Concepts, Inc. (a)                                          1,460            87,600
Kyphon, Inc. (a)                                                      512            17,813
Medical Action Industries, Inc. (a)                                   155             2,767
Medtronic, Inc.                                                    12,200           631,838
Millipore Corp. (a)                                                   800            45,384
Nektar Therapeutics (a)                                             4,660            78,474
ResMed, Inc. (a)                                                      920            60,711
Respironics, Inc. (a)                                                 971            35,063
SonoSite, Inc. (a)                                                    970            30,109
STERIS Corp.                                                          560            14,431
Sybron Dental Specialties, Inc. (a)                                   320            12,038
Syneron Medical Ltd. (a)                                              800            29,272
Thermo Electron Corp. (a)                                          28,920           777,081
Varian Medical Systems, Inc. (a)                                   22,270           831,339
Varian, Inc. (a)                                                      970            36,656
Viasys Healthcare, Inc. (a)                                           270             6,099
Waters Corp. (a)                                                    1,240            46,091
                                                                            ---------------
                                                                                  4,053,580
                                                                            ---------------
HEALTH CARE PROVIDERS & SERVICES--2.1%
Advisory Board Co. (a)                                              1,359            66,238
Aetna, Inc.                                                         7,330           607,071
Apria Healthcare Group, Inc. (a)                                      520            18,013
Caremark Rx, Inc. (a)                                              13,810           614,821
Centene Corp. (a)                                                     589            19,779
Cerner Corp. (a)                                                      830            56,415
CIGNA Corp.                                                         3,535           378,351
Community Health Systems,
  Inc. (a)                                                          2,550            96,364
Coventry Health Care, Inc. (a)                                      1,170            82,777
Cross Country Healthcare, Inc. (a)                                    480             8,160
DaVita, Inc. (a)                                                    2,970           135,076
Genesis HealthCare Corp. (a)                                          370            17,124

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Gentiva Health Services, Inc. (a)                                     650   $        11,609
HCA, Inc.                                                           1,000            56,670
Health Management Associates,
  Inc., Class A                                                     2,260            59,167
HealthExtras, Inc. (a)                                                388             7,787
Henry Schein, Inc. (a)                                              1,200            49,824
Hooper Holmes, Inc.                                                 1,250             5,188
Hythiam, Inc. (a)                                                   2,400            13,440
Kindred Healthcare, Inc. (a)                                          670            26,539
Laboratory Corp. of America
  Holdings (a)                                                      1,740            86,826
LHC Group, Inc. (a)                                                 1,201            21,834
LifePoint Hospitals, Inc. (a)                                       1,200            60,624
Medco Health Solutions, Inc. (a)                                    1,400            74,704
OCA, Inc. (a)                                                         980             1,842
Owens & Minor, Inc.                                                   340            10,999
PAREXEL International Corp. (a)                                       610            12,108
Pediatrix Medical Group, Inc. (a)                                     310            22,797
Psychiatric Solutions, Inc. (a)                                       130             6,332
Quest Diagnostics, Inc.                                               970            51,672
RehabCare Group, Inc. (a)                                             250             6,683
Res-Care, Inc. (a)                                                    300             4,068
Rhoen Klinikum AG                                                   4,473           309,177
Symbion, Inc. (a)                                                     430            10,255
Triad Hospitals, Inc. (a)                                             560            30,598
U.S. Physical Therapy, Inc. (a)                                     1,300            24,934
United Surgical Partners
  International, Inc. (a)                                           1,020            53,122
UnitedHealth Group, Inc.                                           21,170         1,103,804
VCA Antech, Inc. (a)                                                1,241            30,094
WellPoint, Inc. (a)                                                15,820         1,101,705
                                                                            ---------------
                                                                                  5,354,591
                                                                            ---------------
PHARMACEUTICALS--5.1%
Abbott Laboratories                                                25,930         1,270,829
Allergan, Inc.                                                      1,250           106,550
Amylin Pharmaceuticals, Inc. (a)                                   22,930           479,925
BioSante Pharmaceuticals, Inc. (a)                                  2,600             9,750
Bone Care International, Inc. (a)                                   1,000            32,970
Caraco Pharmaceutical
  Laboratories Ltd. (a)                                               791             6,787
Connetics Corp. (a)                                                   614            10,831
DepoMed, Inc. (a)                                                   6,138            26,823
DOV Pharmaceutical, Inc. (a)                                        1,670            31,162
Eli Lilly & Co.                                                    10,950           610,025
Endo Pharmaceuticals Holdings,
  Inc. (a)                                                          2,010            52,823
GlaxoSmithKline PLC                                                30,962           746,957
GlaxoSmithKline PLC, ADR                                            5,489           266,271
IVAX Corp. (a)                                                     17,950           385,925
Johnson & Johnson                                                  50,484         3,281,460
Medicis Pharmaceutical Corp.,
  Class A                                                           3,940           125,016
Merck & Co., Inc.                                                  14,663           451,620
Neurochem, Inc. (a)                                                 1,764            17,728
Novartis AG, Registered Shares                                     14,905           706,977
Novartis AG, ADR                                                   28,335         1,344,213
Noven Pharmaceuticals, Inc. (a)                                     2,300            40,204
Par Pharmaceutical Companies,
  Inc. (a)                                                            344   $        10,943
Penwest Pharmaceuticals Co. (a)                                     1,049            12,399
Perrigo Co.                                                           720            10,037
Pfizer, Inc.                                                       48,671         1,342,346
Salix Pharmaceuticals Ltd. (a)                                      2,800            49,448
Sanofi-Aventis                                                      6,620           541,411
Shire Pharmaceuticals Group PLC,
  ADR                                                               1,300            42,640
Takeda Pharmaceutical Co., Ltd.                                     9,300           459,893
Teva Pharmaceutical Industries
  Ltd., ADR                                                        19,480           606,607
Wyeth                                                               7,170           319,065
                                                                            ---------------
                                                                                 13,399,635
                                                                            ---------------

INDUSTRIALS--7.3%
AEROSPACE & DEFENSE--1.0%
AAR Corp. (a)                                                         700            10,997
Armor Holdings, Inc. (a)                                            1,320            52,285
DRS Technologies, Inc.                                                300            15,384
Engineered Support Systems, Inc.                                      297            10,641
Esterline Technologies Corp. (a)                                      480            19,238
General Dynamics Corp.                                              6,566           719,240
Goodrich Corp.                                                      1,300            53,248
Honeywell International, Inc.                                       8,810           322,710
Kaman Corp., Class A                                                  590            10,644
L-3 Communications Holdings, Inc.                                   1,370           104,915
Ladish Co., Inc. (a)                                                  493             4,925
Northrop Grumman Corp.                                                800            44,200
Precision Castparts Corp.                                             290            22,591
Rockwell Collins, Inc.                                              1,260            60,077
Teledyne Technologies, Inc. (a)                                       322            10,491
United Technologies Corp.                                          19,644         1,008,719
                                                                            ---------------
                                                                                  2,470,305
                                                                            ---------------
AIR FREIGHT & LOGISTICS--0.1%
C.H. Robinson Worldwide, Inc.                                       1,510            87,882
EGL, Inc. (a)                                                       1,921            39,035
Hub Group, Inc., Class A (a)                                           33               827
Ryder System, Inc.                                                    220             8,052
UTI Worldwide, Inc.                                                 1,830           127,404
                                                                            ---------------
                                                                                    263,200
                                                                            ---------------
AIRLINES--0.0%
MAIR Holdings, Inc. (a)                                               346             3,059
Skywest, Inc.                                                         520             9,454
Southwest Airlines Co.                                              3,810            53,073
                                                                            ---------------
                                                                                     65,586
                                                                            ---------------
BUILDING PRODUCTS--0.2%
American Standard Companies,
  Inc.                                                             14,840           622,093
NCI Building Systems, Inc. (a)                                        380            12,464
                                                                            ---------------
                                                                                    634,557
                                                                            ---------------
COMMERCIAL SERVICES & SUPPLIES--1.1%
ABM Industries, Inc.                                                  520            10,140
Angelica Corp.                                                        270             6,618
Avery Dennison Corp.                                                  700            37,072

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Brink's Co.                                                           230   $         8,280
Casella Waste Systems, Inc.,
  Class A (a)                                                       1,100            13,200
Cendant Corp.                                                      12,155           271,907
Century Business Services, Inc. (a)                                   660             2,673
ChoicePoint, Inc. (a)                                               2,590           103,729
Cintas Corp.                                                        1,100            42,460
Consolidated Graphics, Inc. (a)                                       490            19,977
Corporate Executive Board Co.                                       2,570           201,308
Educate, Inc. (a)                                                     230             3,255
Healthcare Services Group, Inc.                                       945            18,976
Imagistics International, Inc. (a)                                    540            15,120
Intersections, Inc. (a)                                             1,218            14,238
Korn/Ferry International (a)                                        1,720            30,530
Laureate Education, Inc. (a)                                        1,200            57,432
Manpower, Inc.                                                        600            23,868
MDC Partners, Inc., Class A (a)                                     3,600            30,456
Mine Safety Appliances Co.                                            108             4,990
Navigant Consulting, Inc. (a)                                         550             9,713
NCO Group, Inc. (a)                                                 1,710            36,987
Nichii Gakkan Co.                                                  16,600           403,262
Pitney Bowes, Inc.                                                    600            26,130
Republic Services, Inc.                                             4,609           165,970
Resources Connection, Inc. (a)                                      1,241            28,828
Robert Half International, Inc.                                     4,690           117,109
Secom Co., Ltd.                                                    14,500           621,259
Senomyx, Inc. (a)                                                     488             8,057
Sourcecorp, Inc. (a)                                                  330             6,541
TeleTech Holdings, Inc. (a)                                           810             6,602
United Stationers, Inc. (a)                                           110             5,401
Waste Connections, Inc. (a)                                           150             5,594
Waste Management, Inc.                                             20,698           586,581
                                                                            ---------------
                                                                                  2,944,263
                                                                            ---------------
CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co., NV,
  N.Y. Registered Shares                                            2,270            51,892
Comfort Systems USA, Inc. (a)                                          20               132
Dycom Industries, Inc. (a)                                            490             9,707
EMCOR Group, Inc. (a)                                                 160             7,824
Fluor Corp.                                                           500            28,795
Jacobs Engineering Group, Inc. (a)                                  2,525           142,056
Washington Group International,
  Inc. (a)                                                            310            15,847
                                                                            ---------------
                                                                                    256,253
                                                                            ---------------
ELECTRICAL EQUIPMENT--0.6%
AMETEK, Inc.                                                        1,100            46,035
Evergreen Solar, Inc. (a)                                             732             4,707
Genlyte Group, Inc. (a)                                               360            17,546
Hubbell, Inc., Class B                                                500            22,050
Plug Power, Inc. (a)                                                4,323            29,613
Rockwell Automation, Inc.                                          16,160           787,154
Vestas Wind Systems A/S (a)                                        34,636           570,955
Woodward Governor Co.                                                 180            15,125
                                                                            ---------------
                                                                                  1,493,185
                                                                            ---------------
INDUSTRIAL CONGLOMERATES--2.6%
3M Co.                                                              8,400           607,320
General Electric Co.                                              141,644         4,907,964
Siemens AG, Registered Shares                                       5,400   $       392,162
Textron, Inc.                                                      11,714           888,507
                                                                            ---------------
                                                                                  6,795,953
                                                                            ---------------
MACHINERY--1.0%
AGCO Corp. (a)                                                      1,400            26,768
Atlas Copco AB                                                     21,237           335,746
Briggs & Stratton Corp.                                               340            11,771
Bucyrus International, Inc.,
  Class A                                                             203             7,710
Cuno, Inc. (a)                                                      1,300            92,872
Deere & Co.                                                         5,643           369,560
Dover Corp.                                                           700            25,466
Eaton Corp.                                                         6,462           387,074
EnPro Industries, Inc. (a)                                            530            15,301
Harsco Corp.                                                          370            20,183
Ingersoll-Rand Co., Ltd., Class A                                     700            49,945
ITT Industries, Inc.                                                4,660           454,956
Joy Global, Inc.                                                    2,670            89,685
Kadant, Inc. (a)                                                      232             5,088
Kennametal, Inc.                                                      600            27,510
Parker Hannifin Corp.                                                 700            43,407
Pentair, Inc.                                                       2,100            89,901
Robbins & Myers, Inc.                                                 276             5,937
Terex Corp. (a)                                                     2,870           113,078
Volvo AB, Class B                                                  12,102           491,066
Wabash National Corp.                                               1,320            31,983
Wabtec Corp.                                                          491            10,547
                                                                            ---------------
                                                                                  2,705,554
                                                                            ---------------
ROAD & RAIL--0.4%
Burlington Northern Santa Fe
  Corp.                                                             1,000            47,080
Dollar Thrifty Automotive Group,
  Inc. (a)                                                            330            12,533
East Japan Railway Co.                                                127           651,182
Genesee & Wyoming, Inc.,
  Class A (a)                                                       1,567            42,638
Heartland Express, Inc.                                             2,460            47,798
Landstar System, Inc. (a)                                           1,866            56,207
Norfolk Southern Corp.                                              1,400            43,344
Werner Enterprises, Inc.                                              550            10,802
                                                                            ---------------
                                                                                    911,584
                                                                            ---------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Aceto Corp.                                                         2,884            21,572
Hughes Supply, Inc.                                                   520            14,612
Mitsubishi Corp.                                                   35,700           483,001
United Rentals, Inc. (a)                                            1,300            26,273
Watsco, Inc.                                                          580            24,708
                                                                            ---------------
                                                                                    570,166
                                                                            ---------------

INFORMATION TECHNOLOGY--10.1%
COMMUNICATIONS EQUIPMENT--1.5%
ADTRAN, Inc.                                                          490            12,118
Anaren, Inc. (a)                                                      710             9,337
Andrew Corp. (a)                                                    4,500            57,420
Audiocodes Ltd. (a)                                                   480             4,776

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Avocent Corp. (a)                                                   1,430   $        37,380
Belden CDT, Inc.                                                      320             6,784
Black Box Corp.                                                       200             7,080
C-COR.net Corp. (a)                                                    45               309
Cisco Systems, Inc. (a)                                            73,659         1,407,623
Comverse Technology, Inc. (a)                                       4,820           113,993
Finisar Corp. (a)                                                   7,447             7,819
Foundry Networks, Inc. (a)                                          4,632            39,974
Harris Corp.                                                        1,480            46,191
Inter-Tel, Inc.                                                        59             1,098
Juniper Networks, Inc. (a)                                         13,000           327,340
NICE Systems Ltd., ADR (a)                                            860            33,944
Nokia Oyj, ADR                                                     39,749           661,423
Packeteer, Inc. (a)                                                   252             3,553
Plantronics, Inc.                                                     250             9,090
QUALCOMM, Inc.                                                     19,660           648,977
Telefonaktiebolaget LM Ericsson,
   Class B                                                        122,436           391,118
Tollgrade Communications, Inc. (a)                                    530             3,975
                                                                            ---------------
                                                                                  3,831,322
                                                                            ---------------
COMPUTERS & PERIPHERALS--1.7%
ATI Technologies, Inc. (a)                                          1,400            16,590
Dell, Inc. (a)                                                     32,220         1,273,012
Electronics for Imaging, Inc. (a)                                     170             3,577
EMC Corp. (a)                                                      38,840           532,497
Hewlett-Packard Co.                                                15,240           358,292
Imation Corp.                                                         260            10,085
Intergraph Corp. (a)                                                  190             6,547
International Business Machines
   Corp.                                                           22,758         1,688,644
Lexmark International, Inc.,
   Class A (a)                                                      6,326           410,115
Neoware Systems, Inc. (a)                                              88               901
Network Appliance, Inc. (a)                                         1,920            54,278
SanDisk Corp. (a)                                                   2,250            53,393
SimpleTech, Inc. (a)                                                8,000            30,640
                                                                            ---------------
                                                                                  4,438,571
                                                                            ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Aeroflex, Inc. (a)                                                     68               572
Agilent Technologies, Inc. (a)                                      1,500            34,530
Agilysys, Inc.                                                        410             6,437
Amphenol Corp., Class A                                             1,400            56,238
Anixter International, Inc. (a)                                     1,400            52,038
Applied Films Corp. (a)                                             1,493            38,221
Arrow Electronics, Inc. (a)                                         1,700            46,172
AU Optronics Corp., ADR (a)                                        35,300           597,982
Audiovox Corp., Class A (a)                                         1,384            21,452
AVX Corp.                                                           2,300            27,876
Benchmark Electronics, Inc. (a)                                       370            11,255
Brightpoint, Inc. (a)                                                 770            17,086
Daktronics, Inc.                                                      979            19,590
Flextronics International Ltd. (a)                                  2,000            26,420
FLIR Systems, Inc. (a)                                                273             8,146
Global Imaging Systems, Inc. (a)                                    2,020            64,357
Hoya Corp.                                                          3,000           344,698
Ingram Micro, Inc., Class A (a)                                     1,100            17,226
Itron, Inc. (a)                                                       670   $        29,936
Littelfuse, Inc. (a)                                                1,200            33,420
Mettler-Toledo International,
   Inc. (a)                                                           900            41,922
MTS Systems Corp.                                                     370            12,425
Photon Dynamics, Inc. (a)                                           1,400            28,854
Plexus Corp. (a)                                                    2,150            30,594
Tektronix, Inc.                                                     1,200            27,924
Vishay Intertechnology, Inc. (a)                                    1,110            13,176
                                                                            ---------------
                                                                                  1,608,547
                                                                            ---------------
INTERNET SOFTWARE & SERVICES--0.4%
CNET Networks, Inc. (a)                                               480             5,635
Corillian Corp. (a)                                                 8,372            25,953
Digital River, Inc. (a)                                               920            29,210
Digitas, Inc. (a)                                                   5,635            64,295
EarthLink, Inc. (a)                                                 1,370            11,864
Equinix, Inc. (a)                                                     977            42,343
InfoSpace, Inc. (a)                                                 1,290            42,480
Keynote Systems, Inc. (a)                                             640             7,469
Secure Computing Corp. (a)                                            418             4,548
ValueClick, Inc. (a)                                                  452             5,573
VeriSign, Inc. (a)                                                  1,570            45,153
Yahoo!, Inc. (a)                                                   22,550           781,358
                                                                            ---------------
                                                                                  1,065,881
                                                                            ---------------
IT SERVICES--0.6%
Accenture Ltd., Class A (a)                                        24,207           548,773
Acxiom Corp.                                                          490            10,231
Affiliated Computer Services, Inc.,
   Class A (a)                                                      1,630            83,293
Alliance Data Systems Corp. (a)                                     2,560           103,834
Anteon International Corp. (a)                                         68             3,102
Automatic Data Processing, Inc.                                     6,189           259,752
Cognizant Technology Solutions
   Corp., Class A (a)                                               6,970           328,496
Euronet Worldwide, Inc. (a)                                           235             6,831
Fiserv, Inc. (a)                                                    1,340            57,553
MAXIMUS, Inc.                                                       1,002            35,361
MPS Group, Inc. (a)                                                 1,830            17,239
MTC Technologies, Inc. (a)                                          1,870            68,872
Paychex, Inc.                                                       1,100            35,794
Sykes Enterprises, Inc. (a)                                           493             4,683
                                                                            ---------------
                                                                                  1,563,814
                                                                            ---------------
OFFICE ELECTRONICS--0.1%
Xerox Corp. (a)                                                    24,783           341,757
Zebra Technologies Corp.,
   Class A (a)                                                        610            26,712
                                                                            ---------------
                                                                                    368,469
                                                                            ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--2.5%
Advanced Micro Devices, Inc. (a)                                    1,700            29,478
Altera Corp. (a)                                                   18,960           375,787
ATMI, Inc. (a)                                                        230             6,672
Broadcom Corp., Class A (a)                                         4,540           161,215
Brooks Automation, Inc. (a)                                           924            13,721
Cymer, Inc. (a)                                                       229             6,034

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Cypress Semiconductor Corp. (a)                                     3,500   $        44,065
DSP Group, Inc. (a)                                                 1,066            25,446
Entegris, Inc. (a)                                                  6,300            62,370
Exar Corp. (a)                                                        630             9,381
Fairchild Semiconductor
   International, Inc. (a)                                            340             5,015
FEI Co. (a)                                                         2,200            50,182
Integrated Circuit Systems, Inc. (a)                                  182             3,757
Integrated Device Technology,
   Inc. (a)                                                           796             8,557
Intel Corp.                                                        53,193         1,386,210
IXYS Corp. (a)                                                      4,900            69,482
KLA-Tencor Corp.                                                    1,030            45,011
Lam Research Corp. (a)                                              1,100            31,834
Leadis Technology, Inc. (a)                                         1,920            15,456
Linear Technology Corp.                                            11,190           410,561
Marvell Technology Group Ltd. (a)                                   4,960           188,679
MEMC Electronic Materials,
   Inc. (a)                                                        24,740           390,150
Microchip Technology, Inc.                                          7,650           226,593
Microsemi Corp. (a)                                                    50               940
Mykrolis Corp. (a)                                                  3,000            42,630
National Semiconductor Corp.                                        1,740            38,332
Nikon Corp.                                                        49,000           552,080
NVIDIA Corp. (a)                                                    2,700            72,144
Samsung Electronics Co., Ltd.,
   GDR (b)                                                          3,095           736,009
Silicon Image, Inc. (a)                                             1,550            15,903
Silicon Storage Technology, Inc. (a)                                4,945            19,928
Standard Microsystems Corp. (a)                                       530            12,391
Taiwan Semiconductor
   Manufacturing Co., Ltd., ADR                                    41,097           374,804
Tessera Technologies, Inc. (a)                                         54             1,804
Texas Instruments, Inc.                                            33,570           942,310
Ultratech, Inc. (a)                                                 2,538            46,445
Virage Logic Corp. (a)                                              4,210            43,363
                                                                            ---------------
                                                                                  6,464,739
                                                                            ---------------
SOFTWARE--2.7%
Activision, Inc. (a)                                                  800            13,216
Amdocs Ltd. (a)                                                     2,170            57,353
American Reprographics Co. (a)                                        467             7,514
ANSYS, Inc. (a)                                                       146             5,203
Autodesk, Inc.                                                     10,520           361,572
Cadence Design Systems, Inc. (a)                                    1,000            13,660
Captaris, Inc. (a)                                                  1,300             5,382
Captiva Software Corp. (a)                                          3,393            48,995
Check Point Software
   Technologies Ltd. (a)                                            2,900            57,420
Citrix Systems, Inc. (a)                                            3,670            79,492
Electronic Arts, Inc. (a)                                           8,870           502,131
Epicor Software Corp. (a)                                           3,254            42,953
FileNET Corp. (a)                                                   1,400            35,196
Hyperion Solutions Corp. (a)                                        1,688            67,925
Internet Security Systems, Inc. (a)                                   480             9,739
Kronos, Inc. (a)                                                      148             5,978
Lawson Software, Inc. (a)                                             640             3,296
Macromedia, Inc. (a)                                                  750   $        28,665
Magma Design Automation,
   Inc. (a)                                                         2,636            22,037
Manhattan Associates, Inc. (a)                                      2,100            40,341
McAfee, Inc. (a)                                                    1,330            34,819
Mercury Interactive Corp. (a)                                       2,090            80,172
Micromuse, Inc. (a)                                                 5,398            30,553
MICROS Systems, Inc. (a)                                              330            14,768
Microsoft Corp.                                                   105,750         2,626,830
MSC.Software Corp. (a)                                                820            11,275
NAVTEQ (a)                                                          9,690           360,274
Open Solutions, Inc. (a)                                              602            12,227
OpenTV Corp., Class A (a)                                           6,256            17,141
Oracle Corp. (a)                                                   24,800           327,360
PLATO Learning, Inc. (a)                                            1,050             7,749
Progress Software Corp. (a)                                           254             7,658
Quest Software, Inc. (a)                                               37               504
RSA Security, Inc. (a)                                              1,558            17,886
SAP AG                                                              1,969           341,660
SAP AG, ADR                                                        23,140         1,001,962
ScanSoft, Inc. (a)                                                  3,838            14,508
SeaChange International, Inc. (a)                                   2,426            17,031
Sybase, Inc. (a)                                                      540             9,909
Symantec Corp. (a)                                                 24,760           538,282
Take-Two Interactive Software,
   Inc. (a)                                                           330             8,399
THQ, Inc. (a)                                                         220             6,439
Transaction Systems Architects,
   Inc., Class A (a)                                                  620            15,271
Verint Systems, Inc. (a)                                            1,200            38,592
VERITAS Software Corp. (a)                                          4,250           103,700
                                                                            ---------------
                                                                                  7,053,037
                                                                            ---------------

MATERIALS--2.4%
CHEMICALS--1.6%
Agrium, Inc.                                                        2,200            43,142
Air Products & Chemicals, Inc.                                     20,631         1,244,049
Airgas, Inc.                                                        1,696            41,840
Ashland, Inc.                                                         600            43,122
BOC Group PLC                                                      16,469           295,148
Celanese Corp., Series A (a)                                        2,100            33,369
Cytec Industries, Inc.                                                300            11,940
Eastman Chemical Co.                                                  500            27,575
Engelhard Corp.                                                     1,100            31,405
H.B. Fuller Co.                                                       440            14,986
Kaneka Corp.                                                       31,000           346,311
Landec Corp. (a)                                                    4,056            26,364
Linde AG                                                            4,124           277,338
Lubrizol Corp.                                                      1,300            54,613
Minerals Technologies, Inc.                                           220            13,552
Nalco Holding Co. (a)                                               1,800            35,334
Potash Corp. of Saskatchewan,
   Inc.                                                             1,910           182,558
PPG Industries, Inc.                                                3,453           216,710
Praxair, Inc.                                                      13,940           649,604
Rohm and Haas Co.                                                   1,100            50,974

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Schulman (A.), Inc.                                                   580   $        10,376
Sensient Technologies Corp.                                           380             7,832
Shin-Etsu Chemical Co., Ltd.                                        8,600           325,071
Stepan Co.                                                            310             6,851
Symyx Technologies, Inc. (a)                                          185             5,176
UAP Holding Corp.                                                   1,230            20,418
Zoltek Companies, Inc. (a)                                          2,325            26,110
                                                                            ---------------
                                                                                  4,041,768
                                                                            ---------------
CONSTRUCTION MATERIALS--0.3%
Eagle Materials, Inc.                                                 240            22,222
Holcim Ltd., Registered Shares                                      5,675           343,819
Lafarge SA                                                          2,311           209,497
Martin Marietta Materials, Inc.                                       700            48,384
                                                                            ---------------
                                                                                    623,922
                                                                            ---------------
CONTAINERS & PACKAGING--0.0%
AptarGroup, Inc.                                                      220            11,176
Bemis Co., Inc.                                                     1,200            31,848
Crown Holdings, Inc. (a)                                            1,700            24,191
Greif, Inc., Class A                                                  370            22,607
                                                                            ---------------
                                                                                     89,822
                                                                            ---------------
METALS & MINING--0.1%
Alpha Natural Resources, Inc. (a)                                     420            10,030
AMCOL International Corp.                                           2,440            45,848
Carpenter Technology Corp.                                            130             6,734
Metal Management, Inc.                                                360             6,966
RTI International Metals, Inc. (a)                                    330            10,365
Worthington Industries, Inc.                                          340             5,372
Allegheny Technologies, Inc.                                          830            18,310
Cleveland-Cliffs, Inc.                                                230            13,285
Foundation Coal Holdings, Inc.                                        130             3,372
Freeport-McMoRan Copper &
   Gold, Inc., Class B                                              2,270            84,989
Inco Ltd.                                                           1,490            56,247
Phelps Dodge Corp.                                                    980            90,650
Reliance Steel & Aluminum Co.                                         186             6,895
                                                                            ---------------
                                                                                    359,063
                                                                            ---------------
PAPER & FOREST PRODUCTS--0.4%
Georgia-Pacific Corp.                                               1,600            50,880
MeadWestvaco Corp.                                                 22,125           620,385
Mercer International, Inc. (a)                                      1,130             8,238
P.H. Glatfelter Co.                                                   790             9,796
Weyerhaeuser Co.                                                    6,767           430,719
                                                                            ---------------
                                                                                  1,120,018
                                                                            ---------------

TELECOMMUNICATION SERVICES--1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
BellSouth Corp.                                                    15,421           409,736
North Pittsburgh Systems, Inc.                                        390             7,628
SBC Communications, Inc.                                           44,788         1,063,715
Telefonica SA                                                      29,764           485,477
Telenor ASA                                                        53,218           421,988
Verizon Communications, Inc.                                       23,983           828,613
                                                                            ---------------
                                                                                  3,217,157
                                                                            ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Alamosa Holdings, Inc. (a)                                            818   $        11,370
American Tower Corp., Class A (a)                                   3,770            79,246
Cosmote Mobile
   Telecommunications SA                                           16,200           292,263
Crown Castle International
   Corp. (a)                                                        4,540            92,253
Millicom International
   Cellular SA (a)                                                  4,826            88,509
NTT DoCoMo, Inc.                                                      357           524,900
Price Communications Corp. (a)                                        500             8,650
SBA Communications Corp.,
   Class A (a)                                                      1,568            21,168
SpectraLink Corp.                                                     264             2,777
SpectraSite, Inc. (a)                                               1,010            75,174
Telephone & Data Systems, Inc.                                      1,100            42,174
Telephone & Data Systems, Inc.,
   Special Shares                                                   1,100            44,891
VimpelCom, ADR (a)                                                    960            32,669
Western Wireless Corp.,
   Class A (a)                                                        720            30,456
                                                                            ---------------
                                                                                  1,346,500
                                                                            ---------------

UTILITIES--1.3%
ELECTRIC UTILITIES--1.1%
ALLETE, Inc.                                                          230            11,477
American Electric Power Co., Inc.                                   7,817           288,213
Central Vermont Public Service
   Corp.                                                              550            10,175
CH Energy Group, Inc.                                                 370            17,993
Edison International                                                1,300            52,715
El Paso Electric Co. (a)                                              620            12,679
Entergy Corp.                                                       8,289           626,234
Exelon Corp.                                                       11,175           573,613
FPL Group, Inc.                                                     7,842           329,834
Maine & Maritimes Corp.                                               120             2,940
MGE Energy, Inc.                                                      220             8,004
Otter Tail Corp.                                                      320             8,746
PG&E Corp.                                                         10,528           395,221
PPL Corp.                                                             500            29,690
Puget Energy, Inc.                                                    540            12,625
Reliant Energy, Inc. (a)                                            2,300            28,474
TXU Corp.                                                           4,905           407,556
                                                                            ---------------
                                                                                  2,816,189
                                                                            ---------------
GAS UTILITIES--0.0%
AGL Resources, Inc.                                                   800            30,920
Cascade Natural Gas Corp.                                             240             4,920
Energen Corp.                                                       1,730            60,636
Northwest Natural Gas Co.                                             180             6,883
WGL Holdings, Inc.                                                    190             6,392
                                                                            ---------------
                                                                                    109,751
                                                                            ---------------
INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS--0.1%
AES Corp. (a)                                                       8,300           135,954
Constellation Energy Group                                          1,500            86,535
                                                                            ---------------
                                                                                    222,489
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
MULTI-UTILITIES--0.1%
Dominion Resources, Inc.                                            3,832   $       281,231
Energy East Corp.                                                   1,300            37,674
Sempra Energy                                                         700            28,917
                                                                            ---------------
                                                                                    347,822
                                                                            ---------------
TOTAL COMMON STOCKS
   (cost of $144,906,137)                                                       165,887,032
                                                                            ---------------

                                                                PAR
                                                          ---------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--12.6%
BASIC MATERIALS--0.5%
CHEMICALS--0.1%
Airgas, Inc.
   6.250% 07/15/14                                        $         5,000             5,100
   9.125% 10/01/11                                                140,000           151,375
EquiStar Chemicals LP
   10.125% 09/01/08                                                60,000            64,950
   10.625% 05/01/11                                                15,000            16,650
Nalco Co.
   7.750% 11/15/11                                                 90,000            95,738
                                                                            ---------------
                                                                                    333,813
                                                                            ---------------
FOREST PRODUCTS & PAPER--0.2%
Boise Cascade LLC
   7.125% 10/15/14 (b)                                            125,000           122,813
International Paper Co.
   4.250% 01/15/09                                                250,000           246,730
Westvaco Corp.
   8.200% 01/15/30                                                150,000           196,236
                                                                            ---------------
                                                                                    565,779
                                                                            ---------------
IRON/STEEL--0.1%
Russel Metals, Inc.
   6.375% 03/01/14                                                 80,000            76,600
United States Steel Corp.
   9.750% 05/15/10                                                 25,000            26,938
                                                                            ---------------
                                                                                    103,538
                                                                            ---------------
METALS & MINING--0.1%
Alcan, Inc.
   4.500% 05/15/13                                                300,000           296,244
                                                                            ---------------

COMMUNICATIONS--1.5%
MEDIA--0.8%
Dex Media West LLC
   5.875% 11/15/11                                                175,000           172,375
DirecTV Holdings LLC
   8.375% 03/15/13                                                145,000           160,225
EchoStar DBS Corp.
   5.750% 10/01/08                                                110,000           109,725
   6.625% 10/01/14                                                 65,000            64,188
Emmis Operating Co.
   6.875% 05/15/12                                                 55,000            54,588
Jones Intercable, Inc.
   7.625% 04/15/08                                                350,000           379,564
Lamar Media Corp.
   7.250% 01/01/13                                        $       200,000   $       212,000
LIN Television Corp.
   6.500% 05/15/13                                                110,000           104,775
R.H. Donnelley Finance Corp.
   10.875% 12/15/12 (b)                                           175,000           203,875
Rogers Cable, Inc.
   6.250% 06/15/13                                                120,000           119,700
   7.875% 05/01/12                                                 30,000            32,625
Time Warner, Inc.
   6.625% 05/15/29                                                300,000           335,358
Warner Music Group
   7.375% 04/15/14                                                 75,000            75,937
                                                                            ---------------
                                                                                  2,024,935
                                                                            ---------------
TELECOMMUNICATION SERVICES--0.7%
Cingular Wireless Services, Inc.
   8.750% 03/01/31                                                150,000           210,393
Deutsche Telekom International
   Finance BV
   8.500% 06/15/10                                                275,000           320,820
Nextel Communications, Inc.
   5.950% 03/15/14                                                 45,000            46,744
   7.375% 08/01/15                                                125,000           135,000
Rogers Wireless, Inc.
   7.500% 03/15/15                                                 70,000            75,950
   8.000% 12/15/12                                                 95,000           102,125
Sprint Capital Corp.
   6.875% 11/15/28                                                200,000           229,736
Verizon Global Funding Corp.
   7.750% 12/01/30                                                475,000           611,458
Vodafone Group PLC
   7.750% 02/15/10                                                150,000           171,267
                                                                            ---------------
                                                                                  1,903,493
                                                                            ---------------

CONSUMER CYCLICAL--1.7%
AIRLINES--0.6%
United Air Lines, Inc.
   7.032% 10/01/10 (c)                                          1,365,082         1,296,828
   9.200% 03/22/08 (d)                                            507,021           243,370
                                                                            ---------------
                                                                                  1,540,198
                                                                            ---------------
AUTO MANUFACTURERS--0.1%
DaimlerChrysler NA Holding Corp.
   8.500% 01/18/31                                                150,000           188,837
                                                                            ---------------
AUTO PARTS & EQUIPMENT--0.0%
TRW Automotive, Inc.
   9.375% 02/15/13                                                 40,000            44,400
                                                                            ---------------
ENTERTAINMENT--0.0%
Cinemark USA, Inc.
   9.000% 02/01/13                                                110,000           113,850
                                                                            ---------------
HOME BUILDERS--0.1%
K. Hovnanian Enterprises, Inc.
   6.000% 01/15/10                                                 40,000            39,300
   6.375% 12/15/14                                                 30,000            29,625
   6.500% 01/15/14                                                 15,000            15,000

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
KB Home
   8.625% 12/15/08                                        $       100,000   $       109,250
Toll Corp.
   8.250% 12/01/11                                                105,000           113,138
                                                                            ---------------
                                                                                    306,313
                                                                            ---------------
LEISURE TIME--0.2%
K2, Inc.
   7.375% 07/01/14                                                 50,000            52,500
Leslie's Poolmart
   7.750% 02/01/13                                                 65,000            65,650
Royal Caribbean Cruises Ltd.
   6.750% 03/15/08                                                 50,000            52,125
   6.875% 12/01/13                                                 50,000            53,250
   8.750% 02/02/11                                                130,000           149,825
Speedway Motorsports, Inc.
   6.750% 06/01/13                                                110,000           114,125
                                                                            ---------------
                                                                                    487,475
                                                                            ---------------
LODGING--0.4%
Caesars Entertainment, Inc.
   7.875% 03/15/10                                                 30,000            33,225
   8.875% 09/15/08                                                 25,000            27,625
   9.375% 02/15/07                                                 25,000            26,875
Kerzner International Ltd.
   8.875% 08/15/11                                                120,000           128,400
MGM Mirage
   6.000% 10/01/09                                                 85,000            85,531
   8.500% 09/15/10                                                140,000           154,700
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875% 05/01/12                                                110,000           124,025
Station Casinos, Inc.
   6.500% 02/01/14                                                225,000           230,344
Wynn Las Vegas LLC
   6.625% 12/01/14                                                115,000           111,837
                                                                            ---------------
                                                                                    922,562
                                                                            ---------------
RETAIL--0.3%
AutoNation, Inc.
   9.000% 08/01/08                                                105,000           114,975
Couche-Tard
   7.500% 12/15/13                                                105,000           111,037
Domino's, Inc.
   8.250% 07/01/11                                                 75,000            80,625
Group 1 Automotive, Inc.
   8.250% 08/15/13                                                 55,000            55,550
Suburban Propane Partners LP
   6.875% 12/15/13                                                 85,000            80,750
Wal-Mart Stores, Inc.
   4.000% 01/15/10                                                400,000           397,508
                                                                            ---------------
                                                                                    840,445
                                                                            ---------------

CONSUMER NON-CYCLICAL--1.4%
BEVERAGES--0.3%
Constellation Brands, Inc.
   8.125% 01/15/12                                        $       175,000   $       186,812
Cott Beverages, Inc.
   8.000% 12/15/11                                                210,000           223,650
Diageo Capital PLC
   3.375% 03/20/08                                                375,000           367,639
                                                                            ---------------
                                                                                    778,101
                                                                            ---------------
COMMERCIAL SERVICES--0.2%
Corrections Corp. of America
   6.250% 03/15/13                                                 30,000            29,775
   7.500% 05/01/11                                                135,000           140,400
Iron Mountain, Inc.
   7.750% 01/15/15                                                 10,000            10,100
   8.625% 04/01/13                                                160,000           165,600
United Rentals, Inc.
   7.750% 11/15/13                                                 85,000            83,300
Stewart Enterprises, Inc.
   6.250% 02/15/13 (b)                                             55,000            54,587
                                                                            ---------------
                                                                                    483,762
                                                                            ---------------
COSMETICS/PERSONAL CARE--0.1%
Procter & Gamble Co.
   4.750% 06/15/07                                                350,000           355,499
                                                                            ---------------
FOOD--0.3%
Del Monte Corp.
   6.750% 02/15/15 (b)                                             60,000            60,900
General Mills, Inc.
   2.625% 10/24/06                                                325,000           319,108
Kroger Co.
   6.200% 06/15/12                                                300,000           321,582
                                                                            ---------------
                                                                                    701,590
                                                                            ---------------
HEALTHCARE SERVICES--0.4%
Coventry Health Care, Inc.
   5.875% 01/15/12                                                115,000           117,013
Extendicare Health Services, Inc.
   6.875% 05/01/14                                                 50,000            49,625
   9.500% 07/01/10                                                 15,000            16,238
Fisher Scientific International, Inc.
   6.750% 08/15/14                                                145,000           151,887
HCA, Inc.
   6.950% 05/01/12                                                165,000           175,624
Select Medical Corp.
   7.625% 02/01/15 (b)                                             60,000            59,100
Triad Hospitals, Inc.
   7.000% 05/15/12                                                125,000           131,250
   7.000% 11/15/13                                                 45,000            46,350
UnitedHealth Group, Inc.
   3.375% 08/15/07                                                400,000           393,628
                                                                            ---------------
                                                                                  1,140,715
                                                                            ---------------
HOUSEHOLD PRODUCTS/WARES--0.0%
Scotts Co.
   6.625% 11/15/13                                                 50,000            52,000
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
PHARMACEUTICALS--0.1%
AmerisourceBergen Corp.
   8.125% 09/01/08                                        $        75,000   $        81,469
Omnicare, Inc.
   8.125% 03/15/11                                                110,000           116,187
                                                                            ---------------
                                                                                    197,656
                                                                            ---------------

ENERGY--1.1%
COAL--0.2%
Arch Western Finance LLC
   6.750% 07/01/13                                                180,000           185,850
Peabody Energy Corp.
   6.875% 03/15/13                                                225,000           239,625
                                                                            ---------------
                                                                                    425,475
                                                                            ---------------
OIL & GAS--0.5%
Chesapeake Energy Corp.
   6.375% 06/15/15 (b)                                            100,000           102,250
   7.500% 09/15/13                                                120,000           129,000
Devon Energy Corp.
   7.950% 04/15/32                                                250,000           328,700
Marathon Oil Corp.
   6.800% 03/15/32                                                250,000           293,087
Newfield Exploration Co.
   6.625% 09/01/14                                                165,000           172,425
Plains Exploration & Production Co.
   7.125% 06/15/14                                                130,000           139,100
Pride International, Inc.
   7.375% 07/15/14                                                 85,000            92,969
Vintage Petroleum, Inc.
   7.875% 05/15/11                                                110,000           116,050
                                                                            ---------------
                                                                                  1,373,581
                                                                            ---------------
OIL & GAS SERVICES--0.1%
Grant Prideco, Inc.
   9.000% 12/15/09                                                 25,000            27,375
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14                                                 85,000            85,638
Pogo Producing Co.
   6.625% 03/15/15 (b)                                             80,000            82,400
Universal Compression, Inc.
   7.250% 05/15/10                                                100,000           104,250
                                                                            ---------------
                                                                                    299,663
                                                                            ---------------
PIPELINES--0.3%
Kinder Morgan Energy
   Partners LP
   7.300% 08/15/33                                                325,000           395,648
MarkWest Energy Partners LP
   6.875% 11/01/14 (b)                                             75,000            74,250
Williams Companies, Inc.
   7.125% 09/01/11                                                 25,000            27,063
   8.125% 03/15/12                                                130,000           148,850
                                                                            ---------------
                                                                                    645,811
                                                                            ---------------

FINANCIALS--4.0%
BANKS--0.9%
HSBC Capital Funding LP
   9.547% 06/30/10 (b)                                    $       550,000   $       668,739
Rabobank Capital Funding II
   5.260% 12/31/13 (b)                                            550,000           564,217
Wachovia Corp.
   4.875% 02/15/14                                                550,000           563,316
Wells Fargo & Co.
   3.419% 03/10/08 (e)                                            700,000           695,310
                                                                            ---------------
                                                                                  2,491,582
                                                                            ---------------
DIVERSIFIED FINANCIAL SERVICES--2.4%
American Express Credit Corp.
   3.000% 05/16/08                                                375,000           363,585
Capital One Bank
   4.875% 05/15/08                                                190,000           192,706
Caterpillar Financial Services Corp.
   3.625% 11/15/07                                                250,000           247,123
Citicorp
   8.040% 12/15/19 (b)                                          1,075,000         1,380,837
Countrywide Home Loans, Inc.
   2.875% 02/15/07                                                300,000           293,916
Credit Suisse First Boston USA, Inc.
   4.625% 01/15/08                                                400,000           404,908
Ford Motor Credit Co.
   7.375% 10/28/09                                                525,000           516,274
Goldman Sachs Group, Inc.
   6.345% 02/15/34                                                325,000           354,221
John Deere Capital Corp.
   4.625% 04/15/09                                                350,000           354,239
JPMorgan Chase Capital XV
   5.875% 03/15/35                                                425,000           437,818
Merrill Lynch & Co., Inc.
   4.125% 01/15/09                                                375,000           374,374
Morgan Stanley
   6.750% 04/15/11                                                360,000           400,057
SLM Corp.
   5.125% 08/27/12                                                525,000           544,750
UFJ Finance Aruba AEC
   6.750% 07/15/13                                                375,000           419,475
                                                                            ---------------
                                                                                  6,284,283
                                                                            ---------------
INSURANCE--0.5%
American International Group, Inc.
   2.875% 05/15/08                                                575,000           553,196
Prudential Insurance
   Co. of America
   7.650% 07/01/07 (b)                                            625,000           664,719
                                                                            ---------------
                                                                                  1,217,915
                                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
Health Care Property Investors, Inc.
   6.450% 06/25/12                                                350,000           378,448
Host Marriott LP
   6.375% 03/15/15 (b)                                             60,000            59,400
iStar Financial, Inc.
   7.000% 03/15/08                                                 75,000            79,291
                                                                            ---------------
                                                                                    517,139
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
INDUSTRIALS--1.5%
AEROSPACE & DEFENSE--0.3%
L-3 Communications Corp.
   6.125% 07/15/13                                        $        35,000   $        35,175
   7.625% 06/15/12                                                175,000           186,375
Raytheon Co.
   8.300% 03/01/10                                                325,000           376,558
TransDigm, Inc.
   8.375% 07/15/11                                                110,000           115,775
                                                                            ---------------
                                                                                    713,883
                                                                            ---------------
ENVIRONMENTAL CONTROL--0.2%
Allied Waste North America, Inc.
   6.375% 04/15/11                                                 40,000            38,200
   Series B,
   9.250% 09/01/12                                                 67,000            72,025
Waste Management, Inc.
   7.375% 08/01/10                                                350,000           391,076
                                                                            ---------------
                                                                                    501,301
                                                                            ---------------
HAND/MACHINE TOOLS--0.0%
Kennametal, Inc.
   7.200% 06/15/12                                                100,000           111,577
                                                                            ---------------
MACHINERY DIVERSIFIED--0.1%
Westinghouse Air Brake
   Technologies Corp.
   6.875% 07/31/13                                                115,000           117,587
Manitowoc Co., Inc.
   7.125% 11/01/13                                                 30,000            31,163
                                                                            ---------------
                                                                                    148,750
                                                                            ---------------
MISCELLANEOUS MANUFACTURING--0.3%
General Electric Co.
   5.000% 02/01/13                                                700,000           722,603
                                                                            ---------------
PACKAGING & CONTAINERS--0.3%
Ball Corp.
   6.875% 12/15/12                                                215,000           226,288
Owens-Brockway Glass Container
   6.750% 12/01/14                                                 25,000            25,406
Owens-Illinois, Inc.
   7.500% 05/15/10                                                160,000           168,000
Silgan Holdings, Inc.
   6.750% 11/15/13                                                225,000           230,062
Smurfit-Stone Container Corp.
   9.750% 02/01/11                                                110,000           116,050
Stone Container Finance
   7.375% 07/15/14                                                 90,000            84,600
                                                                            ---------------
                                                                                    850,406
                                                                            ---------------
TRANSPORTATION--0.3%
FedEx Corp.
   7.530% 09/23/06                                                243,899           250,838
Offshore Logistics, Inc.
   6.125% 06/15/13                                                 95,000            91,556
Overseas Shipholding Group
   8.250% 03/15/13                                                105,000           109,725
Teekay Shipping Corp.
   8.875% 07/15/11                                                265,000           301,438
                                                                            ---------------
                                                                                    753,557
                                                                            ---------------

TECHNOLOGY--0.1%
COMPUTERS--0.1%
International Business
   Machines Corp.
   5.875% 11/29/32                                        $       250,000   $       277,885
                                                                            ---------------
SEMICONDUCTORS--0.0%
Freescale Semiconductor, Inc.
   6.875% 07/15/11                                                100,000           106,250
                                                                            ---------------

UTILITIES--0.8%
ELECTRIC UTILITIES--0.7%
AES Corp.
   7.750% 03/01/14                                                150,000           162,375
Exelon Generation Co. LLC
   6.950% 06/15/11                                                275,000           307,920
Nevada Power Co.
   5.875% 01/15/15 (b)                                             45,000            45,000
   6.500% 04/15/12                                                 30,000            31,200
NorthWestern Corp.
   5.875% 11/01/14 (b)                                             10,000            10,150
Scottish Power PLC
   4.910% 03/15/10                                                350,000           353,244
Southern Power Co.
   6.250% 07/15/12                                                280,000           306,732
TECO Energy, Inc.
   6.750% 05/01/15 (b)                                             40,000            42,300
   7.000% 05/01/12                                                 45,000            48,488
Texas Genco LLC
   6.875% 12/15/14 (b)                                            100,000           105,250
Virginia Electric and Power Co.
   5.375% 02/01/07                                                425,000           432,646
                                                                            ---------------
                                                                                  1,845,305
                                                                            ---------------
MULTI-UTILITIES--0.1%
Sempra Energy
   4.750% 05/15/09                                                200,000           201,304
                                                                            ---------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $32,036,226)                                                         32,869,475
                                                                            ---------------

MORTGAGE-BACKED SECURITIES--9.5%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%
Federal Home Loan Mortgage Corp.
   4.500% 03/15/18                                              1,500,000         1,504,022
   5.000% 07/25/15 - 12/25/15                                   2,115,000         2,141,010
                                                                            ---------------
                                                                                  3,645,032
                                                                            ---------------
MORTGAGE-BACKED SECURITIES--8.1%
Federal Home Loan Mortgage Corp.
   5.500% 12/01/32 - 09/01/34                                   1,597,997         1,621,415
   6.500% 12/01/10 - 07/01/31                                   1,681,969         1,747,450
   7.000% 04/01/29 - 08/01/31                                      37,255            39,250
   7.500% 07/01/15 - 01/01/30                                      25,468            27,188
   8.000% 09/01/15                                                 16,295            17,420
   12.000% 07/01/20                                               113,333           125,318
   TBA,
   5.000% 12/01/35                                              1,403,000         1,396,862

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
Federal National Mortgage
   Association
   5.000% 01/01/18 - 06/01/18                             $     3,952,162   $     3,999,725
   5.500% 05/01/16 - 10/01/34                                   5,358,880         5,436,932
   6.000% 04/01/16 - 07/01/31                                     120,827           124,547
   6.324% 10/01/08                                                229,398           226,158
   6.500% 08/01/31 - 12/01/31                                     491,273           509,590
   7.000% 07/01/31 - 12/01/32                                     396,963           418,732
   7.500% 09/01/15 - 08/01/31                                      90,826            96,855
   8.000% 04/01/30 - 05/01/30                                      21,006            22,592
   TBA,
   5.000% 12/01/35                                              3,474,000         3,465,692
Government National
   Mortgage Association
   3.750% 07/20/25 (e)                                             36,580            37,166
   6.000% 12/15/28 - 03/15/29                                     942,939           974,620
   6.500% 05/15/13 - 05/15/29                                     165,850           173,628
   7.000% 11/15/13 - 06/15/31                                      15,945            16,839
   7.500% 09/15/29                                                 14,796            15,863
   8.000% 03/15/26 - 03/15/26                                     438,487           474,460
   9.000% 12/15/17                                                  5,586             6,081
                                                                            ---------------
                                                                                 20,974,383
                                                                            ---------------
TOTAL MORTGAGE-BACKED SECURITIES
   (cost of $24,334,868)                                                         24,619,415
                                                                            ---------------

GOVERNMENT AGENCIES & OBLIGATIONS--4.0%
FOREIGN GOVERNMENT BONDS--0.4%
Province of Quebec
   7.000% 01/30/07                                                525,000           550,783
United Mexican States
   7.500% 04/08/33                                                375,000           428,062
                                                                            ---------------
                                                                                    978,845
                                                                            ---------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS--3.6%
Federal Home Loan Bank System
   2.250% 05/15/06 (f)                                            100,000            98,719
Federal National Mortgage
   Association
   6.625% 09/15/09                                              2,595,000         2,859,578
U.S. Treasury Bond
   6.250% 08/15/23                                              2,685,000         3,346,077
U.S. Treasury Notes
   3.375% 10/15/09                                                175,000           172,539
   3.500% 11/15/06                                                675,000           674,235
   4.250% 11/15/13 - 08/15/14                                   2,200,000         2,253,253
                                                                            ---------------
                                                                                  9,404,401
                                                                            ---------------
TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $10,082,780)                                                         10,383,246
                                                                            ---------------

ASSET-BACKED SECURITIES--3.5%
AmeriCredit Automobile
   Receivables Trust
   3.930% 10/06/11                                                800,000           795,616
California Infrastructure
   6.420% 12/26/09                                        $     1,200,000   $     1,254,708
Capital One Multi-Asset Execution
   Trust
   3.650% 07/15/11                                                870,000           861,457
Chase Manhattan Auto Owner Trust
   3.800% 05/15/08                                                 99,995           100,025
Chemical Bank Master Credit
   Card Trust I
   5.980% 09/15/08                                                150,000           151,674
Citibank Credit Card Issuance Trust
   2.900% 05/17/10                                              1,800,000         1,747,260
Consumer Funding LLC
   5.430% 04/20/15                                                510,000           541,727
Green Tree Financial Corp.
   6.870% 01/15/29                                                154,829           164,577
Navistar Financial, Series B
   3.250% 10/15/10                                              1,700,000         1,676,319
Origen Manufactured Housing
   3.380% 08/15/17                                                550,000           537,465
PG&E Energy Recovery
   Funding LLC
   3.870% 06/25/11                                                660,000           657,749
Providian Gateway Master Trust
   3.350% 09/15/11 (b)                                            200,000           196,850
Standard Credit Card Master Trust
   6.550% 10/07/07                                                500,000           503,645
                                                                            ---------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $9,394,091)                                                           9,189,072
                                                                            ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS--1.9%
COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
American Mortgage Trust
   8.445% 09/27/22                                                 21,730            17,384
Rural Housing Trust
   6.330% 04/01/26                                                  8,602             8,570
                                                                            ---------------
                                                                                     25,954
                                                                            ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES--1.9%
First Union Chase Commercial
   Mortgage
   6.645% 06/15/31                                                750,000           800,587
LB-UBS Commercial Mortgage
   Trust
   6.510% 12/15/26                                              3,750,000         4,098,225
                                                                            ---------------
                                                                                  4,898,812
                                                                            ---------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (cost of $4,686,917)                                                           4,924,766
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
INVESTMENT COMPANY--0.7%
iShares Russell 1000 Value
   Index Fund                                                      28,961   $     1,929,961
                                                                            ---------------
TOTAL INVESTMENT COMPANY
   (cost of $1,860,879)                                                           1,929,961
                                                                            ---------------

CONVERTIBLE PREFERRED STOCK--0.0%
BASIC MATERIALS--0.0%
CHEMICALS--0.0%
Celanese Corp. (a)                                                    200             4,900
                                                                            ---------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (cost of $5,000)                                                                   4,900
                                                                            ---------------

                                                                PAR
                                                          ---------------
CONVERTIBLE BOND--0.0%
COMMUNICATIONS--0.0%
TELECOMMUNICATION SERVICES--0.0%
Lucent Technologies, Inc
   2.750% 06/15/25                                        $        20,073            23,202
                                                                            ---------------
TOTAL CONVERTIBLE BOND
   (cost of $22,953)                                                                 23,202
                                                                            ---------------

SHORT-TERM OBLIGATIONS--5.5%
U.S. GOVERNMENT AGENCY & OBLIGATION--1.1%
Federal National Mortgage Association
   3.174% 09/14/05 (g)                                          3,000,000         2,980,375
                                                                            ---------------
REPURCHASE AGREEMENTS--4.4%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05 at
   2.700%, collateralized by a U.S.
   Treasury Bonds and Notes with
   various maturities to 11/15/21,
   market value of $11,585,984
   (repurchase proceeds
   $11,342,851)                                                11,342,000        11,342,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $14,322,375)                                                         14,322,375
                                                                            ---------------
TOTAL INVESTMENTS--101.3%
   (cost of $241,652,226) (h)                                                   264,153,444
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(1.3)%                                          (3,488,098)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   260,666,456
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $5,233,646, which represents 2.0% of net assets.
(c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At June 30, 2005, the value of this security represents 0.5% of net assets.
(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of this security represents 0.1% of net assets.
(e) The interest rate shown on floating rate or variable rate securities reflect the rate at June 30, 2005.
(f)  Security pledged as collateral for open futures contracts.
(g)  The rate shown represents the annualized yield at the date of purchase.
(h)  Cost for federal income tax purposes is $241,947,664.

At June 30, 2005, the Fund held the following open short futures contracts:

                   NUMBER OF                  AGGREGATE   EXPIRATION   UNREALIZED
TYPE               CONTRACTS     VALUE       FACE VALUE      DATE     APPRECIATION
-----------------  ---------  ------------  ------------  ----------  ------------
2-Year U.S.
  Treasury Note       20      $  4,153,750  $  4,161,140    Sep-05    $      7,390

At June 30, 2005, the asset allocation of the Fund is as follows:

ASSET ALLOCATION                            % OF NET ASSETS
----------------                            ---------------
Common Stocks                                    63.6%
Corporate Fixed-Income Bonds & Notes             12.6
Mortgage-Backed Securities                        9.5
Government Agencies & Obligations                 4.0
Asset-Backed Securities                           3.5
Collateralized Mortgage Obligations               1.9
Investment Company                                0.7
Short-Term Obligations                            5.5
Other Assets & Liabilities, Net                  (1.3)
                                                -----
                                                100.0%
                                                =====

            ACRONYM              NAME
            -------              ----
             ADR       American Depositary Receipt
             GDR       Global Depositary Receipt
             REIT      Real Estate Investment Trust
             TBA       To Be Announced

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Asset Allocation Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                                         $   241,652,226
                                                                                             ---------------
Investments, at value                                                                        $   264,153,444
Foreign currency (cost of $697,491)                                                                  681,449
Receivable for:
   Investments sold                                                                               11,734,614
   Fund shares sold                                                                                   21,287
   Interest                                                                                          788,740
   Dividends                                                                                         198,036
   Foreign tax reclaims                                                                               59,058
Expense reimbursement due from Investment Advisor                                                      9,762
Deferred Trustees' compensation plan                                                                  13,793
                                                                                             ---------------
     TOTAL ASSETS                                                                                277,660,183
                                                                                             ---------------
LIABILITIES:
Payable to custodian bank                                                                            274,371
Payable for:
   Investments purchased                                                                           6,866,484
   Investments purchased on a delayed delivery basis                                               9,266,169
   Fund shares repurchased                                                                           367,990
   Investment advisory fee                                                                            97,579
   Administration fee                                                                                 32,576
   Transfer agent fee                                                                                    595
   Pricing and bookkeeping fees                                                                       10,346
   Trustees' fees                                                                                        182
   Audit fee                                                                                          21,962
   Custody fee                                                                                        11,584
   Distribution fee--Class B                                                                          13,495
Deferred Trustees' fees                                                                               13,793
Other liabilities                                                                                     16,601
                                                                                             ---------------
     TOTAL LIABILITIES                                                                            16,993,727
                                                                                             ---------------
NET ASSETS                                                                                   $   260,666,456
                                                                                             ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                              $   234,676,200
Undistributed net investment income                                                                2,609,756
Accumulated net realized gain                                                                        888,874
Net unrealized appreciation (depreciation) on:
   Investments                                                                                    22,501,218
   Foreign currency translations                                                                     (16,982)
   Futures contracts                                                                                   7,390
                                                                                             ---------------
NET ASSETS                                                                                   $   260,666,456
                                                                                             ===============
CLASS A:
Net assets                                                                                   $   196,383,134
Shares outstanding                                                                                13,542,946
                                                                                             ===============
Net asset value per share                                                                    $         14.50
                                                                                             ===============
CLASS B:
Net assets                                                                                   $    64,283,322
Shares outstanding                                                                                 4,447,180
                                                                                             ===============
Net asset value and offering price per share                                                 $         14.45
                                                                                             ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Asset Allocation Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                                    $     1,687,757
Interest                                                                                           2,352,885
                                                                                             ---------------
   Total Investment Income (net of foreign taxes withheld of $77,346)                              4,040,642
                                                                                             ---------------
EXPENSES:
Investment advisory fee                                                                              602,582
Administration fee                                                                                   200,861
Distribution fee--Class B                                                                             81,534
Transfer agent fee                                                                                     3,720
Pricing and bookkeeping fees                                                                          81,406
Trustees' fees                                                                                         6,070
Custody fee                                                                                           84,251
Non-recurring costs (See Note 6)                                                                       3,324
Other expenses                                                                                        49,266
                                                                                             ---------------
   Total Expenses                                                                                  1,113,014
Fees and expenses waived or reimbursed by Investment Advisor                                         (17,995)
Fees reimbursed by Distributor--Class B                                                              (38,465)
Non-recurring costs assumed by Investment Advisor (See Note 6)                                        (3,324)
Custody earnings credit                                                                                   (5)
                                                                                             ---------------
   Net Expenses                                                                                    1,053,225
                                                                                             ---------------
Net Investment Income                                                                              2,987,417
                                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                                                    13,209,148
   Foreign currency transactions                                                                     (88,511)
                                                                                             ---------------
     Net realized gain                                                                            13,120,637
                                                                                             ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                                   (15,537,686)
   Foreign currency translations                                                                     (21,580)
   Futures contracts                                                                                   7,390
                                                                                             ---------------
     Net change in unrealized appreciation (depreciation)                                        (15,551,876)
                                                                                             ---------------
Net Loss                                                                                          (2,431,239)
                                                                                             ---------------
Net Increase in Net Assets from Operations                                                   $       556,178
                                                                                             ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Asset Allocation Fund, Variable Series

                                                                                               (UNAUDITED)
                                                                                                SIX MONTHS
                                                                                                  ENDED             YEAR ENDED
                                                                                                 JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                 2005                2004
------------------------------------------------------------------------------------------   ----------------    ----------------
OPERATIONS:
Net investment income                                                                        $      2,987,417    $      6,422,298
Net realized gain on investments and foreign currency transactions                                 13,120,637          15,365,115
Net change in unrealized appreciation (depreciation) on investments, foreign currency
   translations and futures contracts                                                             (15,551,876)          4,944,750
                                                                                             ----------------    ----------------
        Net Increase from Operations                                                                  556,178          26,732,163
                                                                                             ----------------    ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                         (5,242,940)         (5,346,117)
   Class B                                                                                         (1,594,792)         (1,442,518)
                                                                                             ----------------    ----------------
        Total Distributions Declared to Shareholders                                               (6,837,732)         (6,788,635)
                                                                                             ----------------    ----------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                                    2,023,226           6,409,229
   Distributions reinvested                                                                         5,242,940           5,346,117
   Redemptions                                                                                    (22,195,980)        (44,554,811)
                                                                                             ----------------    ----------------
        Net Decrease                                                                              (14,929,814)        (32,799,465)
                                                                                             ----------------    ----------------
Class B:
   Subscriptions                                                                                      854,409           5,905,274
   Distributions reinvested                                                                         1,594,792           1,442,518
   Redemptions                                                                                     (4,861,872)         (8,832,921)
                                                                                             ----------------    ----------------
        Net Decrease                                                                               (2,412,671)         (1,485,129)
                                                                                             ----------------    ----------------
Net Decrease from Share Transactions                                                              (17,342,485)        (34,284,594)
                                                                                             ----------------    ----------------
Total Decrease in Net Assets                                                                      (23,624,039)        (14,341,066)
NET ASSETS:
Beginning of period                                                                               284,290,495         298,631,561
                                                                                             ----------------    ----------------
End of period (including undistributed net investment income of $2,609,756 and
   $6,460,071, respectively)                                                                 $    260,666,456    $    284,290,495
                                                                                             ================    ================
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                      139,558             466,825
   Issued for distributions reinvested                                                                361,832             388,526
   Redemptions                                                                                     (1,531,422)         (3,219,247)
                                                                                             ----------------    ----------------
        Net Decrease                                                                               (1,030,032)         (2,363,896)
                                                                                             ----------------    ----------------
Class B:
   Subscriptions                                                                                       59,111             428,294
   Issued for distributions reinvested                                                                110,366             105,063
   Redemptions                                                                                       (336,057)           (639,314)
                                                                                             ----------------    ----------------
        Net Decrease                                                                                 (166,580)           (105,957)
                                                                                             ----------------    ----------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Asset Allocation Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Asset Allocation Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks high total investment return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                           --------------
Distributions paid from:
   Ordinary income                         $    6,788,635
   Long-term capital gains                             --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                 $   27,636,708
   Unrealized depreciation                     (5,430,928)
                                           --------------
      Net unrealized appreciation          $   22,205,780
                                           ==============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                                CAPITAL LOSS
    EXPIRATION                              CARRYFORWARD
    ----------                              ------------
       2009                                $    1,858,404
       2010                                     6,768,456
       2011                                     1,003,235
                                           --------------
                                           $    9,630,095
                                           ==============

Of the capital loss carryforwards attributable to the Fund, $1,981,508 ($1,858,404 expiring 12/31/09 and $123,104 expiring 12/31/10) remain from the
Fund's merger with Galaxy VIP Asset Allocation Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                                0.45%
Next $500 million                               0.40%
Over $1.5 billion                               0.35%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.45%.

   SUB-ADVISORY FEE--Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.061%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $892 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $130,243,183 and $151,902,432, respectively, of which $30,709,029 and $29,765,515, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $3,324 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Asset Allocation Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                            SIX MONTHS                                                               PERIOD
                                              ENDED                     YEAR ENDED DECEMBER 31,                       ENDED
                                             JUNE 30,      ---------------------------------------------------     DECEMBER 31,
                                               2005           2004          2003          2002          2001         2000 (a)
                                           -----------     ---------     ---------     ---------     ---------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $     14.77     $   13.75     $   11.82     $   13.81     $   16.33     $      16.18
                                           -----------     ---------     ---------     ---------     ---------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                         0.15          0.29          0.28          0.33          0.35(c)          0.25
Net realized and unrealized gain (loss)
   on investments, foreign currency and
   futures contracts                             (0.12)         1.03          2.02         (1.93)        (1.85)(c)        (0.10)
                                           -----------     ---------     ---------     ---------     ---------     ------------
     Total from Investment Operations             0.03          1.32          2.30         (1.60)        (1.50)            0.15
                                           -----------     ---------     ---------     ---------     ---------     ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                       (0.35)        (0.30)        (0.37)        (0.39)        (0.45)              --
From net realized gains                             --            --            --            --         (0.57)              --
                                           -----------     ---------     ---------     ---------     ---------     ------------
     Total Distributions Declared to
       Shareholders                              (0.35)        (0.30)        (0.37)        (0.39)        (1.02)              --
                                           -----------     ---------     ---------     ---------     ---------     ------------
NET ASSET VALUE, END OF PERIOD             $     14.45     $   14.77     $   13.75     $   11.82     $   13.81     $      16.33
                                           ===========     =========     =========     =========     =========     ============
Total return (d)(e)(f)                            0.23%(g)      9.80%        20.29%       (11.94)%       (9.39)%           0.93%(g)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                      0.90%(i)      0.90%         0.90%         0.90%         0.90%            0.90%(i)
Net investment income (h)                         2.12%(i)      2.12%         2.27%         2.53%         2.49%(c)         2.57%(i)
Waiver/reimbursement                              0.12%(i)      0.12%         0.10%         0.05%         0.06%            0.04%(i)
Portfolio turnover rate                             49%(g)        60%          103%          118%           57%              39%
Net assets, end of period (000's)          $    64,283     $  68,167     $  64,902     $  51,540     $  47,754     $     14,985

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Federal Securities Fund, Variable Series / June 30, 2005

Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000. Since 1993 she has managed or co-managed other funds for Columbia Management Advisors, Inc. and its predecessors.

Amid a steady drumbeat of one-quarter percentage point rate hikes by the Federal Reserve (the "Fed"), yields on short-term government bonds rose in the first half of 2005. However, longer-term yields fell as expectations for economic growth declined and overseas governments continued their heavy buying of US Treasuries. In this environment, the fund outperformed its benchmark, the Citigroup Government/Mortgage Bond Index(1), and delivered results in line with those of its peer group, the Lipper General U.S. Government Funds Category(2). The portfolio's outperformance relative to its benchmark was driven by an overweight in mortgage-backed and asset-backed securities as well as its duration, which was somewhat longer than the index. However, we believe that the fund's duration was similar to that of its peer group, so duration was not a significant factor in performance relative to the Lipper General U.S. Government Funds Category.

EXPOSURE TO HIGHER-YIELDING SECTORS AIDED RESULTS

The fund maintained a relatively high weight in mortgage-backed securities, which accounted for 54% of net assets at the period's end. We favored these securities because they offer a yield advantage over Treasuries and because the environment remained favorable for mortgages. Interest rates on 10-year bonds, the key determinant of mortgage rates, remained relatively low, allowing the boom in US home ownership to continue through the first half of 2005. Because rates remained in a tight range for most of the period, mortgage investors experienced more predictable levels of prepayment, which primarily occurs when interest rates fall and homeowners prepay higher-rate loans to refinance at new, lower rates. Prepayments are generally undesirable for mortgage bond holders because they have to reinvest their proceeds at lower rates. In the relatively stable rate environment that prevailed during the period, demand for mortgage-backed securities remained high and the asset class performed well.

   The fund's exposure to asset-backed securities (5% of net assets) also helped performance relative to its benchmark. Asset-backed issues are bonds backed by consumer debt such as home equity loans and credit card receivables. These types of bonds, which offer higher yields than Treasuries, did well as the housing market and consumer spending exhibited ongoing strength.

THE FUND'S DURATION HELPED PERFORMANCE

   The fund's longer duration also contributed to performance. Duration is a measure, expressed in years, of interest-rate sensitivity. It is similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, duration is a more complex and also a more accurate measure of a fund's exposure to changing interest rates. We tend to use duration as a tactical tool to anticipate or respond to interest rate changes. We lengthen duration when we expect interest rates to fall and we lower duration when we expect interest rates to rise. If we are right, our decision can aid performance, as it did during this reporting period.

   In hindsight, we would also note that a barbelled positioning--holding both short- and long-term securities rather than intermediate-term securities--would have been a further aid to performance. However, the fund's cash flows were more focused on the securities in the middle range of maturities, where yield movement was smaller.

CORPORATE BONDS DETRACTED FROM RESULTS

   The fund had a relatively small position in investment-grade corporate bonds--3% of net assets. Performance in this sector suffered as the downgrade of General Motors' bonds from investment-grade to junk status rippled through the corporate marketplace.

LOOKING AHEAD

   We continue to search for relative value, primarily in the Treasury, agency and mortgage-backed sectors. Also, we are active duration managers, and we will continue to adjust duration according to our outlook on economic growth and inflation and expectations of changes in interest rates.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                          (CUMULATIVE)
                            6-MONTH     1-YEAR   5-YEAR  10-YEAR
----------------------------------------------------------------
Class B (06/01/00)             2.91       6.89     6.56     6.27
Citigroup Government/
   Mortgage Bond
   Index                       2.61       6.57     6.99     6.66

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)      12/31/04       06/30/05
----------------------------------------------------------
Class B                             11.01           10.69

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95(1) - 06/30/05

                                         CITIGROUP GOVERNMENT/
                     CLASS B SHARES       MORTGAGE BOND INDEX
  7/1/1995             $   10,000             $   10,000
 9/30/1995             $   10,206             $   10,181
12/31/1995             $   10,541             $   10,608
 3/31/1996             $   10,468             $   10,440
 6/30/1996             $   10,530             $   10,495
 9/30/1996             $   10,748             $   10,687
12/31/1996             $   11,036             $   10,999
 3/31/1997             $   11,025             $   10,952
 6/30/1997             $   11,406             $   11,335
 9/30/1997             $   11,743             $   11,697
12/31/1997             $   12,034             $   12,044
 3/31/1998             $   12,196             $   12,236
 6/30/1998             $   12,446             $   12,514
 9/30/1998             $   12,827             $   13,061
12/31/1998             $   12,852             $   13,098
 3/31/1999             $   12,915             $   13,040
 6/30/1999             $   12,851             $   12,944
 9/30/1999             $   12,977             $   13,052
12/31/1999             $   12,990             $   13,022
 3/31/2000             $   13,193             $   13,342
 6/30/2000             $   13,367             $   13,597
 9/30/2000             $   13,781             $   14,003
12/31/2000             $   14,330             $   14,629
 3/31/2001             $   14,702             $   15,014
 6/30/2001             $   14,745             $   15,058
 9/30/2001             $   15,469             $   15,797
12/31/2001             $   15,313             $   15,754
 3/31/2002             $   15,265             $   15,791
 6/30/2002             $   15,859             $   16,413
 9/30/2002             $   16,690             $   17,184
12/31/2002             $   16,779             $   17,361
 3/31/2003             $   16,936             $   17,538
 6/30/2003             $   17,277             $   17,826
 9/30/2003             $   17,184             $   17,796
12/31/2003             $   17,168             $   17,840
 3/31/2004             $   17,599             $   18,275
 6/30/2004             $   17,178             $   17,886
 9/30/2004             $   17,730             $   18,414
12/31/2004             $   17,843             $   18,576
 3/31/2005             $   17,779             $   18,518
 6/30/2005             $   18,362             $   19,060

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989

UNDERSTANDING YOUR EXPENSES
Liberty Federal Securities Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                         ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class B                1,000.00     1,000.00      1,029.11      1,020.48       4.38         4.36             0.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / June 30, 2005 (Unaudited)

                                                          PAR            VALUE
                                                     -------------   -------------
MORTGAGE-BACKED SECURITIES--53.8%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
Federal National Mortgage
  Association
  9.250% 03/25/18                                    $      75,356   $      81,560
                                                                     -------------
MORTGAGE-BACKED SECURITIES--53.8%
Federal Home Loan Mortgage Corp.
  5.500% 08/01/17 - 12/01/17                               161,431         165,743
  6.000% 04/01/32                                           40,698          41,800
  7.000% 01/01/16 - 01/01/26                               215,407         227,327
  7.500% 02/01/23 - 05/01/24                               156,788         168,299
  8.500% 05/01/06                                              351             358
  10.500% 02/01/19                                           6,563           7,632
  10.750% 11/01/09                                          19,129          20,461
  11.250% 10/01/09 - 07/01/13                                8,409           9,159
  12.000% 07/01/13 - 07/01/20                               88,816          98,248
  TBA,
  5.500% 07/14/35 (a)                                   27,300,000      27,675,375
Federal National Mortgage
  Association
  5.000% 02/01/18                                          127,200         128,725
  6.000% 08/01/22 - 04/01/35                            16,027,701      16,439,872
  6.500% 03/01/09 - 10/01/28                             1,792,094       1,861,275
  7.000% 07/01/11 - 03/01/29                               416,387         438,075
  7.500% 11/01/29                                          140,378         150,077
  8.000% 04/01/30                                            9,555          10,277
  8.500% 05/01/30                                          377,732         411,364
  9.000% 05/01/12 - 05/01/20                                13,632          14,577
  10.000% 03/01/16                                          39,060          42,268
  12.250% 09/01/12                                          25,022          28,206
  TBA,
  5.000% 07/19/20 (a)                                   20,465,000      20,653,298
  5.500% 07/19/20 (a)                                   18,349,000      18,830,661
  6.500% 07/14/35 (a)                                    9,500,000       9,829,536
Government National Mortgage
  Association
  3.750% 07/20/22 - 07/20/25 (b)                           111,197         112,927
  6.000% 03/15/29 - 06/15/29                             2,133,972       2,205,385
  6.500% 10/15/13 - 03/15/28                             1,263,395       1,322,756
  7.000% 09/15/29                                           59,951          63,525
  7.500% 10/15/27 - 09/15/29                                39,639          42,525
  8.000% 04/15/08 - 07/15/08                                55,017          57,665
  8.500% 04/15/30                                            4,577           4,989
  9.000% 06/15/16 - 01/15/20                                56,649          61,855
  9.500% 06/15/09 - 08/15/22                               529,382         579,364
  10.000% 11/15/09 - 11/15/19                               52,795          57,542
  11.500% 04/15/13 - 05/15/13                               51,670          57,817
                                                                     -------------
                                                                       101,818,963
                                                                     -------------
TOTAL MORTGAGE-BACKED SECURITIES
  (cost of $98,560,109)                                                101,900,523
                                                                     -------------

GOVERNMENT AGENCIES & OBLIGATIONS--47.1%
FOREIGN GOVERNMENT BONDS--0.3%
European Investment Bank
  4.625% 03/01/07                                           80,000          80,982
Export Development of Canada
  4.000% 08/01/07                                          100,000         100,081
Inter-American Development Bank
  8.875% 06/01/09                                    $     125,000   $     147,224
Province of British Columbia
  5.375% 10/29/08                                           50,000          52,370
Province of Manitoba
  4.250% 11/20/06                                          100,000         100,515
  5.500% 10/01/08                                           50,000          52,329
Province of New Brunswick
  3.500% 10/23/07                                           50,000          49,541
                                                                     -------------
                                                                           583,042
                                                                     -------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS--46.8%
AID-Israel
  5.500% 04/26/24                                        2,000,000       2,250,880
Federal Home Loan Mortgage Corp.
  5.875% 03/21/11                                          180,000         194,080
  6.250% 07/15/32                                          100,000         125,561
  6.750% 03/15/31                                          265,000         350,843
Federal National Mortgage
  Association
  5.500% 02/15/06                                          200,000         202,166
  6.000% 12/15/05                                          125,000         126,345
  7.125% 03/15/07                                          250,000         263,608
U.S. Treasury Bonds
  5.250% 11/15/28                                        2,200,000       2,512,726
  5.375% 02/15/31                                          235,000         277,300
  5.500% 08/15/28                                        3,610,000       4,251,197
  6.750% 08/15/26                                        5,820,000       7,796,297
  6.875% 08/15/25 (c)                                    4,112,000       5,535,139
  7.125% 02/15/23                                        3,333,000       4,504,236
  9.375% 02/15/06                                        5,525,000       5,746,215
U.S. Treasury Notes
  1.875% 12/31/05                                          100,000          99,246
  3.000% 11/15/07                                          100,000          98,547
  3.875% 02/15/13                                        3,262,000       3,265,950
  5.000% 02/15/11                                       14,910,000      15,841,294
  5.625% 05/15/08                                          400,000         421,094
  5.750% 11/15/05 - 08/15/10                            22,134,000      23,850,457
  6.000% 08/15/09                                        3,510,000       3,813,696
  7.000% 07/15/06                                        6,840,000       7,076,992
                                                                     -------------
                                                                        88,603,869
                                                                     -------------
TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
  (cost of $87,273,304)                                                 89,186,911
                                                                     -------------

ASSET-BACKED SECURITIES--5.4%
Chase Funding Mortgage Loan
  5.638% 11/25/31                                        2,000,000       2,026,720
  6.448% 09/25/30                                        2,300,000       2,329,233
  6.975% 02/25/32                                        2,081,647       2,163,580
Chase Manhattan Auto Owner Trust
  3.800% 05/15/08                                           99,995         100,025
Citibank Credit Card Issuance Trust
  4.950% 02/09/09                                          250,000         253,890
MBNA Credit Card Master
  Note Trust
  4.450% 08/15/16                                        1,000,000         988,070

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
Mid-State Trust
  7.340% 07/01/35                                    $     971,807   $   1,039,404
Residential Asset Mortgage
  Products, Inc.
  5.600% 12/25/33                                        1,313,000       1,330,778
                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
  (cost of $10,127,043)                                                 10,231,700
                                                                     -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--5.3%
COLLATERALIZED MORTGAGE OBLIGATIONS--0.9%
American Mortgage Trust
  8.445% 09/27/22                                            8,209           6,567
Citicorp Mortgage Securities Inc.
  10.000% 07/01/17                                          12,813          13,149
Comfed Savings Bank
  4.650% 01/01/18 (d)(e)                                    15,367              --
First Horizon Asset Securities, Inc.
  5.356% 11/25/33                                          898,373         861,882
Glendale Federal Bank
  9.125% 01/25/08                                            1,602           1,598
GSMPS Mortgage Loan Trust
  7.750% 09/19/27 (f)                                      762,052         815,656
Rural Housing Trust
  6.330% 04/01/26                                           43,012          42,849
                                                                     -------------
                                                                         1,741,701
                                                                     -------------
COMMERCIAL MORTGAGE-BACKED SECURITIES--4.4%
Asset Securitization Corp.
  6.750% 02/14/41                                        1,375,000       1,443,530
JP Morgan Commercial Mortgage
  Finance Corp.
  7.400% 07/15/31                                        2,000,000       2,178,840
LB Commercial Conduit
  Mortgage Trust
  6.210% 10/15/35                                        1,800,000       1,892,376
  6.590% 02/18/30                                        1,500,000       1,572,540
Nomura Asset Securities Corp.
  7.120% 04/13/36                                        1,000,000       1,019,010
Structured Asset Securities Corp.,
  Interest Only
  2.068% 02/25/28                                        1,476,563         132,655
                                                                     -------------
                                                                         8,238,951
                                                                     -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost of $9,276,274)                                                   9,980,652
                                                                     -------------

CORPORATE FIXED-INCOME BONDS & NOTES--2.6%
COMMUNICATIONS--0.2%
MEDIA--0.1%
Time Warner, Inc.
  6.875% 05/01/12                                          100,000         112,671
                                                                     -------------
TELECOMMUNICATION SERVICES--0.1%
Sprint Capital Corp.
  6.000% 01/15/07                                           50,000          51,333
  6.875% 11/15/28                                           50,000          57,434
Verizon/New England, Inc.
  6.500% 09/15/11                                          120,000         130,326
                                                                     -------------
                                                                           239,093
                                                                     -------------

CONSUMER CYCLICAL--0.2%
AUTO MANUFACTURERS--0.1%
Ford Motor Co.
  7.450% 07/16/31                                    $     205,000   $     170,150
                                                                     -------------
RETAIL--0.1%
Dayton Hudson Corp.
  6.650% 08/01/28                                          125,000         152,780
                                                                     -------------

CONSUMER NON-CYCLICAL--0.6%
COSMETICS/PERSONAL CARE--0.6%
Procter & Gamble Co.
  4.950% 08/15/14                                        1,000,000       1,039,980
                                                                     -------------
FOOD--0.0%
Kroger Co.
  6.200% 06/15/12                                           50,000          53,597
                                                                     -------------

FINANCIALS--1.4%
BANKS--0.3%
Bank of America Corp.
  4.875% 01/15/13 (g)                                      175,000         179,580
Sovereign Bank
  5.125% 03/15/13                                          100,000         102,246
US Bancorp
  3.125% 03/15/08                                          150,000         146,685
Wachovia Corp.
  7.450% 07/15/05                                          100,000         100,103
Wells Fargo Bank N.A
  6.450% 02/01/11                                           50,000          55,242
                                                                     -------------
                                                                           583,856
                                                                     -------------

DIVERSIFIED FINANCIAL SERVICES--1.1%
Boeing Capital Corp.
  5.750% 02/15/07                                          100,000         102,600
Citigroup, Inc.
  4.250% 07/29/09                                        1,000,000       1,005,830
  6.750% 12/01/05                                          100,000         101,302
Ford Motor Credit Co.
  7.600% 08/01/05                                          120,000         120,188
General Electric Capital Corp.
  6.750% 03/15/32                                          100,000         123,174
  6.800% 11/01/05                                          125,000         126,181
Goldman Sachs Group, Inc.
  4.125% 01/15/08                                           50,000          50,080
  5.250% 04/01/13                                           50,000          51,496
Household Finance Corp.
  4.625% 01/15/08                                           50,000          50,566
  6.375% 10/15/11                                           50,000          54,810
JPMorgan Chase & Co.
  7.875% 06/15/10                                          125,000         143,906
Private Export Funding Corp.
  5.340% 03/15/06                                          125,000         126,417
                                                                     -------------
                                                                         2,056,550
                                                                     -------------

INDUSTRIALS--0.1%
AEROSPACE & DEFENSE--0.0%
Raytheon Co.
  7.200% 08/15/27                                           50,000          62,332
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
HAND / MACHINE TOOLS--0.0%
Black & Decker Corp.
  7.125% 06/01/11                                    $      50,000   $      56,321
                                                                     -------------
TRANSPORTATION--0.1%
Norfolk Southern Corp.
  5.590% 05/17/25                                           36,000          37,416
  7.250% 02/15/31                                           39,000          49,891
Union Pacific Corp.
  6.625% 02/01/29                                           50,000          58,679
                                                                     -------------
                                                                           145,986
                                                                     -------------

UTILITIES--0.1%
ELECTRIC UTILITIES--0.1%
Hydro-Quebec
  8.500% 12/01/29                                           75,000         114,151
                                                                     -------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
  (cost of $4,561,545)                                                   4,787,467
                                                                     -------------

SHORT-TERM OBLIGATIONS--25.9%
U.S. GOVERNMENT AGENCY & OBLIGATION--2.6%
Federal Home Loan Bank
  3.010% 07/01/05 (h)                                    5,000,000       5,000,000
                                                                     -------------
REPURCHASE AGREEMENT--23.3%
Repurchase agreement with State
  Street Bank & Trust Co.,
  dated 06/30/05, due 07/01/05
  at 3.100%, collateralized by a
  U.S. Government Obligation
  maturing 11/15/11, market value
  of $44,964,725 (repurchase
  proceeds $44,085,796)                                 44,082,000      44,082,000
                                                                     -------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $49,082,000)                                                 49,082,000
                                                                     -------------
TOTAL INVESTMENTS--140.1%
  (cost of $258,880,275) (i)                                           265,169,253
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--(40.1)%                               (75,865,873)
                                                                     -------------
NET ASSETS--100.0%                                                   $ 189,303,380
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Security purchased on a delayed delivery basis.
(b) The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2005.
(c) A portion of this security with a market value of $121,148 pledged as collateral for open futures contracts.
(d) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(e)  Security has no value.
(f) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of this security represents 0.4% of net assets.
(g)  Investments in affiliates during the six months ended June 30, 2005:

     Security name:             Bank of America Corp.
     Par as of 12/31/04:        $ 175,000
     Par as of 06/30/05:        $ 175,000
     Interest income earned:    $   4,266
     Value at end of period:    $ 179,580

(h)  The rate shown represents the annualized yield at the date of purchase.
(i)  Cost of federal income tax purposes is $261,661,184.

At June 30, 2005, the Fund held the following open short futures contracts:

                   NUMBER OF                      AGGREGATE     EXPIRATION     UNREALIZED
TYPE               CONTRACTS        VALUE        FACE VALUE        DATE       DEPRECIATION
----               ---------    ------------    ------------    ----------    ------------
10-Year U.S.
  Treasury
  Notes               28        $  3,177,125    $  3,172,596      Sep-05       $   (4,529)
5-Year U.S.
  Treasury
  Notes               46           5,008,969       5,004,403      Sep-05           (4,566)
                                                                               ----------
                                                                               $   (9,095)
                                                                               ==========

At June 30, 2005, the asset allocation of the Fund was as follows:

ASSET ALLOCATION                           % OF NET ASSETS
----------------                           ---------------
Mortgage-Backed Securities                       53.8%
Government Agencies & Obligations                47.1
Asset-Backed Securities                           5.4
Collateralized Mortgage Obligations               5.3
Corporate Fixed-Income Bonds & Notes              2.6
Short-Term Obligations                           25.9
Other Assets & Liabilities, Net                 (40.1)
                                                -----
                                                100.0%
                                                =====

   ACRONYM        NAME
   -------        ----
     TBA     To Be Announced

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Unaffiliated investments, at cost (including repurchase agreement)       $  258,706,255
Affiliated investments, at cost                                                 174,020
                                                                         --------------
Unaffiliated investments, at value                                       $  220,907,673
Affiliated investments, at value                                                179,580
Repurchase agreement, at value                                               44,082,000
Cash                                                                                698
Receivable for:
  Fund shares sold                                                                5,766
  Interest                                                                    2,296,923
  Dollar roll fee income                                                        102,623
Deferred Trustees' compensation plan                                              9,561
Other assets                                                                        123
                                                                         --------------
  TOTAL ASSETS                                                              267,584,947
                                                                         --------------
LIABILITIES:
Payable for:
  Investments purchased on a delayed delivery basis                          77,147,299
  Fund shares repurchased                                                       903,065
  Futures variation margin                                                       12,875
  Investment advisory fee                                                        58,992
  Administration fee                                                             23,245
  Transfer agent fee                                                                595
  Pricing and bookkeeping fees                                                   11,667
  Trustees' fees                                                                  1,033
  Audit fee                                                                      17,678
  Custody fee                                                                     1,443
  Reports to shareholders                                                        21,729
  Distribution fee--Class B                                                      20,612
Deferred dollar roll fee income                                                  43,779
Deferred Trustees' fees                                                           9,561
Other liabilities                                                                 7,994
                                                                         --------------
  TOTAL LIABILITIES                                                          78,281,567
                                                                         --------------
NET ASSETS                                                               $  189,303,380
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $  183,027,464
Undistributed net investment income                                             742,124
Accumulated net realized loss                                                  (746,091)
Net unrealized appreciation (depreciation) on:
  Investments                                                                 6,288,978
  Futures contracts                                                              (9,095)
                                                                         --------------
NET ASSETS                                                               $  189,303,380
                                                                         ==============
CLASS A:
Net assets                                                               $   91,912,119
Shares outstanding                                                            8,550,392
                                                                         ==============
Net asset value per share                                                $        10.75
                                                                         ==============
CLASS B:
Net assets                                                               $   97,391,261
Shares outstanding                                                            9,114,119
                                                                         ==============
Net asset value per share                                                $        10.69
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Federal Securities Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest                                                                 $    3,930,536
Interest from affiliates                                                          4,266
Dollar roll fee income                                                          875,741
                                                                         --------------
  Total Investment Income                                                     4,810,543
                                                                         --------------
EXPENSES:
Investment advisory fee                                                         361,406
Administration fee                                                              145,327
Distribution Fee--Class B                                                       123,335
Transfer agent fee                                                                3,720
Pricing and bookkeeping fees                                                     40,304
Trustees' fees                                                                    5,063
Custody fee                                                                      12,061
Non-recurring costs (See Note 6)                                                  2,398
Other expenses                                                                   31,356
                                                                         --------------
  Total Expenses                                                                724,970
Non-recurring costs assumed by Investment Advisor (See Note 6)                   (2,398)
Custody earnings credit                                                            (114)
                                                                         --------------
  Net Expenses                                                                  722,458
                                                                         --------------
Net Investment Income                                                         4,088,085
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
Net realized loss on:
  Investments                                                                  (377,981)
  Futures contracts                                                             (61,294)
                                                                         --------------
    Net realized loss                                                          (439,275)
                                                                         --------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                 1,825,744
  Futures contracts                                                              22,522
                                                                         --------------
    Net change in unrealized appreciation (depreciation)                      1,848,266
                                                                         --------------
Net Gain                                                                      1,408,991
                                                                         --------------
Net Increase in Net Assets from Operations                               $    5,497,076
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series

                                                                           (UNAUDITED)
                                                                           SIX MONTHS
                                                                              ENDED         YEAR ENDED
                                                                             JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                             2005            2004
----------------------------------                                       --------------   --------------
OPERATIONS:
Net investment income                                                    $    4,088,085   $    8,908,957
Net realized gain (loss) on investments and futures contracts                  (439,275)         724,043
Net change in unrealized appreciation (depreciation) on investments
  and futures contracts                                                       1,848,266       (1,264,070)
                                                                         --------------   --------------
    Net Increase from Operations                                              5,497,076        8,368,930
                                                                         --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                    (5,277,502)      (5,771,420)
  Class B                                                                    (5,272,479)      (5,005,764)
From net realized gains:
  Class A                                                                      (307,149)        (132,353)
  Class B                                                                      (321,217)        (120,609)
                                                                         --------------   --------------
    Total Distributions Declared to Shareholders                            (11,178,347)     (11,030,146)
                                                                         --------------   --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                 846,712        2,768,806
  Distributions reinvested                                                    5,584,651        5,903,773
  Redemptions                                                               (11,634,101)     (29,571,005)
                                                                         --------------   --------------
    Net Decrease                                                             (5,202,738)     (20,898,426)
                                                                         --------------   --------------
Class B:
  Subscriptions                                                                 648,870        7,772,366
  Distributions reinvested                                                    5,593,696        5,126,373
  Redemptions                                                                (9,139,989)     (18,263,037)
                                                                         --------------   --------------
    Net Decrease                                                             (2,897,423)      (5,364,298)
                                                                         --------------   --------------
Net Decrease from Share Transactions                                         (8,100,161)     (26,262,724)
                                                                         --------------   --------------
Total Decrease in Net Assets                                                (13,781,432)     (28,923,940)
NET ASSETS:
Beginning of period                                                         203,084,812      232,008,752
                                                                         --------------   --------------
End of period (including undistributed net investment income of
  $742,124 and $7,204,020, respectively)                                 $  189,303,380   $  203,084,812
                                                                         ==============   ==============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                  78,464          251,312
  Issued for distributions reinvested                                           538,020          540,143
  Redemptions                                                                (1,077,865)      (2,709,740)
                                                                         --------------   --------------
    Net Decrease                                                               (461,381)      (1,918,285)
                                                                         --------------   --------------
Class B:
  Subscriptions                                                                  61,436          712,115
  Issued for distributions reinvested                                           542,025          471,174
  Redemptions                                                                  (853,415)      (1,674,997)
                                                                         --------------   --------------
    Net Decrease                                                               (249,954)        (491,708)
                                                                         --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION:--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                      DECEMBER 31,
                                          2004
                                      ------------
Distributions paid from:
  Ordinary income                     $ 11,030,146
  Long-term capital gains                       --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

  Unrealized appreciation             $  5,851,381
  Unrealized depreciation               (2,343,312)
                                      ------------
    Net unrealized appreciation       $  3,508,069
                                      ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
First $500 million                        0.38%
$500 million to $1 billion                0.33%
$1 billion to $1.5 billion                0.30%
$1.5 billion to $3 billion                0.27%
$3 billion to $6 billion                  0.26%
Over $6 billion                           0.25%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.37%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.041%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $850 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $91,375,915 and $100,331,573, respectively, of which $75,589,370 and $78,037,837, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $2,398 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series--Class B

Selected data for a share outstanding throughout each period is as follows:

                                      (UNAUDITED)
                                       SIX MONTHS                                                                   PERIOD
                                         ENDED                        YEAR ENDED DECEMBER 31,                       ENDED
                                        JUNE 30,      -------------------------------------------------------    DECEMBER 31,
                                          2005           2004           2003           2002           2001          2000 (a)
                                      -----------     ----------     ----------     ----------     ----------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $    11.01     $    11.12     $    11.30     $    10.78     $    10.72     $     9.87
                                       ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (b)                    0.22           0.44           0.45           0.44           0.54(c)        0.38
Net realized and unrealized
  gain (loss) on investments
  and futures contracts                      0.08          (0.01)         (0.19)          0.55           0.17(c)        0.47
                                       ----------     ----------     ----------     ----------     ----------     ----------
    Total from Investment
      Operations                             0.30           0.43           0.26           0.99           0.71           0.85
                                       ----------     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                  (0.58)         (0.53)         (0.44)         (0.47)         (0.65)            --
From net realized gains                     (0.04)         (0.01)            --             --             --             --
                                       ----------     ----------     ----------     ----------     ----------     ----------
    Total Distributions Declared
      to Shareholders                       (0.62)         (0.54)         (0.44)         (0.47)         (0.65)            --
                                       ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD         $    10.69     $    11.01     $    11.12     $    11.30     $    10.78     $    10.72
                                       ==========     ==========     ==========     ==========     ==========     ==========
Total return (d)(e)                          2.91%(f)       3.92%(g)       2.32%(g)       9.59%(g)       6.86%(g)       8.61%(f)
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (h)                                 0.87%(i)       0.90%          0.90%          0.90%          0.91%          0.87%(i)
Net investment income (h)                    4.09%(i)       4.02%          3.99%          4.03%          5.02%(c)       6.25%(i)
Waiver/reimbursement                           --             --%(j)       0.01%          0.01%          0.04%            --
Portfolio turnover rate                        70%(f)         14%            47%            69%            36%            43%
Net assets, end of period (000's)      $   97,391     $  103,141     $  109,616     $  102,671     $   49,987     $    7,663

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Money Market Fund, Variable Series / June 30, 2005

Liberty Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Karen M. Arneil, CFA, has been the fund's portfolio manager since 2002. She has managed other funds for Columbia Management Advisors, Inc. and its predecessors since 1996.

The fund outperformed its peer group, the Lipper Variable Annuity Money Market Category(1) average during the first six months of 2005. A concentration of investments in floating-rate notes produced incremental yield gains as short-term interest rates moved higher.

   The Federal Reserve (the "Fed") continued to make upward adjustments in the federal funds rate--an overnight lending rate for banks that tends to influence other short-term interest rates. When the Fed shifted its policy last summer, choosing to raise short-term interest rates to help control growth and dampen inflation, the federal funds rate stood at a historical low of 1.00%. After nine consecutive quarter-point rate hikes--four of which took place in the last six months--the federal funds rate stood at 3.25% at the end of this reporting period.

   Throughout this period, the fund has responded by maintaining a commitment to floating-rate notes, which adjust their coupons higher as short-term rates increase. Most of the fund's floating-rate notes are benchmarked to the one-month or three-month LIBOR--the London Interbank Overnight Rate. We also took a small position in securities that float with the prime rate--the rate charged by a bank to its best commercial customers--which tends to move in tandem with the federal funds rate.

   From a statistical point of view, our commitment to floaters means that the fund's weighted average maturity has been on the short side relative to its peer group. While we expect to maintain this strategy, we believe that successful fund management in a rising-rate environment demands an attention to relative pricing among different money-market instruments. There have been occasions when the market's anticipation of future rate hikes has created value in securities with longer dated maturities, and we are constantly on the lookout for such opportunities.

   More generally, we will continue to monitor the Fed and look for signs of policy changes. Current signals suggest that controlled rate hikes will continue as long as economic growth warrants them. We do not anticipate a shift in this stance during the second half of 2005.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance in no guarantee of future results. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Liberty Money Market Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                         (CUMULATIVE)
                           6-MONTH     1-YEAR   5-YEAR  10-YEAR
---------------------------------------------------------------
The Fund (01/01/89)           1.12       1.73     2.13     3.63
Lipper Money Market
  Category average            1.07       1.64     2.14     3.65

Inception date of the fund is in parentheses.

NET ASSET VALUE PER SHARE ($)      12/31/04          06/30/05
-------------------------------------------------------------
The Fund                             1.00              1.00

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Liberty Money Market Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                         ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
The Fund               1,000.00     1,000.00      1,011.21      1,021.97       2.84        2.86              0.57

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Money Market Fund, Variable Series / June 30, 2005 (Unaudited)

                                                          PAR          VALUE (a)
                                                     -------------   -------------
CORPORATE BONDS--49.8%
All Seasons Funding LLC
   LOC: Federal Home Loan Bank
   3.340% 08/15/30 (b)                               $   3,570,000   $   3,570,000
American Express Credit Corp.
   3.310% 07/20/06 (b)(c)                                3,000,000       3,000,000
   3.420% 07/05/06 (b)                                   5,000,000       5,000,000
American Healthcare
   Funding Corp.
   LOC: Lasalle Bank
   3.330% 05/01/27 (b)                                   2,180,000       2,180,000
Autumn House at
   Powder Mill, Inc.
   LOC: SunTrust Bank
   3.300% 02/01/28 (b)(c)                                1,790,000       1,790,000
Bennett Realty LLC
   LOC: Fifth Third Bank
   3.340% 04/01/23 (b)                                   1,905,000       1,905,000
Beta Finance, Inc.
   3.315% 06/13/06 (c)                                   5,000,000       4,999,701
Destiny Manufacturing, Inc.
   LOC: Fifth Third Bank
   3.340% 09/01/13 (b)                                   2,815,000       2,815,000
Dick Masheter Ford, Inc.
   LOC: National City Bank
   3.390% 07/01/23 (b)                                   3,830,000       3,830,000
Driftwood Landing Corp.
   LOC: National City Bank
   3.390% 01/15/22 (b)                                   1,000,000       1,000,000
Engine Parts Warehouse, Inc.
   LOC: Fifth Third Bank
   3.340% 11/01/21 (b)                                   3,570,000       3,570,000
Falls Village Realty LLC
   LOC: Fifth Third Bank
   3.340% 12/01/29 (b)                                   1,000,000       1,000,000
General Electric Capital Corp.
   3.340% 07/17/06 (b)                                   5,000,000       5,000,000
Gold Key Processing Ltd.
   LOC: Fifth Third Bank
   3.340% 07/01/24 (b)                                   1,150,000       1,150,000
HBOS Treasury Services PLC
   3.376% 07/29/05 (b)(c)                                3,000,000       3,000,207
Iowa 80 Group, Inc.
   LOC: Wells Fargo Bank
   3.400% 06/01/16 (b)                                   6,020,000       6,020,000
JTJ Group LLC
   LOC: Fifth Third Bank
   3.340% 12/01/33 (b)                                   2,635,000       2,635,000
Keating Muething & Klekamp
   LOC: Fifth Third Bank
   3.340% 11/01/24 (b)                                   1,000,000       1,000,000
LAL Holding Co.
   LOC: Fifth Third Bank
   3.340% 08/01/19 (b)                                     985,000         985,000
Morgan Stanley & Co., Inc.
   3.354% 07/27/06 (b)                                   4,000,000       4,000,000
Morton Family Trust
   LOC: Comerica Bank
   3.380% 02/01/32 (b)                               $   4,000,000   $   4,000,000
Precision Packaging LLC
   LOC: SunTrust Bank
   3.300% 01/01/12 (b)                                   3,350,000       3,350,000
Pretasky Roach Property, Inc.
   LOC: Wachovia Bank, NA
   3.410% 01/01/19 (b)                                   1,910,000       1,910,000
Red Lion Evangelical
   Association, Inc.
   LOC: Wachovia Bank, NA
   3.390% 06/01/26 (b)                                   2,360,000       2,360,000
Sanders CRS Exchange LLC
   LOC: Wells Fargo Bank NA
   3.700% 10/01/23 (b)                                   1,255,000       1,255,000
Seventh Avenue Associates
   LOC: National City Bank
   3.390% 01/01/27 (b)                                   5,000,000       5,000,000
South Elgin Leasing, Inc.
   LOC: National City Bank
   3.420% 07/01/33 (b)                                   1,900,000       1,900,000
Tango Finance Corp.
   3.131% 01/17/06 (b)(c)                                5,000,000       5,000,348
U.S. Bank NA
   3.230% 02/17/06 (b)                                   3,000,000       2,999,985
WAWW Partnership
   LOC: Fifth Third Bank
   3.340% 01/01/22 (b)                                   3,165,000       3,165,000
Wells Fargo & Co.
   3.190% 07/14/06 (b)(c)                                5,000,000       5,000,000
Westgate Investment Fund
   LOC: Wells Fargo Bank NA
   3.370% 02/01/12 (b)                                   2,260,000       2,260,000
White Pine Finance LLC
   3.145% 04/20/06 (b)(c)                                3,000,000       2,999,719
   3.315% 09/07/05 (b)(c)                                5,000,000       4,999,630
Whistlejacket Capital Ltd.
   3.070% 05/15/06 (b)(c)                                1,000,000         999,913
                                                                     -------------
TOTAL CORPORATE BONDS
   (cost of $105,649,503)                                              105,649,503
                                                                     -------------

COMMERCIAL PAPER--31.8%
Amstel Funding Corp.
   3.180% 08/22/05 (d)                                   2,000,000       1,990,813
   3.250% 10/18/05 (d)                                   2,000,000       1,980,319
Atlantis One Funding Corp.
   3.200% 09/19/05 (d)                                   2,000,000       1,985,778
   3.230% 10/17/05 (d)                                   5,000,000       4,951,550
Bavaria Universal Funding
   3.060% 07/01/05 (d)                                   4,000,000       4,000,000
Beta Finance, Inc.
   3.280% 10/17/05 (c)                                   3,000,000       2,970,480
Charta Corp.
   3.310% 07/11/05 (d)                                   1,000,000         999,081

                 See Accompanying Notes to Financial Statements.

                                                          PAR          VALUE (a)
                                                     -------------   -------------
Concord Minutemen Capital Co.
   3.300% 10/18/05 (c)                               $   2,000,000   $   1,980,017
   3.330% 10/20/05 (c)                                   5,000,000       4,948,662
Dexia Delaware
   3.150% 08/24/05                                       1,300,000       1,293,857
   3.280% 09/19/05                                       1,500,000       1,489,067
Eiffel Funding LLC
   3.130% 08/01/05 (d)                                   2,000,000       1,994,609
Fairway Finance Corp.
   3.065% 08/23/05 (d)                                   4,000,000       3,981,950
   3.400% 09/22/05 (d)                                     500,000         496,081
Giro Balanced Funding Corp.
   3.200% 09/23/05 (d)                                   2,049,000       2,033,701
Grampian Funding LLC
   3.050% 08/23/05 (d)                                   1,970,000       1,961,154
   3.130% 09/09/05 (d)                                   2,000,000       1,987,828
Ivory Funding Corp.
   3.290% 09/12/05 (d)                                   3,000,000       2,979,986
Newcastle Certificates
   3.500% 07/01/05 (d)                                   5,911,000       5,911,000
Scaldis Capital LLC
   3.200% 09/12/05 (d)                                     365,000         362,631
   3.220% 09/27/05 (d)                                     706,000         700,443
   3.300% 10/17/05 (d)                                   2,500,000       2,475,250
Sigma Finance Inc.
   2.750% 07/01/05 (d)                                   2,000,000       2,000,000
Stanfield Victoria Funding
   3.100% 07/11/05 (c)                                   7,000,000       6,993,972
Surrey Funding Corp.
   3.330% 09/16/05 (d)                                   3,000,000       2,978,632
Sydney Capital Corp.
   3.160% 08/10/05 (d)                                   2,000,000       1,992,978
                                                                     -------------
TOTAL COMMERCIAL PAPER
   (cost of $67,439,839)                                                67,439,839
                                                                     -------------

CERTIFICATES OF DEPOSIT--7.6%
Barclays Bank PLC
   3.213% 06/21/06 (b)                                   2,000,000       1,999,758
Canadian Imperial
   Bank of Commerce
   3.280% 03/15/08 (b)                                   7,000,000       7,000,000
CS First Boston
   3.500% 12/29/05 (b)                                   2,000,000       2,000,410
Unicredito Italiano S.p.A.
   3.110% 07/27/05 (b)                                   5,000,000       4,999,761
                                                                     -------------
TOTAL CERTIFICATES OF DEPOSIT
   (cost of $15,999,929)                                                15,999,929
                                                                     -------------

U.S. GOVERNMENT AGENCIES--5.6%
Federal Home Loan Mortgage Corp.
   3.083% 10/07/05 (b)                                  10,000,000      10,000,000
   3.184% 11/07/05 (b)                                   2,000,000       2,000,000
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $12,000,000)                                                12,000,000
                                                                     -------------

MUNICIPAL BONDS--5.2%
CO Denver City & County
   Airport Revenue
   LOC: Societe Generale,
   3.330% 11/15/05 (b)                               $   1,700,000   $   1,700,000
MD Baltimore
   Baltimore Parking Facilities,
   Series 2002,
   Insured: FGIC
   SPA: Dexia Credit Local,
   3.280% 07/01/32 (b)                                   7,400,000       7,400,000
NC Wake Forest University
   LOC: Wachovia Bank, NA
   3.340% 07/01/17 (b)                                   1,000,000       1,000,000
TX San Antonio Education
   Facilities Corp. St. Anthony
   Catholic High School
   LOC: JPMorgan Chase Bank
   3.370% 12/01/23 (b)                                     945,000         945,000
                                                                     -------------
TOTAL MUNICIPAL BONDS
   (cost of $11,045,000)                                                11,045,000
                                                                     -------------
TOTAL INVESTMENTS--100.0%
   (cost of $212,134,271) (e)                                          212,134,271
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--0.0%                                     (102,748)
                                                                     -------------
NET ASSETS--100.0%                                                   $ 212,031,523
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  See Note 2.
(b) The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2005.
(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $48,682,649 which represents 23.0% of net assets.
(d) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2005, the value of these securities amounted to $47,763,784, which represents 22.5% of net assets.
(e)  Cost for federal income tax purposes is $212,134,271.

       ACRONYM                 NAME
       -------                 ----
        FGIC     Financial Guaranty Insurance Co.
        LOC      Letter of Credit
        SPA      Stand-by Purchase Agreement

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Money Market Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at amortized cost approximating value                       $  212,134,271
Cash                                                                                890
Receivable for:
  Fund shares sold                                                              294,132
  Interest                                                                      443,860
Deferred Trustees' compensation plan                                             10,640
                                                                         --------------
    TOTAL ASSETS                                                            212,883,793
                                                                         --------------
LIABILITIES:
Payable for:
  Fund shares repurchased                                                       735,735
  Distributions                                                                      71
  Investment advisory fee                                                        57,970
  Administration fee                                                             25,755
  Transfer agent fee                                                                595
  Pricing and bookkeeping fees                                                    4,678
  Trustees' fees                                                                    511
  Audit fee                                                                      13,664
  Custody fee                                                                       629
Deferred Trustees' fees                                                          10,640
Other liabilities                                                                 2,022
                                                                         --------------
    TOTAL LIABILITIES                                                           852,270
                                                                         --------------
NET ASSETS                                                               $  212,031,523
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $  212,035,721
Overdistributed net investment income                                            (3,874)
Accumulated net realized loss                                                      (324)
                                                                         --------------
NET ASSETS                                                               $  212,031,523
                                                                         ==============
CLASS A:
Net assets                                                               $  212,031,523
Shares outstanding                                                          212,079,135
                                                                         ==============
Net asset value per share                                                $         1.00
                                                                         ==============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest                                                                 $    3,029,364
                                                                         --------------
EXPENSES:
Investment advisory fee                                                         374,035
Administration fee                                                              160,301
Transfer agent fee                                                                3,720
Pricing and bookkeeping fees                                                     30,847
Trustees' fees                                                                    4,696
Custody fee                                                                       5,673
Other expenses                                                                   33,888
                                                                         --------------
  Total Expenses                                                                613,160
Custody earnings credit                                                          (1,006)
                                                                         --------------
  Net Expenses                                                                  612,154
                                                                         --------------
Net Investment Income                                                         2,417,210
                                                                         --------------
Net Increase in Net Assets from Operations                               $    2,417,210
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Money Market Fund, Variable Series

                                                                           (UNAUDITED)
                                                                           SIX MONTHS         YEAR
                                                                             ENDED            ENDED
                                                                            JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                            2005             2004
----------------------------------                                       --------------   --------------
OPERATIONS:
Net investment income                                                    $    2,417,210   $    1,867,049
Net realized loss on investments                                                     --             (260)
                                                                         --------------   --------------
        Net Increase from Operations                                          2,417,210        1,866,789
                                                                         --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                   (2,417,210)      (1,879,668)
                                                                         --------------   --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                              69,329,656      128,632,436
  Distributions reinvested                                                    2,417,139        1,879,668
  Redemptions                                                               (69,135,101)    (120,972,145)
                                                                         --------------   --------------
        Net Increase from Share Transactions                                  2,611,694        9,539,959
                                                                         --------------   --------------
Total Increase in Net Assets                                                  2,611,694        9,527,080
NET ASSETS:
Beginning of period                                                         209,419,829      199,892,749
                                                                         --------------   --------------
End of period (including overdistributed net investment income
  of $(3,874) and $(3,874), respectively)                                $  212,031,523   $  209,419,829
                                                                         ==============   ==============
CHANGES IN SHARES:
  Subscriptions                                                              69,329,656      128,632,436
  Issued for distributions reinvested                                         2,417,139        1,879,668
  Redemptions                                                               (69,135,101)    (120,972,145)
                                                                         --------------   --------------
        Net Increase                                                          2,611,694        9,539,959
                                                                         --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Money Market Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                      DECEMBER 31,
                                          2004
                                      ------------
Distributions paid from:
  Ordinary income                     $  1,879,668
  Long-term capital gains                       --

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
First $500 million                       0.35%
$500 million to $1 billion               0.30%
Over $1 billion                          0.25%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.35%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.029%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 0.65% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $853 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

FINANCIAL HIGHLIGHTS
Liberty Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED                                YEAR ENDED DECEMBER 31,
                                       JUNE 30,       ----------------------------------------------------------------------
                                         2005            2004           2003           2002           2001           2000
                                      -----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE,
   BEGINNING OF PERIOD                $     1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                      -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (a)                   0.011          0.009          0.007          0.012          0.036          0.059
                                      -----------     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                 (0.011)        (0.009)        (0.007)        (0.012)        (0.036)        (0.059)
                                      -----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD        $     1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                      ===========     ==========     ==========     ==========     ==========     ==========
Total return (b)(c)                          1.12%(d)       0.88%          0.69%(e)       1.23%          3.64%          6.05%
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                 0.57%(g)       0.57%          0.54%          0.65%          0.56%          0.56%
Net investment income (f)                    2.26%(g)       0.87%          0.69%          1.25%          3.45%          5.90%
Waiver/reimbursement                           --             --           0.04%            --             --             --
Net assets, end of period (000's)     $   212,032     $  209,420     $  199,893     $  258,903     $  266,985     $  212,317

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d)  Not annualized.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Small Company Growth Fund, Variable Series / June 30, 2005

Liberty Small Company Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, head of the small-cap growth team at Columbia Management Advisors, Inc. has managed the fund since November 2003.

For the six months ended June 30, 2005, the fund posted a modest decline in a market that was challenging for small-cap growth stocks in general. The fund's return fell slightly behind its benchmark, the Russell 2000 Growth Index(1). Small-cap growth stocks fell from investor favor in the first quarter of 2005, as the broad market sank and investors turned cautious. In the second quarter, investors became less risk averse and smaller stocks made up some of the ground lost earlier. Our focus remained on higher quality small-cap companies with healthy balance sheets, attractive business models and strong management teams.

GOOD STOCK SELECTION IN WEAK TECHNOLOGY AND FINANCIALS SECTORS

Although technology stocks declined sharply during the period, the fund benefited from strong stock picking that minimized losses. Standouts included Itron (0.5% of net assets), Retek (no longer in the portfolio) and IXYS (1.2% of net assets). Itron, which makes gas and electric meters that can be read wirelessly, benefited as utilities companies increased spending. Retek, a software company, was bought out at a nice premium by Oracle after it won a bidding war with SAP. IXYS is a power semiconductor company that increased its earnings by expanding into higher growth areas. The fund also had its share of tech disappointments. Foundry Networks and SeaChange International (0.6% and 0.3% of net assets, respectively) both suffered steep declines after falling short of investors' expectations. Foundry is a networking company, while SeaChange International makes streamers for video-on-demand.

   The fund's returns from financial stocks were flat, but they were better than the sector returns in the Russell index. We trimmed weaker-performing banks and kept better-performing specialty insurance companies. The fund also benefited from its stake in Greenhill & Company (1.1% of net assets), an investment banking firm whose stock rallied as demand picked up for merger and acquisition advisory services.

MUTED GAINS FROM ENERGY STOCKS

As commodity prices rose, energy stocks produced the period's biggest gains. While the fund's energy returns were positive, its focus on developing exploration and production companies with unproven reserves dampened gains. Investors preferred companies with proven reserves, whose values rose with higher energy prices. Strong performers elsewhere included Cuno, a water purification company that 3M plans to buy, and Jarden, a consumer products company with a reputation for successful acquisitions (1.0% and 1.0% of net assets, respectively).

DISAPPOINTMENTS IN HEALTH CARE

Health care investments detracted from performance. The fund focused on medical products companies, which posted sharp declines as risk-averse investors gravitated toward services stocks. The biggest disappointment was QLT (0.6% of net assets), which suffered from competitive pressures and insurance reimbursement issues. QLT's key products treat macular degeneration and prostate cancer. Service investments helped offset some of the fund's product-related losses. Advisory Board (1.0% of net assets), which does best-practices consulting for the health care industry, did especially well.

REASONABLY OPTIMISTIC OUTLOOK

Going forward, we believe small-cap stocks stand to benefit from a pick-up in merger and acquisition activity as well as a stronger US dollar. Within small cap, valuations on growth stocks appear more attractive than value. Growth stocks could also be the beneficiaries if the Federal Reserve (the "Fed") ends its interest rate hikes. Historically, growth stocks have tended to perform well when investors see an end to the Fed's policy of tightening monetary supply. While we recognize that the gap between small- and large-cap stock valuations has narrowed, we believe small-cap stocks continue to offer superior earnings growth prospects that will attract investors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

PERFORMANCE INFORMATION
Liberty Small Company Growth Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                          (CUMULATIVE)
                            6-MONTHS    1-YEAR   5-YEAR  10-YEAR
----------------------------------------------------------------
Class B (06/01/00)               -3.55    2.02    -3.19     6.61
Russell 2000 Growth
   Index                         -3.58    4.29    -4.51     5.16

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)      12/31/04       06/30/05
----------------------------------------------------------
Class B                              10.98          10.59

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95(1) - 06/30/05

                                       RUSSELL 2000
                  CLASS B SHARES       GROWTH INDEX
  7/1/1995          $   10,000          $   10,000
 9/30/1995          $   11,128          $   11,137
12/31/1995          $   11,400          $   11,302
 3/31/1996          $   12,376          $   11,951
 6/30/1996          $   13,291          $   12,648
 9/30/1996          $   14,164          $   12,541
12/31/1996          $   14,472          $   12,574
 3/31/1997          $   13,418          $   11,255
 6/30/1997          $   15,507          $   13,230
 9/30/1997          $   16,894          $   15,468
12/31/1997          $   15,603          $   14,200
 3/31/1998          $   16,864          $   15,887
 6/30/1998          $   14,628          $   14,975
 9/30/1998          $   11,540          $   11,627
12/31/1998          $   12,904          $   14,375
 3/31/1999          $   11,909          $   14,134
 6/30/1999          $   13,681          $   16,218
 9/30/1999          $   14,108          $   15,420
12/31/1999          $   19,100          $   20,569
 3/31/2000          $   23,715          $   22,478
 6/30/2000          $   22,314          $   20,821
 9/30/2000          $   23,099          $   19,995
12/31/2000          $   18,050          $   15,956
 3/31/2001          $   14,922          $   13,530
 6/30/2001          $   17,842          $   15,962
 9/30/2001          $   13,310          $   11,480
12/31/2001          $   16,176          $   14,484
 3/31/2002          $   16,229          $   14,200
 6/30/2002          $   14,259          $   11,971
 9/30/2002          $   11,589          $    9,395
12/31/2002          $   12,216          $   10,100
 3/31/2003          $   11,679          $    9,708
 6/30/2003          $   14,330          $   12,053
 9/30/2003          $   15,190          $   13,315
12/31/2003          $   17,645          $   15,003
 3/31/2004          $   18,917          $   15,840
 6/30/2004          $   18,595          $   15,855
 9/30/2004          $   17,269          $   14,902
12/31/2004          $   19,670          $   17,149
 3/31/2005          $   18,218          $   15,978
 6/30/2005          $   18,966          $   16,538

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES
Liberty Small Company Growth Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                         ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class B                1,000.00     1,000.00       965.39       1,019.59       5.12         5.26             1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Small Company Growth Fund, Variable Series / June 30, 2005 (Unaudited)

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--17.0%
AUTOMOBILES--0.2%
Winnebago Industries, Inc.                                               2,580   $        84,495
                                                                                 ---------------
DIVERSIFIED CONSUMER SERVICES--0.3%
Education Management Corp. (a)                                           5,076           171,213
                                                                                 ---------------
HOTELS, RESTAURANTS & LEISURE--4.6%
Gaylord Entertainment Co. (a)                                           15,755           732,450
Kerzner International Ltd. (a)                                           5,011           285,376
Pinnacle Entertainment, Inc. (a)                                        12,064           235,972
RARE Hospitality
   International, Inc. (a)                                               4,640           141,381
Scientific Games Corp., Class A (a)                                     19,990           538,331
Shuffle Master, Inc. (a)                                                19,580           548,827
                                                                                 ---------------
                                                                                       2,482,337
                                                                                 ---------------
HOUSEHOLD DURABLES--0.5%
Yankee Candle Co., Inc.                                                  8,410           269,961
                                                                                 ---------------
INTERNET & CATALOG RETAIL--0.8%
Blue Nile, Inc. (a)                                                      2,462            80,483
Coldwater Creek, Inc. (a)                                               10,432           259,861
Overstock.com, Inc. (a)                                                  2,399            85,404
                                                                                 ---------------
                                                                                         425,748
                                                                                 ---------------
LEISURE EQUIPMENT & PRODUCTS--0.5%
Marvel Enterprises, Inc. (a)                                            13,940           274,897
                                                                                 ---------------
MEDIA--4.5%
Cumulus Media, Inc., Class A (a)                                        24,824           292,427
Harris Interactive, Inc. (a)                                            40,904           199,203
Lin TV Corp., Class A (a)                                               15,969           221,809
Lions Gate Entertainment Corp. (a)                                      53,300           546,858
R.H. Donnelley Corp. (a)                                                 6,590           408,448
Radio One, Inc., Class D (a)                                            36,290           463,423
TiVo, Inc. (a)                                                          15,390           102,805
Valassis Communications, Inc. (a)                                        5,292           196,069
                                                                                 ---------------
                                                                                       2,431,042
                                                                                 ---------------
MULTILINE RETAIL--0.1%
Fred's, Inc.                                                             3,911            64,844
                                                                                 ---------------
SPECIALTY RETAIL--3.9%
Bombay Co., Inc. (a)                                                    26,289           149,847
Design Within Reach, Inc. (a)                                           12,680           229,508
Guitar Center, Inc. (a)                                                  2,290           133,667
Hibbett Sporting Goods, Inc. (a)                                         8,477           320,770
Jarden Corp. (a)                                                         9,720           524,103
MarineMax, Inc. (a)                                                      2,228            69,625
Pacific Sunwear of California, Inc. (a)                                 20,900           480,491
Tuesday Morning Corp.                                                    5,823           183,541
                                                                                 ---------------
                                                                                       2,091,552
                                                                                 ---------------
TEXTILES, APPAREL & LUXURY GOODS--1.6%
Ashworth, Inc. (a)                                                      14,869           133,970
Jos. A. Bank Clothiers, Inc. (a)                                        12,730           551,209
Wolverine World Wide, Inc.                                               7,013           168,382
                                                                                 ---------------
                                                                                         853,561
                                                                                 ---------------
CONSUMER STAPLES--0.8%
FOOD & STAPLES RETAILING--0.2%
United Natural Foods, Inc. (a)                                           3,627   $       110,152
                                                                                 ---------------
FOOD PRODUCTS--0.4%
Delta & Pine Land Co.                                                    9,210           230,803
                                                                                 ---------------
PERSONAL PRODUCTS--0.2%
Nu Skin Enterprises, Inc., Class A                                       5,020           116,966
                                                                                 ---------------

ENERGY--7.2%
ENERGY EQUIPMENT & SERVICES--1.4%
Atwood Oceanics, Inc. (a)                                                4,090           251,780
Cal Dive International, Inc. (a)                                         2,560           134,067
Dawson Geophysical Co. (a)                                               6,357           135,150
Grey Wolf, Inc. (a)                                                     21,080           156,203
Hydril (a)                                                               1,074            58,372
                                                                                 ---------------
                                                                                         735,572
                                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS--5.8%
Bois d'Arc Energy, Inc. (a)                                             26,394           389,311
Edge Petroleum Corp. (a)                                                21,200           331,144
Energy Partners Ltd. (a)                                                13,600           356,456
InterOil Corp. (a)                                                       5,643           153,377
Mission Resources Corp. (a)                                             55,800           450,306
Pioneer Drilling Co. (a)                                                 9,913           151,272
Spinnaker Exploration Co. (a)                                            9,000           319,410
Superior Energy Services, Inc. (a)                                      32,564           579,639
Western Gas Resources, Inc.                                             10,900           380,410
                                                                                 ---------------
                                                                                       3,111,325
                                                                                 ---------------

FINANCIALS--8.7%
CAPITAL MARKETS--0.8%
Affiliated Managers Group, Inc. (a)                                      2,979           203,555
Jefferies Group, Inc.                                                    5,497           208,281
                                                                                 ---------------
                                                                                         411,836
                                                                                 ---------------
COMMERCIAL BANKS--4.1%
Boston Private Financial
   Holdings, Inc.                                                       17,400           438,480
City National Corp.                                                      3,750           268,912
East-West Bancorp, Inc.                                                 12,400           416,516
Fidelity Bankshares, Inc.                                                6,372           168,985
Mercantile Bank Corp.                                                    8,202           360,642
Prosperity Bancshares, Inc.                                             18,700           535,007
                                                                                 ---------------
                                                                                       2,188,542
                                                                                 ---------------
CONSUMER FINANCE--1.1%
Nelnet, Inc. Class A (a)                                                 7,170           238,546
World Acceptance Corp. (a)                                              12,124           364,326
                                                                                 ---------------
                                                                                         602,872
                                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES--1.4%
Greenhill & Co., Inc.                                                   14,900           603,599
National Financial Partners Corp.                                        4,050           158,517
                                                                                 ---------------
                                                                                         762,116
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
INSURANCE--1.3%
Infinity Property & Casualty Corp.                                       7,223   $       251,938
Philadelphia Consolidated
   Holding Co. (a)                                                       1,434           121,546
Selective Insurance Group, Inc.                                          1,617            80,122
Triad Guaranty, Inc. (a)                                                 5,312           267,672
                                                                                 ---------------
                                                                                         721,278
                                                                                 ---------------

HEALTH CARE--19.2%
BIOTECHNOLOGY--5.3%
Affymetrix, Inc. (a)                                                     7,276           392,395
Amylin Pharmaceuticals, Inc. (a)                                         8,670           181,463
AtheroGenics, Inc. (a)                                                  15,770           252,005
Cytogen Corp. (a)                                                       14,197            74,250
Enzo Biochem, Inc. (a)                                                  13,671           245,121
Exact Sciences Corp. (a)                                                15,198            34,651
Exelixis, Inc. (a)                                                       8,592            63,838
Human Genome Sciences, Inc. (a)                                          8,727           101,059
Illumina, Inc. (a)                                                      12,091           145,938
Isolagen, Inc. (a)                                                       1,037             4,252
Martek Biosciences Corp. (a)                                             3,400           129,030
NeoPharm, Inc. (a)                                                      24,749           247,242
OSI Pharmaceuticals, Inc. (a)                                            4,270           174,515
PRA International (a)                                                    4,770           127,741
Protein Design Labs, Inc. (a)                                           17,580           355,292
QLT, Inc. (a)                                                           32,083           334,305
                                                                                 ---------------
                                                                                       2,863,097
                                                                                 ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
American Medical Systems
   Holdings, Inc. (a)                                                   11,497           237,413
Aspect Medical Systems, Inc. (a)                                         2,671            79,435
Hologic, Inc. (a)                                                        4,205           167,149
Immucor, Inc. (a)                                                       11,563           334,749
INAMED Corp. (a)                                                         2,960           198,231
Intuitive Surgical, Inc. (a)                                             1,814            84,605
Kyphon, Inc. (a)                                                         4,592           159,756
Medical Action Industries, Inc. (a)                                      1,281            22,866
Nektar Therapeutics (a)                                                 15,590           262,536
Respironics, Inc. (a)                                                    8,673           313,182
SonoSite, Inc. (a)                                                       8,640           268,185
Syneron Medical Ltd. (a)                                                 7,900           289,061
                                                                                 ---------------
                                                                                       2,417,168
                                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES--5.0%
Advisory Board Co. (a)                                                  11,505           560,754
Apria Healthcare Group, Inc. (a)                                         4,650           161,076
Centene Corp. (a)                                                        5,257           176,530
HealthExtras, Inc. (a)                                                   3,472            69,683
Hythiam, Inc. (a)                                                       23,700           132,720
LHC Group, Inc. (a)                                                     11,311           205,634
LifePoint Hospitals, Inc. (a)                                           10,800           545,616
Psychiatric Solutions, Inc. (a)                                          1,130            55,042
Triad Hospitals, Inc. (a)                                                5,020           274,293
U.S. Physical Therapy, Inc. (a)                                         13,400           257,012
VCA Antech, Inc. (a)                                                    11,065           268,326
                                                                                 ---------------
                                                                                       2,706,686
                                                                                 ---------------
PHARMACEUTICALS--4.4%
BioSante Pharmaceuticals, Inc. (a)                                      25,600   $        96,000
Bone Care International, Inc. (a)                                        9,400           309,918
Caraco Pharmaceutical
   Laboratories Ltd. (a)                                                 9,918            85,097
Connetics Corp. (a)                                                      5,507            97,144
DepoMed, Inc. (a)                                                       57,347           250,606
DOV Pharmaceutical, Inc. (a)                                            14,880           277,661
Neurochem, Inc. (a)                                                     16,729           168,127
Noven Pharmaceuticals, Inc. (a)                                         22,900           400,292
Par Pharmaceutical
   Companies, Inc. (a)                                                   3,056            97,211
Penwest Pharmaceuticals Co. (a)                                          9,365           110,694
Salix Pharmaceuticals Ltd. (a)                                          24,850           438,851
                                                                                 ---------------
                                                                                       2,331,601
                                                                                 ---------------

INDUSTRIALS--11.4%
AEROSPACE & DEFENSE--0.6%
DRS Technologies, Inc.                                                   2,710           138,969
Engineered Support Systems, Inc.                                         2,689            96,347
Teledyne Technologies, Inc. (a)                                          2,891            94,188
                                                                                 ---------------
                                                                                         329,504
                                                                                 ---------------
AIR FREIGHT & LOGISTICS--1.9%
EGL, Inc. (a)                                                           17,283           351,191
Hub Group, Inc., Class A (a)                                               291             7,289
UTI Worldwide, Inc.                                                      9,259           644,612
                                                                                 ---------------
                                                                                       1,003,092
                                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES--3.8%
Educate, Inc. (a)                                                        2,148            30,394
Intersections, Inc. (a)                                                  9,439           110,342
Korn/Ferry International (a)                                            15,410           273,527
Laureate Education, Inc. (a)                                            10,800           516,888
MDC Partners, Inc., Class A (a)                                         38,500           325,710
Mine Safety Appliances Co.                                                 966            44,629
Navigant Consulting, Inc. (a)                                            4,900            86,534
NCO Group, Inc. (a)                                                     12,320           266,482
Resources Connection, Inc. (a)                                          11,079           257,365
Senomyx, Inc. (a)                                                        4,356            71,918
Waste Connections, Inc. (a)                                              1,345            50,155
                                                                                 ---------------
                                                                                       2,033,944
                                                                                 ---------------
CONSTRUCTION & ENGINEERING--0.9%
Chicago Bridge & Iron Co., NV, N.Y
   Registered Shares                                                    20,341           464,995
                                                                                 ---------------
ELECTRICAL EQUIPMENT--0.4%
Evergreen Solar, Inc. (a)                                                6,541            42,059
Plug Power, Inc. (a)                                                    28,639           196,177
                                                                                 ---------------
                                                                                         238,236
                                                                                 ---------------
MACHINERY--1.9%
Bucyrus International, Inc.,
   Class A                                                               1,820            69,124
Cuno, Inc. (a)                                                           7,475           534,014
Wabash National Corp.                                                   12,681           307,261
Wabtec Corp.                                                             4,382            94,125
                                                                                 ---------------
                                                                                       1,004,524
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
ROAD & RAIL--1.5%
Genesee & Wyoming, Inc.,
   Class A (a)                                                          14,359   $       390,708
Heartland Express, Inc.                                                 21,243           412,752
Landstar System, Inc. (a)                                                  400            12,072
                                                                                 ---------------
                                                                                         815,532
                                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
Aceto Corp.                                                             29,374           219,717
                                                                                 ---------------

INFORMATION TECHNOLOGY--28.5%
COMMUNICATIONS EQUIPMENT--1.9%
ADTRAN, Inc.                                                             4,350           107,575
Anaren, Inc. (a)                                                           359             4,721
AudioCodes Ltd. (a)                                                      4,292            42,705
Avocent Corp. (a)                                                          718            18,768
C-COR, Inc.                                                                400             2,743
Finisar Corp. (a)                                                       93,403            98,073
Foundry Networks, Inc. (a)                                              40,019           345,364
Inter-Tel, Inc.                                                            564            10,496
NICE Systems Ltd., ADR (a)                                               7,670           302,735
Packeteer, Inc. (a)                                                      2,251            31,739
Plantronics, Inc.                                                        2,210            80,356
                                                                                 ---------------
                                                                                       1,045,275
                                                                                 ---------------
COMPUTERS & PERIPHERALS--0.6%
Neoware Systems, Inc. (a)                                                  787             8,059
SimpleTech, Inc. (a)                                                    75,500           289,165
                                                                                 ---------------
                                                                                         297,224
                                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.0%
Aeroflex, Inc. (a)                                                         607             5,099
Anixter International, Inc. (a)                                         12,300           457,191
Applied Films Corp. (a)                                                 13,676           350,106
Audiovox Corp., Class A (a)                                             13,771           213,450
Daktronics, Inc.                                                         8,751           175,107
FLIR Systems, Inc. (a)                                                   2,440            72,810
Global Imaging Systems, Inc. (a)                                        17,987           573,066
Itron, Inc. (a)                                                          5,970           266,740
Photon Dynamics, Inc. (a)                                               14,000           288,540
Plexus Corp. (a)                                                        19,280           274,354
                                                                                 ---------------
                                                                                       2,676,463
                                                                                 ---------------
INTERNET SOFTWARE & SERVICES--3.9%
CNET Networks, Inc. (a)                                                  4,287            50,329
Corillian Corp. (a)                                                     83,714           259,513
Digital River, Inc. (a)                                                  8,230           261,302
Digitas, Inc. (a)                                                       44,614           509,046
EarthLink, Inc. (a)                                                     12,250           106,085
Equinix, Inc. (a)                                                       10,431           452,080
InfoSpace, Inc. (a)                                                     11,550           380,341
Secure Computing Corp. (a)                                               3,729            40,572
ValueClick, Inc. (a)                                                     4,032            49,715
                                                                                 ---------------
                                                                                       2,108,983
                                                                                 ---------------
IT SERVICES--2.0%
Anteon International Corp. (a)                                             605            27,600
Euronet Worldwide, Inc. (a)                                              2,096            60,931
MAXIMUS, Inc.                                                            7,541           266,122
MTC Technologies, Inc. (a)                                              18,260   $       672,516
Sykes Enterprises, Inc. (a)                                              4,399            41,790
                                                                                 ---------------
                                                                                       1,068,959
                                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--8.4%
Brooks Automation, Inc. (a)                                              8,138           120,849
Cymer, Inc. (a)                                                          2,043            53,833
Cypress Semiconductor Corp. (a)                                         34,800           438,132
DSP Group, Inc. (a)                                                     11,990           286,201
Entegris, Inc. (a)                                                      60,700           600,930
FEI Co. (a)                                                             21,700           494,977
Integrated Circuit Systems, Inc. (a)                                     2,036            42,023
Integrated Device Technology, Inc. (a)                                   4,491            48,278
IXYS Corp. (a)                                                          44,600           632,428
Leadis Technology, Inc. (a)                                             15,588           125,484
Microsemi Corp. (a)                                                        442             8,310
Mykrolis Corp. (a)                                                      28,800           409,248
Silicon Image, Inc. (a)                                                 15,446           158,476
Silicon Storage Technology, Inc. (a)                                    48,304           194,665
Tessera Technologies, Inc. (a)                                             483            16,137
Ultratech, Inc. (a)                                                     26,736           489,269
Virage Logic Corp. (a)                                                  37,540           386,662
                                                                                 ---------------
                                                                                       4,505,902
                                                                                 ---------------
SOFTWARE--6.7%
American Reprographics Co. (a)                                           4,173            67,144
ANSYS, Inc. (a)                                                          1,303            46,439
Captiva Software Corp. (a)                                              29,313           423,280
Epicor Software Corp. (a)                                               30,702           405,266
FileNET Corp. (a)                                                       13,700           344,418
Hyperion Solutions Corp. (a)                                             1,505            60,561
Kronos, Inc. (a)                                                         1,318            53,234
Magma Design Automation, Inc. (a)                                       24,752           206,927
Manhattan Associates, Inc. (a)                                          19,719           378,802
Micromuse, Inc. (a)                                                     50,243           284,375
MICROS Systems, Inc. (a)                                                 2,980           133,355
Open Solutions, Inc. (a)                                                 5,401           109,694
OpenTV Corp., Class A (a)                                               77,600           212,624
Progress Software Corp. (a)                                              2,266            68,320
Quest Software, Inc. (a)                                                   331             4,511
RSA Security, Inc. (a)                                                  13,923           159,836
ScanSoft, Inc. (a)                                                      39,895           150,803
SeaChange International, Inc. (a)                                       20,183           141,685
Verint Systems, Inc. (a)                                                11,500           369,840
                                                                                 ---------------
                                                                                       3,621,114
                                                                                 ---------------

MATERIALS--2.8%
CHEMICALS--1.4%
Airgas, Inc.                                                             3,089            76,206
Landec Corp. (a)                                                        32,347           210,255
Symyx Technologies, Inc. (a)                                             1,656            46,335
UAP Holding Corp. (a)                                                   11,392           189,107
Zoltek Companies, Inc. (a)                                              21,926           246,229
                                                                                 ---------------
                                                                                         768,132
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
METALS & MINING--1.4%
Allegheny Technologies, Inc.                                             7,450   $       164,347
AMCOL International Corp.                                               19,900           373,921
Cleveland-Cliffs, Inc.                                                   2,040           117,830
Foundation Coal Holdings, Inc.                                           1,159            30,065
Reliance Steel & Aluminum Co.                                            1,639            60,759
                                                                                 ---------------
                                                                                         746,922
                                                                                 ---------------

TELECOMMUNICATION SERVICES--1.1%
WIRELESS TELECOMMUNICATION SERVICES--1.1%
Alamosa Holdings, Inc. (a)                                               7,322           101,776
SBA Communications Corp.,
   Class A (a)                                                          14,023           189,310
SpectraLink Corp.                                                        2,359            24,817
Western Wireless Corp., Class A (a)                                      6,410           271,143
                                                                                 ---------------
                                                                                         587,046
                                                                                 ---------------

UTILITIES--1.0%
GAS UTILITIES--1.0%
Energen Corp.                                                           15,420           540,471
                                                                                 ---------------
TOTAL COMMON STOCKS
   (cost of $46,732,589)                                                              52,535,699
                                                                                 ---------------

                                                                     PAR
                                                               ---------------
SHORT-TERM OBLIGATION--0.7%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Bond maturing
   05/15/17, market value of $396,688
   (repurchase proceeds $383,029)                              $       383,000           383,000
                                                                                 ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $383,000)                                                                    383,000
                                                                                 ---------------
TOTAL INVESTMENTS--98.4%
   (cost of $47,115,589) (b)                                                          52,918,699
                                                                                 ---------------
OTHER ASSETS & LIABILITIES, NET--1.6%                                                    881,678
                                                                                 ---------------
NET ASSETS--100.0%                                                               $    53,800,377
                                                                                 ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $47,115,589.

            ACRONYM                NAME
            -------                ----
              ADR       American Depositary Receipt

At June 30, 2005, the Fund held investments in the following sectors:

SECTOR                                       % OF NET ASSETS
------                                       ---------------
Information Technology                             28.5%
Health Care                                        19.2
Consumer Discretionary                             17.0
Industrials                                        11.4
Financials                                          8.7
Energy                                              7.2
Materials                                           2.8
Telecommunication Services                          1.1
Utilities                                           1.0
Consumer Staples                                    0.8
Short-Term Obligation                               0.7
Other Assets & Liabilities, Net                     1.6
                                                  -----
                                                  100.0%
                                                  =====

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Small Company Growth Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                          $    47,115,589
                                                                              ---------------
Investments, at value                                                         $    52,918,699
Cash                                                                                      255
Receivable for:
   Investments sold                                                                17,589,859
   Interest                                                                                29
   Dividends                                                                            6,608
Expense reimbursement due from Investment Advisor                                         509
Deferred Trustees' compensation plan                                                    5,373
Other assets                                                                               26
                                                                              ---------------
     TOTAL ASSETS                                                                  70,521,358
                                                                              ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                           16,576,023
   Fund shares repurchased                                                             72,964
   Investment advisory fee                                                             22,219
   Administration fee                                                                   6,416
   Transfer agent fee                                                                     594
   Pricing and bookkeeping fees                                                         2,546
   Trustees' fees                                                                         385
   Audit fee                                                                           18,904
   Custody fee                                                                            775
   Reports to shareholders                                                              9,683
Deferred Trustees' fees                                                                 5,373
Other liabilities                                                                       5,099
                                                                              ---------------
     TOTAL LIABILITIES                                                             16,720,981
                                                                              ---------------
NET ASSETS                                                                    $    53,800,377
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    73,728,239
Accumulated net investment loss                                                      (146,246)
Accumulated net realized loss                                                     (25,584,726)
Net unrealized appreciation on investments                                          5,803,110
                                                                              ---------------
NET ASSETS                                                                    $    53,800,377
                                                                              ===============
CLASS A:
Net assets                                                                    $    53,799,339
Shares outstanding                                                                  5,040,810
                                                                              ===============
Net asset value per share                                                     $         10.67
                                                                              ===============
CLASS B:
Net assets                                                                    $         1,038
Shares outstanding                                                                         98
                                                                              ===============
Net asset value per share                                                     $         10.59
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Small Company Growth Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $        66,030
Interest                                                                               11,068
                                                                              ---------------
   Total Investment Income                                                             77,098
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               137,460
Administration fee                                                                     41,238
Distribution fee--Class B                                                                   1
Transfer agent fee                                                                      3,720
Pricing and bookkeeping fees                                                           12,909
Trustees' fees                                                                          4,053
Custody fee                                                                             5,109
Audit fee                                                                              14,904
Non-recurring costs (See Note 6)                                                          687
Other expenses                                                                         14,289
                                                                              ---------------
   Total Expenses                                                                     234,370
Fees and expenses waived or reimbursed by Investment Advisor                          (13,862)
Non-recurring costs assumed by Investment Advisor (See Note 6)                           (687)
Custody earnings credit                                                                   (47)
                                                                              ---------------
   Net Expenses                                                                       219,774
                                                                              ---------------
Net Investment Loss                                                                  (142,676)
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                    2,637,597
Net change in unrealized appreciation (depreciation) on investments                (4,904,928)
                                                                              ---------------
Net Loss                                                                           (2,267,331)
                                                                              ---------------
Net Decrease in Net Assets from Operations                                    $    (2,410,007)
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Small Company Growth Fund, Variable Series

                                                                                (UNAUDITED)
                                                                                SIX MONTHS
                                                                                   ENDED            YEAR ENDED
                                                                                  JUNE 30,         DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                  2005               2004
----------------------------------                                            ---------------    ---------------
OPERATIONS:
Net investment loss                                                           $      (142,676)   $      (375,167)
Net realized gain on investments                                                    2,637,597          8,870,268
Net change in unrealized appreciation (depreciation) on investments                (4,904,928)        (1,981,238)
                                                                              ---------------    ---------------
        Net Increase (Decrease) from Operations                                    (2,410,007)         6,513,863
                                                                              ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                    1,231,894          3,275,513
   Redemptions                                                                     (7,209,440)       (11,759,160)
                                                                              ---------------    ---------------
Net Decrease from Share Transactions                                               (5,977,546)        (8,483,647)
                                                                              ---------------    ---------------
Total Decrease in Net Assets                                                       (8,387,553)        (1,969,784)
NET ASSETS:
Beginning of period                                                                62,187,930         64,157,714
                                                                              ---------------    ---------------
End of period (including accumulated net investment loss of
   $(146,246) and $(3,570), respectively)                                     $    53,800,377    $    62,187,930
                                                                              ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                      118,902            317,740
   Redemptions                                                                       (696,341)        (1,162,714)
                                                                              ---------------    ---------------
        Net Decrease                                                                 (577,439)          (844,974)
                                                                              ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Small Company Growth Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Small Company Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $  8,865,101
     Unrealized depreciation                (3,061,991)
                                          ------------
       Net unrealized appreciation        $  5,803,110
                                          ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $    184,967
       2009                                17,850,721
       2010                                10,080,251
                                         ------------
                                         $ 28,115,939
                                         ============

Of the capital loss carryforwards attributable to the Fund, $664,392 ($184,967 expiring 12/31/08, $368,693 expiring 12/31/09 and $110,732 expiring 12/31/10)
remain from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.50%
$1 billion to $1.5 billion                     0.45%
Over $1.5 billion                              0.40%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.50%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.047%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at an annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2005, fees reimbursed by Columbia amounted to 0.05% of the Fund's average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $781 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $27,455,016 and $33,833,332 respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $687 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Small Company Growth Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS                                                              PERIOD
                                             ENDED                     YEAR ENDED DECEMBER 31,                     ENDED
                                           JUNE 30,      --------------------------------------------------    DECEMBER 31,
                                             2005          2004          2003          2002          2001        2000 (a)
                                          ----------     --------      --------      --------      --------    ------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                     $  10.98      $   9.85      $   6.82      $   9.03      $  19.05      $  19.39
                                           --------      --------      --------      --------      --------      --------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss (b)                       (0.03)        (0.09)        (0.07)        (0.07)        (0.06)        (0.06)
Net realized and unrealized
   gain (loss) on investments                 (0.36)         1.22          3.10         (2.14)        (2.32)        (0.28)
                                           --------      --------      --------      --------      --------      --------
      Total from Investment
         Operations                           (0.39)         1.13          3.03         (2.21)        (2.38)        (0.34)
                                           --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net realized gains                          --            --            --            --         (7.64)           --
                                           --------      --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  10.59      $  10.98      $   9.85      $   6.82      $   9.03      $  19.05
                                           ========      ========      ========      ========      ========      ========
Total return (c)(d)                           (3.55)%(e)    11.47%(f)     44.43%(f)    (24.47)%(f)   (10.38)%(f)    (1.75)%(e)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                   1.05%(h)      1.05%         1.05%         1.05%         1.07%         1.00%(h)
Net investment loss (g)                       (0.77)%(h)    (0.86)%       (0.88)%       (0.82)%       (0.57)%       (0.49)%(h)
Waiver/reimbursement                           0.05%(h)      0.02%         0.03%         0.02%         0.04%           --
Portfolio turnover rate                          50%(e)        41%          117%          117%          146%          155%
Net assets, end of period (000's)          $      1      $      1      $      1      $      1      $      1      $      1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia Large Cap Growth Fund, Variable Series / June 30, 2005

Columbia Large Cap Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan and Mary-Ann Ward co-manage the fund. Mr. Berlinguet has been with Columbia Management Advisors, Inc. or its predecessors or affiliate organizations ("Columbia") since October 2003. Mr. Hickey has been affiliated with Columbia since November 1998.
Mr. Sullivan has been affiliated with Columbia since January 2005. Ms. Ward has been affiliated with Columbia since July 1997.

For the six months ended June 30, 2005, the fund's performance fell short of its benchmark, the Russell 1000 Growth Index(1). As investors worried about rising short-term interest rates, elevated energy prices and geopolitical concerns, large-cap stocks narrowly beat small-caps. Within the large-cap sector, growth stocks trailed value stocks. Our focus was on large-cap companies with strong competitive positions, high sustainable profits, good balance sheets and above-average earnings growth prospects. We kept the portfolio broadly diversified across sectors and individual stocks.

POSITIVE CONTRIBUTIONS FROM HEALTH CARE AND ENERGY

Health care stocks helped performance. We downplayed major branded pharmaceutical stocks, which declined amid concerns over patent expirations and a lack of new blockbuster drugs. Instead, we focused on product-related companies such as Alcon and Medtronic (0.5% and 4.7% of net assets, respectively). Both were top contributors to performance. Alcon, which makes eye care products, was attractively valued relative to its strong earnings growth. Medtronics is a medical device company with a strong lineup of new products. While positive, the fund's health care returns failed to keep pace with the sector's gains. Among detractors was Novartis AG (3.7% of net assets), a non-index European pharmaceutical company. Despite a disappointing stock performance, we believe the company has a better array of existing products, as well as potential new products in the pipeline, than do the large domestic drug companies.

Energy stocks also helped performance, as elevated oil and gas prices fueled strong stock returns. However, the fund did not own many of the smaller energy stocks, which were the biggest beneficiaries of rising energy prices.

GOOD STOCK SELECTION IN DISAPPOINTING TECH SECTOR

The fund's technology returns were better than those for the index in a period that was generally disappointing for technology. We successfully avoided the worst performers, while owning a few standouts that included Google (no longer in the portfolio), Marvell Technology Group and Microchip Technology (1.9% and 1.4% of net assets, respectively). Strong earnings and revenue growth drove Google, which we sold at a price that we believe represented full valuation. Marvell Technology Group and Microchip Technology make semiconductor chips used in consumer goods. Both stocks rallied nicely, as demand for consumer products remained reasonably strong and investors rewarded highly leveraged companies. Sizable stakes in software giant Microsoft and semiconductor manufacturer Maxim Integrated Products (5.1% and 2.3% of net assets, respectively) eroded some of these gains. Both stocks declined along with the sector. Maxim, whose analog semiconductors are used in a wide variety of products, also was hurt by weak sales as distributor and end user inventories declined.

DOWNTURN IN CONSUMER SECTORS

The fund's consumer discretionary stocks were down, but ahead of the sector's return in the index. Media stocks, including Viacom (2.7% of net assets) and TimeWarner (no longer in the portfolio), suffered from disappointing up-front advertising sales. Offsetting these losses were strong performances from high-end retailers that managed to sustain strong sales growth. One such company was Nordstrom (0.8% of net assets). In consumer staples, stock selection was disappointing. The fund held positions in Costco Wholesale and Wal-Mart Stores (3.5% and 3.3% of net assets, respectively), which declined as rising energy prices appeared to keep shoppers at home and curbed spending for many of their customers.

CAUTIOUS OPTIMISM ABOUT LARGE-CAP GROWTH PROSPECTS

We expect improved performance from large-cap growth stocks. The excesses of the 1990s that created valuation differences between growth and value stocks have largely disappeared. The gap between small- and large-cap valuations has also closed. In addition, we believe many large-cap growth stocks continue to have strong earnings prospects as we head into the later stages of this economic expansion.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may also invest 25% of its assets in foreign stocks. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

PERFORMANCE INFORMATION
Columbia Large Cap Growth Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                          (CUMULATIVE)
                            6-MONTH     1-YEAR   5-YEAR  10-YEAR
----------------------------------------------------------------
Class B (06/01/00)               -2.89   -2.80   -12.98     6.03
Russell 1000 Growth
   Index                         -1.72    1.68   -10.36     7.40

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)      12/31/04       06/30/05
----------------------------------------------------------
Class B                              23.67          22.90

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95(1) - 06/30/05

                                       RUSSELL 1000
                  CLASS B SHARES       GROWTH INDEX
  7/1/1995          $   10,000          $   10,000
 9/30/1995          $   11,006          $   10,908
12/31/1995          $   11,672          $   11,404
 3/31/1996          $   12,216          $   12,017
 6/30/1996          $   13,051          $   12,781
 9/30/1996          $   13,447          $   13,241
12/31/1996          $   14,154          $   14,041
 3/31/1997          $   14,079          $   14,117
 6/30/1997          $   16,924          $   16,786
 9/30/1997          $   17,920          $   18,048
12/31/1997          $   18,722          $   18,323
 3/31/1998          $   20,894          $   21,099
 6/30/1998          $   22,221          $   22,057
 9/30/1998          $   18,941          $   20,054
12/31/1998          $   23,947          $   25,416
 3/31/1999          $   26,713          $   27,033
 6/30/1999          $   27,528          $   28,073
 9/30/1999          $   26,055          $   27,046
12/31/1999          $   32,791          $   33,845
 3/31/2000          $   37,696          $   36,259
 6/30/2000          $   35,977          $   35,280
 9/30/2000          $   34,801          $   33,382
12/31/2000          $   28,804          $   26,255
 3/31/2001          $   23,856          $   20,767
 6/30/2001          $   24,502          $   22,516
 9/30/2001          $   19,582          $   18,146
12/31/2001          $   21,662          $   20,893
 3/31/2002          $   20,821          $   20,352
 6/30/2002          $   17,644          $   16,552
 9/30/2002          $   14,428          $   14,061
12/31/2002          $   15,106          $   15,066
 3/31/2003          $   14,680          $   14,905
 6/30/2003          $   16,733          $   17,038
 9/30/2003          $   17,046          $   17,704
12/31/2003          $   18,889          $   19,547
 3/31/2004          $   18,296          $   19,702
 6/30/2004          $   18,468          $   20,084
 9/30/2004          $   17,077          $   19,034
12/31/2004          $   18,483          $   20,779
 3/31/2005          $   17,839          $   19,929
 6/30/2005          $   17,953          $   20,421

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Growth Index is the fund's new benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

UNDERSTANDING YOUR EXPENSES
Columbia Large Cap Growth Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                         ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class B                1,000.00     1,000.00       971.09       1,020.08       4.64         4.76             0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Columbia Large Cap Growth Fund, Variable Series / June 30, 2005 (Unaudited)

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
COMMON STOCKS--96.0%
CONSUMER DISCRETIONARY--13.6%
HOTELS, RESTAURANTS & LEISURE--2.6%
Carnival Corp.                                                          44,400   $     2,422,020
Marriott International, Inc., Class A                                    5,750           392,265
Starwood Hotels & Resorts
   Worldwide, Inc.                                                      13,300           778,981
                                                                                 ---------------
                                                                                       3,593,266
                                                                                 ---------------
MEDIA--3.2%
News Corp., Class A                                                     42,500           687,650
Viacom, Inc., Class B                                                  114,730         3,673,655
                                                                                 ---------------
                                                                                       4,361,305
                                                                                 ---------------
MULTILINE RETAIL--1.2%
Nordstrom, Inc.                                                         15,730         1,069,168
Target Corp.                                                            10,950           595,790
                                                                                 ---------------
                                                                                       1,664,958
                                                                                 ---------------
SPECIALTY RETAIL--5.4%
Bed Bath & Beyond, Inc. (a)                                             57,700         2,410,706
Home Depot, Inc.                                                        68,810         2,676,709
Lowe's Companies, Inc.                                                  34,510         2,009,172
Sherwin-Williams Co.                                                     7,900           372,011
                                                                                 ---------------
                                                                                       7,468,598
                                                                                 ---------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%
NIKE, Inc., Class B                                                     18,300         1,584,780
                                                                                 ---------------

CONSUMER STAPLES--15.1%
BEVERAGES--1.5%
Coca-Cola Co.                                                           32,700         1,365,225
PepsiCo, Inc.                                                           13,370           721,044
                                                                                 ---------------
                                                                                       2,086,269
                                                                                 ---------------
FOOD & STAPLES RETAILING--7.9%
Costco Wholesale Corp.                                                 108,200         4,849,524
CVS Corp.                                                               49,600         1,441,872
Wal-Mart Stores, Inc.                                                   94,860         4,572,252
                                                                                 ---------------
                                                                                      10,863,648
                                                                                 ---------------
HOUSEHOLD PRODUCTS--3.7%
Colgate-Palmolive Co.                                                   14,300           713,713
Procter & Gamble Co.                                                    81,700         4,309,675
                                                                                 ---------------
                                                                                       5,023,388
                                                                                 ---------------
PERSONAL PRODUCTS--2.0%
Avon Products, Inc.                                                     10,900           412,565
Gillette Co.                                                            46,900         2,374,547
                                                                                 ---------------
                                                                                       2,787,112
                                                                                 ---------------

ENERGY--0.5%
ENERGY EQUIPMENT & SERVICES--0.5%
National-Oilwell Varco, Inc. (a)                                        14,300           679,822
                                                                                 ---------------

FINANCIALS--10.0%
CAPITAL MARKETS--1.5%
Merrill Lynch & Co., Inc.                                               38,390         2,111,834
                                                                                 ---------------
COMMERCIAL BANKS--4.2%
Wells Fargo & Co.                                                       81,340   $     5,008,917
Zions Bancorporation                                                     9,800           720,594
                                                                                 ---------------
                                                                                       5,729,511
                                                                                 ---------------
CONSUMER FINANCE--0.3%
MBNA Corp.                                                              13,970           365,455
                                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
Citigroup, Inc.                                                         29,700         1,373,031
                                                                                 ---------------
INSURANCE--3.0%
American International Group, Inc.                                      71,340         4,144,854
                                                                                 ---------------

HEALTH CARE--20.9%
BIOTECHNOLOGY--2.4%
Amgen, Inc. (a)                                                         29,580         1,788,407
Amylin Pharmaceuticals, Inc. (a)                                        37,100           776,503
Protein Design Labs, Inc. (a)                                           36,000           727,560
                                                                                 ---------------
                                                                                       3,292,470
                                                                                 ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--5.9%
Alcon, Inc.                                                              6,400           699,840
Baxter International, Inc.                                              26,900           997,990
Medtronic, Inc.                                                        123,870         6,415,227
                                                                                 ---------------
                                                                                       8,113,057
                                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Caremark Rx, Inc. (a)                                                   23,720         1,056,014
WellPoint, Inc. (a)                                                     10,400           724,256
                                                                                 ---------------
                                                                                       1,780,270
                                                                                 ---------------
PHARMACEUTICALS--11.3%
Eli Lilly & Co.                                                         24,700         1,376,037
IVAX Corp. (a)                                                          38,300           823,450
Johnson & Johnson                                                       85,700         5,570,500
Novartis AG, ADR                                                       107,110         5,081,299
Pfizer, Inc.                                                            49,800         1,373,484
Teva Pharmaceutical
   Industries Ltd., ADR                                                 20,580           640,861
Wyeth                                                                   16,100           716,450
                                                                                 ---------------
                                                                                      15,582,081
                                                                                 ---------------

INDUSTRIALS--6.0%
INDUSTRIAL CONGLOMERATES--5.8%
3M Co.                                                                  18,300         1,323,090
General Electric Co.                                                   193,710         6,712,052
                                                                                 ---------------
                                                                                       8,035,142
                                                                                 ---------------
MACHINERY--0.2%
Pentair, Inc.                                                            4,600           196,926
                                                                                 ---------------

INFORMATION TECHNOLOGY--28.5%
COMMUNICATIONS EQUIPMENT--2.6%
Cisco Systems, Inc. (a)                                                149,050         2,848,346
Juniper Networks, Inc. (a)                                              29,300           737,774
                                                                                 ---------------
                                                                                       3,586,120
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
COMPUTERS & PERIPHERALS--3.8%
Dell, Inc. (a)                                                          72,700   $     2,872,377
EMC Corp. (a)                                                           90,600         1,242,126
Hewlett-Packard Co.                                                     33,400           785,234
International Business
   Machines Corp.                                                        4,100           304,220
                                                                                 ---------------
                                                                                       5,203,957
                                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--12.6%
Altera Corp. (a)                                                        35,500           703,610
Applied Materials, Inc.                                                162,800         2,634,104
Intel Corp.                                                             22,100           575,926
Linear Technology Corp.                                                 19,700           722,793
Marvell Technology Group Ltd. (a)                                       67,660         2,573,786
Maxim Integrated Products, Inc.                                         82,700         3,159,967
MEMC Electronic Materials, Inc. (a)                                     43,700           689,149
Microchip Technology, Inc.                                              63,900         1,892,718
Novellus Systems, Inc. (a)                                              91,900         2,270,849
Texas Instruments, Inc.                                                 73,200         2,054,724
                                                                                 ---------------
                                                                                      17,277,626
                                                                                 ---------------
SOFTWARE--9.5%
Autodesk, Inc. (a)                                                      23,500           807,695
Electronic Arts, Inc. (a)                                               18,940         1,072,193
Microsoft Corp.                                                        284,550         7,068,222
Oracle Corp. (a)                                                        54,100           714,120
SAP AG, ADR                                                             52,400         2,268,920
Symantec Corp. (a)                                                      56,400         1,226,136
                                                                                 ---------------
                                                                                      13,157,286
                                                                                 ---------------

MATERIALS--1.4%
CHEMICALS--1.4%
Air Products & Chemicals, Inc.                                           9,000           542,700
Praxair, Inc.                                                           30,400         1,416,640
                                                                                 ---------------
                                                                                       1,959,340
                                                                                 ---------------
TOTAL COMMON STOCKS
   (cost of $127,961,273)                                                            132,022,106
                                                                                 ---------------

                                                                     PAR
                                                               ---------------
SHORT-TERM OBLIGATION--0.9%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   06/30/05, due 07/01/05 at 2.700%,
   collateralized by a U.S. Treasury
   Bond maturing 05/15/17, market
   value of $1,283,825 (repurchase
   proceeds $1,252,094)                                        $     1,252,000         1,252,000
                                                                                 ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $1,252,000)                                                                1,252,000
                                                                                 ---------------
TOTAL INVESTMENTS--96.9%
   (cost of $129,213,273) (b)                                                        133,274,106
                                                                                 ---------------
OTHER ASSETS & LIABILITIES, NET--3.1%                                                  4,326,841
                                                                                 ---------------
NET ASSETS--100.0%                                                               $   137,600,947
                                                                                 ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $129,213,273.

At June 30, 2005, the Fund held investments in the following sectors:

SECTOR                                       % OF NET ASSETS
------                                       ---------------
Information Technology                             28.5%
Health Care                                        20.9
Consumer Staples                                   15.1
Consumer Discretionary                             13.6
Financials                                         10.0
Industrials                                         6.0
Materials                                           1.4
Energy                                              0.5
Short-Term Obligation                               0.9
Other Assets & Liabilities, Net                     3.1
                                                  -----
                                                  100.0%
                                                  =====

            ACRONYM                NAME
            -------                ----
             ADR        American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia Large Cap Growth Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                          $   129,213,273
                                                                              ---------------
Investments, at value                                                         $   133,274,106
Cash                                                                                      716
Receivable for:
   Investments sold                                                                10,409,030
   Fund shares sold                                                                    34,830
   Interest                                                                                94
   Dividends                                                                           84,694
   Foreign tax reclaim                                                                  4,630
Expense reimbursement due from Distributor                                                707
Deferred Trustees' compensation plan                                                   11,774
                                                                              ---------------
     TOTAL ASSETS                                                                 143,820,581
                                                                              ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                            5,966,003
   Fund shares repurchased                                                             75,966
   Investment advisory fee                                                             27,468
   Administration fee                                                                  14,656
   Transfer agent fee                                                                     594
   Merger costs                                                                        86,466
   Trustees' fees                                                                          90
   Audit fee                                                                           19,523
   Custody fee                                                                            168
   Distribution fee--Class B                                                            4,291
Deferred Trustees' fees                                                                11,774
Other liabilities                                                                      12,635
                                                                              ---------------
     TOTAL LIABILITIES                                                              6,219,634
                                                                              ---------------
NET ASSETS                                                                    $   137,600,947
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $   193,827,694
Undistributed net investment income                                                   238,294
Accumulated net realized loss                                                     (60,525,874)
Net unrealized appreciation on investments                                          4,060,833
                                                                              ---------------
NET ASSETS                                                                    $   137,600,947
                                                                              ===============
CLASS A:
Net assets                                                                    $   118,269,633
Shares outstanding                                                                  5,147,407
                                                                              ===============
Net asset value per share                                                     $         22.98
                                                                              ===============
CLASS B:
Net assets                                                                    $    19,331,314
Shares outstanding                                                                    844,084
                                                                              ===============
Net asset value per share                                                     $         22.90
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia Large Cap Growth Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $       774,126
Interest                                                                               16,906
                                                                              ---------------
   Total Investment Income (net of foreign taxes withheld of $18,359)                 791,032
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               343,523
Administration fee                                                                    103,057
Distribution fee--Class B                                                              25,270
Transfer agent fee                                                                      3,720
Pricing and bookkeeping fees                                                           21,581
Trustees' fees                                                                          4,433
Custody fee                                                                             5,840
Non-recurring costs (See Note 6)                                                        1,665
Other expenses                                                                         33,163
                                                                              ---------------
   Total Expenses                                                                     542,252
Fees reimbursed by Distributor--Class B                                                (5,115)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (1,665)
Custody earnings credit                                                                   (66)
                                                                              ---------------
   Net Expenses                                                                       535,406
                                                                              ---------------
Net Investment Income                                                                 255,626
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                    4,299,912
Net change in unrealized appreciation (depreciation) on investments                (8,875,273)
                                                                              ---------------
Net Loss                                                                           (4,575,361)
                                                                              ---------------
Net Decrease in Net Assets from Operations                                    $    (4,319,735)
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia Large Cap Growth Fund, Variable Series

                                                                               (UNAUDITED)
                                                                                SIX MONTHS            YEAR
                                                                                   ENDED              ENDED
                                                                                 JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 2005                2004
----------------------------------                                            ---------------    ---------------
OPERATIONS:
Net investment income                                                         $       255,626    $       848,855
Net realized gain on investments                                                    4,299,912          1,963,800
Net change in unrealized appreciation (depreciation) on investments                (8,875,273)        (6,711,341)
                                                                              ---------------    ---------------
        Net Decrease from Operations                                               (4,319,735)        (3,898,686)
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                           (783,986)          (188,595)
   Class B                                                                            (78,921)                --
                                                                              ---------------    ---------------
        Total Distributions Declared to Shareholders                                 (862,907)          (188,595)
                                                                              ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                      860,410          3,299,769
   Proceeds received in connection with merger                                     33,094,397                 --
   Distributions reinvested                                                           783,986            188,595
   Redemptions                                                                    (18,204,857)       (23,714,994)
                                                                              ---------------    ---------------
        Net Increase (Decrease)                                                    16,533,936        (20,226,630)
                                                                              ---------------    ---------------
Class B:
   Subscriptions                                                                      585,068          1,409,109
   Proceeds received in connection with merger                                          1,337                 --
   Distributions reinvested                                                            78,921                 --
   Redemptions                                                                     (2,355,429)        (4,685,626)
                                                                              ---------------    ---------------
        Net Decrease                                                               (1,690,103)        (3,276,517)
                                                                              ---------------    ---------------
Net Increase (Decrease) from Share Transactions                                    14,843,833        (23,503,147)
                                                                              ---------------    ---------------
Total Increase (Decrease) in Net Assets                                             9,661,191        (27,590,428)
NET ASSETS:

Beginning of period                                                               127,939,756        155,530,184
                                                                              ---------------    ---------------
End of period (including undistributed net investment income of
   $238,294 and $845,575, respectively)                                       $   137,600,947    $   127,939,756
                                                                              ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       37,229            141,708
   Issued in connection with merger                                                 1,394,365                 --
   Issued for distributions reinvested                                                 33,590              7,995
   Redemptions                                                                       (786,776)        (1,027,469)
                                                                              ---------------    ---------------
        Net Increase (Decrease)                                                       678,408           (877,766)
                                                                              ---------------    ---------------
Class B:
   Subscriptions                                                                       25,437             59,599
   Issued in connection with merger                                                        56                 --
   Issued for distributions reinvested                                                  3,390                 --
   Redemptions                                                                       (102,364)          (205,838)
                                                                              ---------------    ---------------
        Net Decrease                                                                  (73,481)          (146,239)
                                                                              ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia Large Cap Growth Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

On February 25, 2005, the Stein Roe Growth Stock Fund, Variable Series was renamed Columbia Large Cap Growth Fund, Variable Series.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
     Ordinary income                        $    188,595
     Long-term capital gains                          --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation             $  14,613,967
     Unrealized depreciation               (10,553,134)
                                         -------------
       Net unrealized appreciation       $   4,060,833
                                         =============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                            CAPITAL LOSS
    EXPIRATION                          CARRYFORWARD
    ----------                          ------------
       2009                             $ 26,462,157
       2010                               28,364,195
       2011                                9,801,830
                                        ------------
                                        $ 64,628,182
                                        ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.50%
Over $1 billion                                0.45%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.50%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.031%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $814 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $54,881,906 and $79,503,838, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial

Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $1,665 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

On February 28, 2005, the Liberty Equity Fund, Variable Series merged into the Columbia Large Cap Growth Fund, Variable Series and received a tax-free transfer of assets from Liberty Equity Fund, Variable Series as follows:

      SHARES          NET ASSETS           UNREALIZED
      ISSUED           RECEIVED           APPRECIATION*
     ---------       ------------         -------------
     1,394,421       $ 33,095,733         $   5,776,629

   NET ASSETS          NET ASSETS          NET ASSETS
   OF COLUMBIA         OF LIBERTY          OF COLUMBIA
    LARGE CAP         EQUITY FUND,          LARGE CAP
   GROWTH FUND,     VARIABLE SERIES       GROWTH FUND,
 VARIABLE SERIES      IMMEDIATELY        VARIABLE SERIES
    PRIOR TO           PRIOR TO            IMMEDIATELY
   COMBINATION        COMBINATION       AFTER COMBINATION
 ---------------    ---------------     -----------------
 $   123,809,923    $    33,095,733     $     156,905,656

* Unrealized appreciation is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS
Columbia Large Cap Growth Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                    (UNAUDITED)
                                     SIX MONTHS                                                                 PERIOD
                                       ENDED                          YEAR ENDED DECEMBER 31,                    ENDED
                                      JUNE 30,          --------------------------------------------------    DECEMBER 31,
                                       2005               2004          2003          2002          2001        2000 (a)
                                     ---------          --------      --------      --------      --------    ------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                $  23.67          $  24.19      $  19.40      $  27.82      $  44.59      $  50.85
                                      --------          --------      --------      --------      --------      --------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) (b)          0.02              0.10(c)      (0.01)         0.03         (0.02)        (0.12)
Net realized and unrealized gain
   (loss) on investments                 (0.70)            (0.62)         4.85         (8.45)       (10.27)        (6.14)
                                      --------          --------      --------      --------      --------      --------
     Total from Investment
       Operations                        (0.68)            (0.52)         4.84         (8.42)       (10.29)        (6.26)
                                      --------          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income               (0.09)               --         (0.05)           --            --(d)         --
From net realized gains                     --                --            --            --         (6.48)           --
                                      --------          --------      --------      --------      --------      --------
     Total Distributions Declared
       to Shareholders                   (0.09)               --         (0.05)           --         (6.48)           --
                                      --------          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD        $  22.90          $  23.67      $  24.19      $  19.40      $  27.82      $  44.59
                                      ========          ========      ========      ========      ========      ========
Total return (e)(f)                      (2.89)%(g)(h)     (2.15)%(h)    25.05%(h)    (30.27)%(h)   (24.80)%(h)   (12.31)%(g)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (i)                              0.95%(j)          0.95%         0.95%         0.95%         0.95%         0.95%(j)
Net investment income (loss) (i)          0.20%(j)          0.43%        (0.03)%        0.14%        (0.06)%       (0.43)%(j)
Waiver/reimbursement                      0.05%(j)          0.03%         0.06%         0.07%         0.06%           --
Portfolio turnover rate                     40%(g)             4%          138%           68%           57%           65%
Net assets, end of period (000's)     $ 19,331          $ 21,715      $ 25,730      $ 22,042      $ 32,830      $ 20,059

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

STEINROE VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER AND ADMINISTRATOR
     Columbia Management Advisors, Inc.
     100 Federal Street
     Boston, MA 02110

     TRANSFER AGENT
     Columbia Funds Services, Inc.
     PO Box 8081
     Boston, MA 02266-8081

     IMPORTANT INFORMATION

     A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

     The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      (This page intentionally left blank)

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  SteinRoe Variable Investment Trust
            --------------------------------------------------------------


By (Signature and Title)      /S/ Christopher L. Wilson
                        --------------------------------------------------
                              Christopher L. Wilson, President


Date                          August 29, 2005
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /S/ Christopher L. Wilson
                        --------------------------------------------------
                              Christopher L. Wilson, President


Date                          August 29, 2005
    ----------------------------------------------------------------------


By (Signature and Title)      /S/ J. Kevin Connaughton
                        --------------------------------------------------
                              J. Kevin Connaughton, Treasurer


Date                          August 29, 2005
    ----------------------------------------------------------------------